                                                                    EXHIBIT 4.1

--------------------------------------------------------------------------------

                                    INDENTURE


                          Dated as of February 2, 1998

                                      Among

                            GRAHAM PACKAGING COMPANY

                                       and

                        GPC CAPITAL CORP. I, as Issuers,

                GRAHAM PACKAGING HOLDINGS COMPANY, as Guarantor,

                                       and

               UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee

                                   ----------

     Up to $325,000,000 aggregate principal amount of 8 3/4 % Senior Subordinated Notes due 2008, Series A 8 3/4% Senior Subordinated Notes due 2008, Series B

               Floating Interest Rate Subordinated Term Securities
                        ("FIRSTS")sm* due 2008, Series A
               Floating Interest Rate Subordinated Term Securities
                                (FIRSTS) Series B

--------------------------------------------------------------------------------

*    FIRSTS is a Service mark of BT Alex. Brown Incorporated

                             CROSS-REFERENCE TABLE
Trust Indenture                                                      Indenture
  Act Section                                                         Section
---------------                                                      ---------

ss.310(a)(1)...................................................   7.10
      (a)(2)...................................................   7.10
      (a)(3)...................................................   N.A.
      (a)(4)...................................................   N.A.
      (a)(5)...................................................   7.8, 7.10.
      (b)......................................................   7.8; 7.10;
                                                                  13.2
      (c)......................................................   N.A.
    ss. 311(a).................................................   7.11
      (b)......................................................   7.11
      (c)......................................................   N.A.
ss.312(a)......................................................   2.5
      (b)......................................................   13.3
      (c)......................................................   13.3
ss.313(a)......................................................   7.6
      (b)(1)...................................................   7.6
      (b)(2)...................................................   7.6
      (c)......................................................   7.6; 13.2
      (d)......................................................   7.6
ss.314(a)......................................................   4.11; 4.12;
                                                                  13.2
      (b)......................................................   N.A.
      (c)(1)...................................................   13.4
      (c)(2)...................................................   13.4
      (c)(3)...................................................   N.A.
      (d)......................................................   N.A.
      (e)......................................................   13.5
      (f)......................................................   N.A.
ss.315(a)......................................................   7.1(b)
      (b)......................................................   7.5; 13.2
      (c)......................................................   7.1(a)
      (d)......................................................   7.1(c)
      (e)......................................................   6.11
ss.316(a)(last sentence).......................................   2.9
      (a)(1)(A)................................................   6.5
      (a)(1)(B)................................................   6.4
      (a)(2)...................................................   N.A.
      (b)......................................................   6.7
      (c)......................................................   10.4
ss.317(a)(1)...................................................   6.8
      (a)(2)...................................................   6.9
      (b)......................................................   2.4
ss.318(a)......................................................   13.1

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                    ARTICLE I

              DEFINITIONS AND INCORPORATION BY REFERENCE...................  1

SECTION 1.1 Definitions....................................................  1
SECTION 1.2 Incorporation by Reference of Trust Indenture Act.............. 27
SECTION 1.3 Rules of Construction.......................................... 27

                                   ARTICLE II

              THE SECURITIES............................................... 28

SECTION 2.1 Form and Dating................................................ 28
SECTION 2.2 Execution and Authentication................................... 28
SECTION 2.3 Registrar and Paying Agent..................................... 29
SECTION 2.4 Paying Agent To Hold Assets in Trust........................... 30
SECTION 2.5 Securityholder Lists........................................... 30
SECTION 2.6 Transfer and Exchange.......................................... 31
SECTION 2.7 Replacement Securities......................................... 31
SECTION 2.8 Outstanding Securities......................................... 32
SECTION 2.9 Treasury Securities............................................ 32
SECTION 2.10 Temporary Securities.......................................... 32
SECTION 2.11 Cancellation.................................................. 33
SECTION 2.12 Defaulted Interest............................................ 33
SECTION 2.13 CUSIP Number.................................................. 34
SECTION 2.14 Deposit of Moneys............................................. 34
SECTION 2.15 Book-Entry Provisions for Global Securities................... 34
SECTION 2.16 Registration of Transfers and Exchanges....................... 35

                                   ARTICLE III

              REDEMPTION................................................... 40

SECTION 3.1 Notices to Trustee............................................. 40
SECTION 3.2 Selection of Securities To Be Redeemed......................... 40
SECTION 3.3 Notice of Redemption........................................... 40
SECTION 3.4 Effect of Notice of Redemption................................. 41
SECTION 3.5 Deposit of Redemption Price.................................... 41
SECTION 3.6 Securities Redeemed in Part.................................... 42

                                                                            Page
                                                                            ----


                                   ARTICLE IV

              COVENANTS.................................................... 42

SECTION 4.1 Payment of Securities.......................................... 42
SECTION 4.2 Maintenance of Office or Agency................................ 42
SECTION 4.3 Limitations on Transactions with Affiliates.................... 43
SECTION 4.4 Limitation on Incurrence of Indebtedness and
                    Issuance of Disqualified Stock......................... 44
SECTION 4.5 Limitation on Asset Sales...................................... 47
SECTION 4.6 Limitation on Restricted Payments.............................. 49
SECTION 4.7 Existence...................................................... 53
SECTION 4.8 Payment of Taxes and Other Claims.............................. 53
SECTION 4.9 Notice of Defaults............................................. 53
SECTION 4.10 Maintenance of Properties and Insurance....................... 53
SECTION 4.11 Compliance Certificate........................................ 54
SECTION 4.12 Reports to Holders............................................ 54
SECTION 4.13 Waiver of Stay, Extension or Usury Laws....................... 55
SECTION 4.14 Change of Control............................................. 56
SECTION 4.15 Limitation on Other Senior Subordinated Indebtedness.......... 57
SECTION 4.16 Limitations on Dividend and Other Payment
                       Restrictions Affecting Restricted Subsidiaries...... 57
SECTION 4.17 [Intentionally Omitted]....................................... 58
SECTION 4.18 Limitation on Liens........................................... 59
SECTION 4.19 Limitations on Guarantees of Indebtedness by
                      Restricted Subsidiaries.............................. 59

                                    ARTICLE V

              MERGERS; SUCCESSORS.......................................... 60

SECTION 5.1 Mergers, Sale of Assets, etc................................... 60
SECTION 5.2 Successor Substituted.......................................... 61

                                   ARTICLE VI

              DEFAULT AND REMEDIES......................................... 62

SECTION 6.1 Events of Default.............................................. 62
SECTION 6.2 Acceleration................................................... 64
SECTION 6.3 Other Remedies................................................. 64
SECTION 6.4 Waiver of Past Default......................................... 65
SECTION 6.5 Control by Majority............................................ 65
SECTION 6.6 Limitation on Suits............................................ 66
SECTION 6.7 Rights of Holders To Receive Payment........................... 66
SECTION 6.8 Collection Suit by Trustee..................................... 66

                                                                            Page
                                                                            ----


SECTION 6.9 Trustee May File Proofs of Claim............................... 67
SECTION 6.10 Priorities.................................................... 67
SECTION 6.11 Undertaking for Costs......................................... 68

                                   ARTICLE VII

              TRUSTEE...................................................... 68

SECTION 7.1 Duties of Trustee.............................................. 68
SECTION 7.2 Rights of Trustee.............................................. 69
SECTION 7.3 Individual Rights of Trustee................................... 70
SECTION 7.4 Trustee's Disclaimer........................................... 71
SECTION 7.5 Notice of Defaults............................................. 71
SECTION 7.6 Reports by Trustee to Holders.................................. 71
SECTION 7.7 Compensation and Indemnity..................................... 71
SECTION 7.8 Replacement of Trustee......................................... 73
SECTION 7.9 Successor Trustee by Merger, etc............................... 74
SECTION 7.10 Eligibility; Disqualification................................. 74
SECTION 7.11 Preferential Collection of Claims Against Issuers............. 74

                                  ARTICLE VIII

              SUBORDINATION OF SECURITIES.................................. 75

SECTION 8.1 Securities Subordinated to Senior Indebtedness................. 75
SECTION 8.2 No Payment on Securities in Certain Circumstances.............. 75
SECTION 8.3 Payment Over of Proceeds upon Dissolution, etc................. 76
SECTION 8.4 Subrogation.................................................... 77
SECTION 8.5 Obligations of Issuers Unconditional........................... 78
SECTION 8.6 Notice to Trustee.............................................. 78
SECTION 8.7 Reliance on Judicial Order or Certificate of Liquidating Agent. 79
SECTION 8.8 Trustee's Relation to Senior Indebtedness...................... 80
SECTION 8.9 Subordination Rights Not Impaired by Acts or Omissions of
                      the Issuers or Holders of Senior Indebtedness........ 80
SECTION 8.10 Securityholders Authorize Trustee To Effectuate
                      Subordination of Securities.......................... 80
SECTION 8.11 This Article Not To Prevent Events of Default................. 81
SECTION 8.12 Trustee's Compensation Not Prejudiced......................... 81
SECTION 8.13 No Waiver of Subordination Provisions......................... 81

                                                                            Page
                                                                            ----


SECTION 8.14 Subordination Provisions Not Applicable to Money Held in
                      Trust for Securityholders............................ 81

                                   ARTICLE IX

              DISCHARGE OF INDENTURE....................................... 81
SECTION 9.1 Termination of Issuers' Obligations............................ 82
SECTION 9.2 Application of Trust Money..................................... 83
SECTION 9.3 Repayment to Issuers........................................... 83
SECTION 9.4 Reinstatement.................................................. 84

                                    ARTICLE X

              AMENDMENTS, SUPPLEMENTS AND WAIVERS.......................... 84

SECTION 10.1 Without Consent of Holders.................................... 84
SECTION 10.2 With Consent of Holders....................................... 85
SECTION 10.3 Compliance with Trust Indenture Act........................... 87
SECTION 10.4 Revocation and Effect of Consents............................. 87
SECTION 10.5 Notation on or Exchange of Securities......................... 87
SECTION 10.6 Trustee To Sign Amendments, etc............................... 88

                                   ARTICLE XI

              GUARANTEE.................................................... 88

SECTION 11.1 Unconditional Guarantee....................................... 88
SECTION 11.2 Severability.................................................. 89
SECTION 11.3 Limitation of Guarantor's Liability........................... 89
SECTION 11.4 Contribution.................................................. 89
SECTION 11.5 Execution of Guarantee........................................ 90
SECTION 11.6 Subordination of Subrogation and Other Rights................. 90

                                   ARTICLE XII

              SUBORDINATION OF GUARANTEE................................... 91

SECTION 12.1 Guarantee Obligations Subordinated to Senior Indebtedness..... 91
SECTION 12.2 No Payment in Certain Circumstances; Payment
                      Over of Proceeds upon Dissolution, etc............... 91
SECTION 12.3 Subrogation................................................... 93
SECTION 12.4 Obligations of Guarantors Unconditional....................... 94

                                                                            Page
                                                                            ----

SECTION 12.5 Notice to Trustee............................................. 95
SECTION 12.6 Reliance on Judicial Order or Certificate of Liquidating Agent 95
SECTION 12.7 Trustee's Relation to Guarantor Senior Indebtedness........... 96
SECTION 12.8 Subordination Rights Not Impaired by Acts or

                      Omissions of Holdings, the Guarantors or Holders
                      of Senior Indebtedness............................... 96
SECTION 12.9 Securityholders Authorize Trustee To Effectuate
                      Subordination of Guarantee........................... 96
SECTION 12.10 This Article Not To Prevent Events of Default................ 97
SECTION 12.11 Trustee's Compensation Not Prejudiced........................ 97
SECTION 12.12 No Waiver of Guarantee Subordination Provisions.............. 97

                                  ARTICLE XIII

              MISCELLANEOUS................................................ 97

SECTION 13.1 Trust Indenture Act Controls.................................. 97
SECTION 13.2 Notices....................................................... 98
SECTION 13.3 Communications by Holders with Other Holders.................. 99
SECTION 13.4 Certificate and Opinion as to Conditions Precedent............100
SECTION 13.5 Statements Required in Certificate or Opinion.................100
SECTION 13.6 Rules by Trustee, Paying Agent, Registrar.....................100
SECTION 13.7 Governing Law.................................................101
SECTION 13.8 No Recourse Against Others....................................101
SECTION 13.9 Successors....................................................101
SECTION 13.10 Counterpart Originals........................................101
SECTION 13.11 Severability.................................................101
SECTION 13.12 No Adverse Interpretation of Other Agreements................102
SECTION 13.13 Legal Holidays...............................................102

SIGNATURES     .........................................................S-1
EXHIBIT A-1    Form of Series A Fixed Rate Security.....................A-1
EXHIBIT A-2    Form of Series A Floating Rate Security..................
EXHIBIT B      Form of Series B Fixed Rate Security.....................B-1
EXHIBIT B-2    Form of Series B Floating Rate Security..................
EXHIBIT C      Form of Legend for Global Securities.....................C-1
EXHIBIT D      Form of Transfer Certificate.............................D-1
EXHIBIT E      Form of Transfer Certificate for Institutional
               Accredited Investors.....................................E-1

----------
NOTE: This Table of Contents shall not, for any purpose, be deemed to be a part of the Indenture.

     INDENTURE dated as of February 2, 1998, among GRAHAM PACKAGING COMPANY, a Pennsylvania limited partnership (the "Company"), GPC CAPITAL CORP. I, a Delaware corporation ("CapCo I"), as issuers, GRAHAM PACKAGING HOLDINGS COMPANY, a Pennsylvania limited partnership ("Holdings"), as guarantor, and UNITED STATES TRUST COMPANY OF NEW YORK, a New York banking corporation, as trustee (the "Trustee"). Each party hereto agrees as follows for the benefit of each other party and for the equal and ratable benefit of the Holders of the Securities:

                                   ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.1.  Definitions.

     "Acquired Indebtedness" means, with respect to any specified Person, (i) Indebtedness of any other Person existing at the time such other Person is merged with or into or becomes a Restricted Subsidiary of such specified Person, including, without limitation, Indebtedness incurred in connection with, or in contemplation of, such other Person merging with or into or becoming a Restricted Subsidiary of such specified Person, and (ii) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person.

     "Additional Interest" has the meaning provided in the Registration Rights Agreement.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

     "Affiliate Transaction" see Section 4.03.

     "Agent" means any Registrar, Paying Agent or co-Registrar.

     "Asset Sale" means (i) the sale, conveyance, transfer or other disposition (whether in a single transaction or a series of related transactions) of property or assets (including by way of a sale and leaseback) of the Company or any Restricted Subsidiary thereof (each referred to in this definition as a "disposition") or (ii) the issuance or sale of Equity Interests of any Restricted Subsidiary (whether in a single transaction or a series of related transactions), in each case, other than: (a) a disposition of Cash Equivalents or Investment Grade Securities or obsolete or worn out equipment in the ordinary course of business; (b) the disposition of all or substantially all of the assets of the Company in a manner permitted pursuant to

Section 5.01 of this Indenture or any disposition that constitutes a Change of Control pursuant to this Indenture; (c) any Restricted Payment that is permitted to be made, and is made, under Section 4.06 of this Indenture; (d) any disposition of assets with an aggregate fair market value of less than $2.0 million; (e) any disposition of property or assets by a Restricted Subsidiary to the Company or by the Company or a Restricted Subsidiary to a Restricted Subsidiary; (f) any exchange of like property pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended, for use in a Similar Business; (g) any financing transaction with respect to property built or acquired by the Company or any of its Restricted Subsidiaries after the Issue Date including, without limitation, sale-leasebacks and asset securitizations; (h) foreclosures on assets; (i) any sale of Equity Interests in, or Indebtedness or other securities of, an Unrestricted Subsidiary; and (j) an issuance of Equity Interests by CapCo I in connection with an IPO Reorganization.

     "Bankruptcy Law" see Section 6.01.

     "Blackstone" means Blackstone Capital Partners III Merchant Banking Fund L.P. and its Affiliates.

     "Board of Directors" means, as to any Person, the board of directors of such Person (or, if such Person is a partnership, the board of directors or other governing body of the general partner (or, if there is more than one general partner of such person, the general partner or general partners which may take the applicable action pursuant to the partnership agreement of such Person) of such Person) or any duly authorized committee thereof.

     "Board Resolution" means, with respect to any Person, a copy of a resolution certified by the Secretary or an Assistant Secretary of such Person or the general partner, in the case of a limited partnership, or member, in the case of a limited liability company, of such Person (or, if such Person is a partnership, one of its general partners) to have been duly adopted by the Board of Directors of such Person or the general partner, in the case of a limited partnership, or member, in the case of a limited liability company, of such Person and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day" means a day that is not a Saturday, a Sunday or a day on which banking institutions in New York, New York are not required to be open.

     "Calculation Agent" means the Person appointed by the Issuers to calculate the interest rate on the Floating Rate Securities, which shall initially be the Trustee.

     "CapCo I" means the Person named as "CapCo I" in the first paragraph of this Indenture and its successors; provided that any such successor shall be a corporation organized and existing under the laws of the United States or any state thereof.

     "CapCo II" means GPC Capital Corp. II, a Delaware corporation, and its successors; provided that any such successor shall be a corporation organized and existing under the laws of the United States or any state thereof.

     "Capitalized Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be required to be capitalized and reflected as a liability on a balance sheet in accordance with GAAP.

     "Capital Stock" means (i) in the case of a corporation, corporate stock,
(ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership of limited liability company, partnership or membership interests (whether general or limited) and
(iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

     "Cash Equivalents" means (i) U. S. dollars (and foreign currency exchanged into U.S. dollars within 180 days), (ii) securities issued or directly and fully guaranteed or insured by the U.S. Government or any agency or instrumentality thereof, (iii) certificates of deposit, time deposits and eurodollar time deposits with maturities of one year or less from the date of acquisition, bankers' acceptances with maturities not exceeding one year and overnight bank deposits, in each case with any commercial bank having capital and surplus in excess of $500.0 million, (iv) repurchase obligations for underlying securities of the types described in clauses (ii) and (iii) entered into with any financial institution meeting the qualifications specified in clause (iii) above, (v) commercial paper rated A-1 or the equivalent thereof by Moody's or S&P and in each case maturing within one year after the date of acquisition, (vi) investment funds investing 95% of their assets in securities of the types described in clauses (i)-(v) above, (vii) readily marketable direct obligations issued by any state of the United States of America or any political subdivision thereof having one of the two highest rating categories obtainable from either Moody's or S&P and (viii) Indebtedness or preferred stock issued by Persons with a rating of "A" or higher from S&P or "A2" or higher from Moody's.

     "Change of Control" means the occurrence of any of the following: (i) the sale, lease or transfer, in one or a series of related transactions, of all or substantially all of the assets of the Company and its Restricted Subsidiaries, taken as a whole, to a Person other than the Permitted Holders and their Related Parties, except in so far as such transaction or transactions relate to an IPO Reorganization in accordance with Article Five hereof; or (ii) the Company becomes aware (by way of a report or any other filing pursuant to Section 13(d) of the Exchange Act, proxy, vote, written notice or otherwise) of the acquisition by any Person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of securities (within the meaning of Rule 13d-5(b)(1) under the Exchange Act), other than the Permitted Holders and their Related Parties, in a single transaction or in a related series of transactions, by way of merger, consolidation or other business combination or purchase, of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision) of 50% or more of the total voting power of the Voting Stock of the Company.

     "Change of Control Date" see Section 4.14.

     "Common Stock" of any Person means any and all shares, interests or other participations in, and other equivalents (however designated and whether voting or non-voting) of, such Person's common equity, whether outstanding on the Issue Date or issued after the Issue Date, and includes, without limitation, all series and classes of such common equity.

     "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor.

     "Consolidated Depreciation and Amortization Expense" means with respect to any Person for any period, the total amount of depreciation and amortization expense of such Person and its Restricted Subsidiaries for such period on a consolidated basis and otherwise determ ined in accordance with GAAP.

     "Consolidated EBITDA" means, with respect to any Person for any period, the Consolidated Net Income of such Person for such period plus (a) provision for taxes based on income or profits of such Person, or Permitted Tax Distributions made by such Person, for such period deducted in computing Consolidated Net Income, plus (b) Consolidated Interest Expense of such Person for such period to the extent the same was deducted in calculating such Consolidated Net Income, plus (c) Consolidated Depreciation and Amortization Expense of such Person for such period to the extent such depreciation and amortization expense was deducted in computing Consolidated Net Income, plus (d) any fees, expenses or charges related to any Equity Offering, Permitted Investment, acquisition or recapitalization or Indebtedness permitted to be incurred by this Indenture (whether or not successful) and fees, expenses or charges related to the transactions contemplated by the Recapitalization Agreement (including fees to Blackstone), plus (e) the amount of any non-recurring charges (including any one-time costs incurred in connection with acquisitions after the Issue
Date) deducted in such period in computing Consolidated Net Income, plus (f) without duplication, any other non-cash charges reducing Consolidated Net Income for such period (excluding any such charge which requires an accrual of a cash reserve for anticipated cash charges for any future period), plus (g) the amount of any minority interest expense deducted in calculating Consolidated Net Income, plus (h) special charges and unusual items during any period ending on or prior to the second anniversary of the Issue Date not to exceed $15.0 million in the aggregate, plus (i) the amount of management, consulting monitoring and advisory fees paid to Blackstone and its Affiliates during such period not to exceed $1.0 million during any four quarter period, less, without duplication
(j) non-cash items increasing Consolidated Net Income of such Person for such period (excluding any items which represent the reversal of any accrual of, or cash reserve for, anticipated cash charges in any prior period).


     "Consolidated Interest Expense" means, with respect to any Person for any period, the sum, without duplication, of: (a) consolidated interest expense of such Person and its Restricted Subsidiaries for such period, to the extent such expense was deducted in computing Consolidated Net Income (including amortization of original issue discount, the interest component of Capitalized Lease Obligations and net payments and receipts (if any) pursuant to Hedging Obligations to the extent included in Consolidated Interest Expense and excluding amortization of deferred financing fees), (b) consolidated capitalized interest of such Person and its Restricted Subsidiaries for such period, whether paid or accrued and (c) on and after January 15, 2004, the interest expense of Holdings with respect to the Holdings Senior Discount Notes.

     "Consolidated Net Income" means, with respect to any Person for any period, the aggregate of the Net Income, of such Person and its Restricted Subsidiaries for such period, on a consolidated basis; provided, however, that (i) any net after-tax extraordinary gains or losses (less all fees and expenses relating thereto) shall be excluded, (ii) any increase in the cost of sales or other incremental expenses resulting from purchase accounting in relation to any acquisition, net of taxes, shall be excluded, (iii) the Net Income for such period shall not include the cumulative effect of a change in accounting principles during such period, (iv) any net after-tax income (loss) from discontinued operations and any net after-tax gains or losses on disposal of discontinued operations shall be excluded, (v) any net after-tax gains or losses (less all fees and expenses relating thereto) attributable to asset dispositions other than in the ordinary course of business (as determined in good faith by the Company) shall be excluded, (vi) the Net Income for such period of any Person that is not a Subsidiary, or is an Unrestricted Subsidiary, or that is accounted for by the equity method of accounting, shall be included only to the extent of the amount of dividends or distributions or other payments paid in cash (or to the extent converted into cash) to the referent Person or a Restricted Subsidiary thereof in respect of such period, (vii) the Net Income of any Person acquired in a pooling of interests transaction shall not be included for any period prior to the date of such acquisition,
(viii) the Net Income for such period of any Restricted Subsidiary shall be excluded to the extent that the declaration or payment of dividends or similar distributions by such Restricted Subsidiary of its Net Income is not at the date of determination permitted without any prior governmental approval (which has not been obtained) or, directly or indirectly, by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule, or governmental regulation applicable to that Restricted Subsidiary or its stockholders, unless such restriction with respect to the payment of dividends or in similar distributions has been legally waived, and (ix) the Net Income for such period of the Company and its Restricted Subsidiaries shall be decreased by the amount of Permitted Tax Distributions during such period.

     "Contingent Obligations" means, with respect to any Person, any obligation of such Person guaranteeing any leases, dividends or other obligations that do not constitute Indebtedness ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent,
(i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, or (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation against loss in respect thereof.

     "Corporate Trust Office of the Trustee" shall be at the address of the Trustee specified in Section 13.02 or such other address as the Trustee may give notice to the Company.

     "Custodian" see Section 6.01.

     "Default" means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.

     "Defeasance Trust Payment" see Section 8.01.

     "Depository" means, with respect to the Securities issued in the form of one or more Global Securities, The Depository Trust Company or another Person designated as Depository by the Company, which must be a clearing agency registered under the Exchange Act.

     "Designated Noncash Consideration" means the fair market value of noncash consideration received by the Company or any of its Restricted Subsidiaries in connection with an Asset Sale that is so designated as Designated Noncash Consideration pursuant to an Officers' Certificate, setting forth the basis of such valuation, less the amount of cash or Cash Equivalents received in connection with a subsequent sale of such Designated Noncash Consideration.

     "Designated Preferred Stock" means preferred stock of the Company (other than Disqualified Stock) that is issued for cash (other than to a Restricted Subsidiary) and is so designated as Designated Preferred Stock, pursuant to an Officers' Certificate, on the issuance date thereof, the cash proceeds of which are excluded from the calculation set forth in clause (c) of Section 4.06 of this Indenture.

     "Designated Senior Indebtedness" means (i) Indebtedness under or in respect of the New Credit Facility (except that any Indebtedness which represents a partial refinancing of Indebtedness theretofore outstanding pursuant to the New Credit Facility, rather than a complete refinancing thereof, shall only constitute Designated Senior Indebtedness if such partial refinancing meets the requirements of succeeding clause (ii)) and (ii) any other Indebtedness constituting Senior Indebtedness which, at the time of determination, has an aggregate principal amount or accreted value of at least $25.0 million and is specifically designated in the instrument evidencing such Senior Indebtedness as "Designated Senior Indebtedness" by the Issuers.

     "Disqualified Stock" means, with respect to any Person, any Capital Stock of such Person which, by its terms (or by the terms of any security into which it is convertible or for which it is putable or exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, in each case prior to the maturity date of the Securities; provided, however, that if such Capital Stock is issued to any employee or to any plan for the benefit of employees of the Company or any of its Subsidiaries or by any such plan to such employees, such Capital Stock shall not constitute Disqualified Stock solely because it may be required to be repurchased by the Company or such Subsidiary in order to satisfy applicable statutory or regulatory obligations or as a result of such employee's death or disability.

     "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

     "Equity Offering" means any public or private sale of common stock or preferred stock of the Company or Holdings (other than Disqualified Stock), other than (i) public offerings with respect to the Common Stock registered on Form S-8 and (ii) any such public or private sale the proceeds of which have been designated by the Company as an Excluded Contribution or Permanent Qualified Equity Contributions.

     "Event of Default" see Section 6.01.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

     "Exchange Fixed Rate Securities" means the 8 3/4% Senior Subordinated Notes due 2008, Series B, to be issued in exchange for the Initial Securities pursuant to the Registration Rights Agreement.

     "Exchange Floating Rate Securities" means the Floating Interest Rate Subordinated Term Securities, due 2008 Series B, of the Issuers.

     "Exchange Securities" means the Exchange Fixed Rate Securities and the Exchange Floating Rate Securities.

     "Excluded Contributions" means the net cash proceeds received by the Company after the Issue Date from (a) contributions to its common equity capital and (b) the sale (other than to a Subsidiary or to any management equity plan or stock option plan or any other management or employee benefit plan or agreement of the Company or any of its Subsidiaries) of Capital Stock (other than Disqualified Stock) of the Company, in each case designated as Excluded Contributions pursuant to an Officers' Certificate, the cash proceeds of which are excluded from the calculation set forth in paragraph (c) of Section 4.06 of this Indenture.

     "Expiration Date" has the meaning set forth in the definition of "Offer to Purchase" below.


     "fair market value" means, with respect to any asset or property, the price which could be negotiated in an arm's-length, free market transaction, for cash, between a willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction.

     "Final Maturity Date" means January 15, 2008.

     "Fixed Charge Coverage Ratio" means, with respect to any Person for any period, the ratio of Consolidated EBITDA of such Person for such period to the Fixed Charges of such Person for such period. In the event that the Company or any of its Restricted Subsidiaries incurs, assumes, guarantees or redeems any Indebtedness (other than in the case of revolving credit borrowings, in which case interest expense shall be computed based upon the average daily balance of such Indebtedness during the applicable period) or issues or redeems preferred stock subsequent to the commencement of the period for which the Fixed Charge Coverage Ratio is being calculated but prior to the event for which the calculation of the Fixed Charge Coverage Ratio is made (the "Calculation Date"), then the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect to such incurrence, assumption, guarantee or redemption of Indebtedness, or such issuance or redemption of preferred stock, as if the same had occurred at the beginning of the applicable four-quarter period. With respect to any Calculation Date that occurs on or after January 15, 2003 and prior to January 15, 2004, the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect to the interest expense of Holdings with respect to the Holdings Senior Discount Notes as if such interest expense was Consolidated Interest Expense of the Company. For purposes of making the computation referred to above, Investments, acquisitions, dispositions, mergers, consolidations and discontinued operations (as determined in accordance with GAAP) that have been made by the Company or any of its Restricted Subsidiaries during the four-quarter reference period or subsequent to such reference period and on or prior to or simultaneously with the Calculation Date shall be calculated on a pro forma basis assuming that all such Investments, acquisitions, dispositions, discontinued operations, mergers and consolidations (and the reduction of any associated fixed charge obligations and the change in Consolidated EBITDA resulting therefrom) had occurred on the first day of the four-quarter reference period. If since the beginning of such period any Person (that subsequently became a Restricted Subsidiary or was merged with or into the Company or any Restricted Subsidiary since the beginning of such period) shall have made any Investment, acquisition, disposition, discontinued operation, merger or consolidation that would have required adjustment pursuant to this definition, then the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect thereto for such period as if such Investment, acquisition, disposition, discontinued operation, merger or consolidation had occurred at the beginning of the applicable four-quarter period. For purposes of this definition, whenever pro forma effect is to be given to a transaction, the pro forma calculations shall be made as determined in good faith by a responsible financial or accounting officer of the Company. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the Calculation Date had been the applicable rate for the entire period (taking into account any Hedging Obligations applicable to such

Indebtedness). Interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by a responsible financial or accounting officer of the Company to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP. For purposes of making the computation referred to above, interest on any Indebtedness under a revolving credit facility computed on a pro forma basis shall be computed based upon the average daily balance of such Indebtedness during the applicable period. Interest on Indebtedness that may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate, or other rate, shall be deemed to have been based upon the rate actually chosen, or, if none, then based upon such optional rate chosen as the Company may designate. Any such pro forma calculation may include adjustments in the reasonable determination of the Company as set forth in an Officers' Certificate, to (i) reflect operating expense reductions reasonably expected to result from any acquisition or merger or (ii) eliminate the effect of any extraordinary accounting event with respect to any acquired Person on Consolidated Net Income.

     "Fixed Charges" means, with respect to any Person for any period, the sum of (a) Consolidated Interest Expense of such Person for such period and
(b) the product of (x) all cash dividend payments (excluding items eliminated in consolidation) on any series of Disqualified Stock of such Person or its Restricted Subsidiaries and (y) (A) if such Person is not a taxable entity for U.S. federal income tax purposes, one, or (B) if such Person is an entity taxable for U.S. federal income tax purposes, a fraction, the numerator of which is one and the denominator of which is one minus the then current effective consolidated federal, state and local tax rate of such Person, expressed as a decimal.

     "Floating Rate Securities" means the Initial Floating Rate Securities, the Exchange Floating Rate Securities and the Floating Rate Private Exchange Notes (as defined in the Registration Rights Agreement).

     "Fixed Rate Securities" means the Initial Fixed Rate Securities, the Fixed Rate Private Exchange Notes (as defined in the Registration Rights Agreement) and the Exchange Fixed Rate Securities.

     "Foreign Subsidiary" means a Restricted Subsidiary not organized or existing under the laws of the United States, any state thereof, the District of Columbia, or any territory thereof.

     "Funding Guarantor" see Section 11.04.

     "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect on the Issue Date. For the purposes of this Indenture, the term "consolidated" with respect to any Person shall mean such

Person consolidated with its Restricted Subsidiaries, and shall not include any Unrestricted Subsidiary.

     "Global Securities" means one or more IAI Global Securities, Reg. S Global Securities and 144A Global Securities.

     "Government Securities" means securities that are (a) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (b) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such Government Securities or a specific payment of principal of or interest on any such Government Securities held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Securities or the specific payment of principal of or interest on the Government Securities evidenced by such depository receipt.

     "guarantee" means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including, without limitation, letters of credit and reimbursement agreements in respect thereof), of all or any part of any Indebtedness or other obligations.

     "Guarantee" means any guarantee of the obligations of the Issuers under this Indenture and the Securities by any Restricted Subsidiary in accordance with the provisions of this Indenture. When used as a verb, "Guarantee" shall have a corresponding meaning; provided that the term "Guarantee" shall not include the Holdings Guarantee.

     "Guarantor" means any Restricted Subsidiary that incurs a Guarantee; provided that upon the release and discharge of such Restricted Subsidiary from its Guarantee in accordance with this Indenture, such Restricted Subsidiary shall cease to be a Guarantor; provided that the term "Guarantor" shall not include Holdings.

     "Hedging Obligations" means, with respect to any Person, the obligations of such Person under (i) currency exchange or interest rate swap agreements, currency exchange or interest rate cap agreements and currency exchange or interest rate collar agreements and (ii) other agreements or arrangements designed to protect such Person against fluctuations in currency exchange or interest rates or commodity prices.

     "Holder" means the registered holder of any Security.

     "Holdings" means the Person named as "Holdings" in the first paragraph of this Indenture until a successor shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Holdings" shall mean such successor and shall include, in any event, CapCo II following any Holdings IPO Reorganization.

     "Holdings Guarantee" means the guarantee of the obligations of the Issuers under this Indenture and the Securities by Holdings in accordance with the provisions of this Indenture.

     "Holdings IPO Reorganization" means the transfer of all or substantially all of Holdings' assets (including, without limitation, all partnership or other equity interests in the Company and Opco GP) and liabilities to CapCo II, and the dissolution, liquidation or winding up of Holdings in connection with or in contemplation of an initial public offering of the shares of common stock of CapCo II).

     "Holdings Issuers" means Holdings and CapCo II and their successors.

     "Holdings Senior Discount Notes" means the 10 3/4 % Senior Discount Notes of the Holdings Issuers issued under the Senior Discount Indenture.

     "IAI Global Security" means a permanent global security in registered form representing the aggregate principal amount of Securities sold to Institutional Accredited Investors.

     "IPO Reorganization" means the transfer of all or substantially all of the Company's assets and liabilities to CapCo I upon the consummation of an initial public offering of the shares of common stock of CapCo I.

     "Indebtedness" means, with respect to any Person, (a) any indebtedness of such Person, whether or not contingent, (i) in respect of borrowed money, (ii) evidenced by bonds, notes, debentures or similar instruments or letters of credit or bankers' acceptances (or, without double counting, reimbursement agreements in respect thereof), (iii) representing the balance deferred and unpaid of the purchase price of any property (including Capitalized Lease Obligations), except any such balance that constitutes a trade payable or similar obligation to a trade creditor, in each case accrued in the ordinary course of business or (iv) representing any Hedging Obligations, if and to the extent of any of the foregoing Indebtedness (other than letters of credit and Hedging Obligations) that would appear as a liability upon a balance sheet (excluding the footnotes thereto) of such Person prepared in accordance with GAAP, (b) to the extent not otherwise included, any obligation by such Person to be liable for, or to pay, as obligor, guarantor or otherwise, the Indebtedness of another Person (other than by endorsement of negotiable instruments for collection in the ordinary course of business) and (c) to the extent not otherwise included, Indebtedness of another Person secured by a Lien on any asset owned by such Person (whether or not such Indebtedness is assumed by such Person); provided, however, that Contingent Obligations incurred in the ordinary course of business shall be deemed not to constitute Indebtedness.

     "Indenture" means this Indenture, as amended or supplemented from time to time.


     "Independent Financial Advisor" means an accounting, appraisal, investment banking firm or consultant to Persons engaged in Similar Businesses of nationally recognized standing that is, in the good faith determination of the Company, qualified to perform the task for which it has been engaged.

     "Initial Fixed Rate Securities" means the 8 3/4 % Senior Subordinated Notes due 2008, Series A, of the Issuers.

     "Initial Securities" means the Initial Fixed Rate Securities and the Initial Floating Rate Securities.

     "Initial Floating Rate Securities" means the Floating Interest Rate Subordinated Term Securities, due 2008, Series A, of the Issuers.

     "Initial Purchasers" means BT Alex. Brown Incorporated, Bankers Trust International plc, Lazard Freres & Co. LLC and Salomon Brothers Inc.

     "Insolvency or Liquidation Proceeding" means, with respect to any Person, any liquidation, dissolution or winding up of such Person, or any bankruptcy, reorganization, insolvency, receivership or similar proceeding with respect to such Person, whether voluntary or involuntary.

     "Institutional Accredited Investor" means an institution that is an "accredited investor" as that term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

     "interest" means, with respect to any Securities, the sum of any cash interest and any Additional Interest on such Securities.

     "Interest Payment Date" means each semiannual interest payment date on January 15 and July 15 of each year, commencing July 15, 1998.

     "Interest Record Date" for the interest payable on any Interest Payment Date (except a date for payment of defaulted interest) means the January 1 or July 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date.


     "Investment Grade Securities" means (i) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof (other than Cash Equivalents), (ii) debt securities or debt instruments with a rating of BBB- or higher by S&P or Baa3 or higher by Moody's or the equivalent of such rating by such rating organization, or, if no rating of S&P or Moody's then exists, the equivalent of such rating by any other nationally recognized securities rating agency, but excluding any debt securities or instruments constituting loans or advances between and among the respective

Company Issuers and their respective Subsidiaries, and (iii) investments in any fund that invests exclusively in investments of the type described in clauses
(i) and (ii) which fund may also hold immaterial amounts of cash pending investment and/or distribution.

     "Investments" means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the form of loans (including guarantees), advances or capital contributions (excluding accounts receivable, trade credit, advances to customers, commission, travel and similar advances to officers and employees made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities issued by any other Person and investments that are required by GAAP to be classified on the balance sheet (excluding the footnotes thereto) of such Person in the same manner as the other investments included in this definition to the extent such transactions involve the transfer of cash or other property. For purposes of the definition of "Unrestricted Subsidiary" and Section 4.06 of this Indenture, (i) "Investments" shall include the portion (proportionate to the Company's equity interest in such Subsidiary) of the fair market value of the net assets of a Subsidiary of the Company at the time that such Subsidiary is designated an Unrestricted Subsidiary; provided, however, that upon a redesignation of such Subsidiary as a Restricted Subsidiary, the Company shall be deemed to continue to have a permanent "Investment" in an Unrestricted Subsidiary equal to an amount (if positive) equal to (x) the Company's "Investment" in such Subsidiary at the time of such redesignation less (y) the portion (proportionate to the Company's equity interest in such Subsidiary) of the fair market value of the net assets of such Subsidiary at the time of such redesignation; and (ii) any property transferred to or from an Unrestricted Subsidiary shall be valued at its fair market value at the time of such transfer, in each case as determined in good faith by the Company.

     "Investor LP" means BMP/Graham Holdings Corporation, a Delaware corporation..

     "Issue Date" means the closing date for the sale and original issuance of Securities under this Indenture.

     "Issuers" means the Company and CapCo I.

     "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction); provided that in no event shall an operating lease be deemed to constitute a Lien.

     "Management Group" means the group consisting of the executive officers of the Company.

     "Moody's" means Moody's Investors Service, Inc.


     "Net Income" means, with respect to any Person, the net income (loss) of such Person, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends.

     "Net Proceeds" means the aggregate cash proceeds received by the Company or any of its Restricted Subsidiaries in respect of any Asset Sale (including, without limitation, any cash received upon the sale or other disposition of any Designated Noncash Consideration received in any Asset Sale), net of the direct costs relating to such Asset Sale and the sale or disposition of such Designated Noncash Consideration (including, without limitation, legal, accounting and investment banking fees, and brokerage and sales commissions), and any relocation expenses incurred as a result thereof, taxes paid or payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements related thereto), amounts required to be applied to the repayment of principal, premium (if any) and interest on Indebtedness required (other than required by clause (i) of the second paragraph of Section 4.05 of this Indenture) to be paid as a result of such transaction and any deduction of appropriate amounts to be provided by the Company as a reserve in accordance with GAAP against any liabilities associated with the asset disposed of in such transaction and retained by the Company after such sale or other disposition thereof, including, without limitation, pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such transaction.

     "New Credit Facility" means that certain credit facility among Bankers Trust Company, Holdings and certain of its Subsidiaries and affiliates and the lenders from time to time party thereto, together with any related documents, instruments and agreements executed in connection therewith (including, without limitation, any guaranty agreements and security documents), in each case as such credit facility and related documents, instruments and agreements may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, including any agreement extending the maturity of, refinancing, replacing or otherwise restructuring (including increasing the amount of available borrowings thereunder or adding additional obligors or guarantors thereunder) all or any portion of the Indebtedness under such credit facility or any successor or replacement credit facility and whether by the same or any other agent, lender or group of lenders.

     "Obligations" means all obligations for principal, interest, penalties, fees, indemnifications, reimbursements (including, without limitation, reimbursement obligations with respect to letters of credit and banker's acceptances), damages and other liabilities payable under the documentation governing any Indebtedness; provided that Obligations with respect to the Securities shall not include fees or indemnifications in favor of the Trustee and other third parties other than the holders of the Securities.

     "Offer" has the meaning set forth in the definition of "Offer to Purchase" below.


     "Offer to Purchase" means a written offer (the "Offer") sent by or on behalf of the Issuers by first-class mail, postage prepaid, to each holder at his address appearing in the register for the Securities on the date of the Offer offering to purchase up to the principal amount of Securities specified in such Offer at the purchase price specified in such Offer (as determined pursuant to this Indenture). Unless otherwise required by applicable law, the Offer shall specify an expiration date (the "Expiration Date") of the Offer to Purchase, which shall be not less than 30 days nor more than 60 days after the date of such Offer, and a settlement date (the "Purchase Date") for purchase of Securities to occur no later than three Business Days after the Expiration Date. The Issuers shall notify the Trustee at least five Business Days (or such shorter period as is acceptable to the Trustee) prior to the mailing of the Offer of the Issuers' obligation to make an Offer to Purchase, and the Offer shall be mailed by the Issuers or, at the Issuers' request, by the Trustee in the name and at the expense of the Issuers. The Offer shall contain all instructions and materials necessary to enable such Holders to tender Securities pursuant to the Offer to Purchase. The Offer shall also state: (1) the Section of this Indenture pursuant to which the Offer to Purchase is being made; (2) the Expiration Date and the Purchase Date; (3) the aggregate principal amount of the outstanding Securities offered to be purchased by the Issuers pursuant to the Offer to Purchase (including, if less than 100%, the manner by which such amount has been determined pursuant to the Section of this Indenture requiring the Offer to Purchase) (the "Purchase Amount"); (4) the purchase price to be paid by the Issuers for each $1,000 aggregate principal amount of Securities accepted for payment (as specified pursuant to this Indenture) (the "Purchase Price");
(5) that the Holder may tender all or any portion of the Securities registered in the name of such Holder and that any portion of a Security tendered must be tendered in an integral multiple of $1,000 principal amount; (6) the place or places where Securities are to be surrendered for tender pursuant to the Offer to Purchase; (7) that interest on any Security not tendered or tendered but not purchased by the Issuers pursuant to the Offer to Purchase will continue to accrue; (8) that on the Purchase Date the Purchase Price will become due and payable upon each Security being accepted for payment pursuant to the Offer to Purchase and that interest thereon shall cease to accrue on and after the Purchase Date; (9) that each Holder electing to tender all or any portion of a Security pursuant to the Offer to Purchase will be required to surrender such Security at the place or places specified in the Offer prior to the close of business on the Expiration Date (such Security being, if the Issuers or the Trustee so require, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuers and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing); (10) that Holders will be entitled to withdraw all or any portion of Securities tendered if the Issuers (or the Paying Agent) receives, not later than the close of business on the fifth Business Day next preceding the Expiration Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security the Holder tendered, the certificate number of the Security the Holder tendered and a statement that such Holder is withdrawing all or a portion of his tender; (11) that (a) if Securities in an aggregate principal amount less than or equal to the Purchase Amount are duly tendered and not withdrawn pursuant to the Offer to Purchase, the Issuers shall purchase all such Securities and (b) if Securities in an aggregate principal amount in excess of the Purchase Amount are tendered and not withdrawn pursuant to the Offer to Purchase, the Issuers shall purchase Securities having an aggregate principal amount equal to the Purchase Amount in accordance with the requirements of the principal national securities exchange, if any, on which the Securities are listed or, if not so listed, on a pro rata basis, by lot or by such other method as the Trustee shall deem fair and appropriate (with such adjustments as may be deemed appropriate so that only Securities in denominations of $1,000 principal amount or integral multiples thereof shall be purchased); and (12) that in the case of any Holder whose Security is purchased only in part, the Issuers shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unpurchased portion of the Security so tendered.

     An Offer to Purchase shall be governed by and effected in accordance with the provisions above pertaining to any Offer.

     "Officer" of any Person means the Chairman of the Board, the President, any Executive Vice President, Senior Vice President or Vice President (whether or not such title is preceded or followed by one or more words or phrases), the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of such Person.

     "Officers' Certificate" of any Person means a certificate signed on behalf of such Person or the general partner, in the case of a limited partnership, or member, in the case of a limited liability company, of such Person by the Chairman of the Board, the President, any Executive Vice President, Senior Vice President or Vice President (whether or not such title is preceded or followed by one or more words or phrases) and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of such Person, that meets the requirements set forth in Sections 13.04 and 13.05 of this Indenture.

     "144A Global Security" means a permanent global security in registered form representing the aggregate principal amount of Securities sold in reliance on Rule 144A.

     ""Opco GP" means GPC Opco GP LLC, a Delaware limited liability company and its successors.

     "Opinion of Counsel" means a written opinion from legal counsel who is reasonably acceptable to the Trustee. The counsel may be an employee of or counsel to the Issuers or the Trustee.

     "Pari Passu Indebtedness" means with respect to the Securities or a Guarantee, Indebtedness which ranks pari passu in right of payment to the Securities or such Guarantee, as the case may be.

     "Participant" has the meaning set forth in Section 2.15.


     "Paying Agent" has the meaning provided in Section 2.03.

     "Payment Blockage Notice" see Section 8.02.

     "Payment Blockage Period" see Section 8.02.

     "Permanent Qualified Equity Contributions" means net cash proceeds to the Company in form of contributions to the common equity capital of the Company or from the sale (other than to a Subsidiary of the Company or to any management equity plan or stock option plan or any other management or employee benefit plan of the Company or any of its Subsidiaries) of Capital Stock (other than Disqualified Stock) of the Company, in each case designated as Permanent Qualified Equity Contributions pursuant to an Officers' Certificate, the cash proceeds of which are excluded from the calculation set forth in paragraph (c) of Section 4.06 of this Indenture.

     "Permitted Holders" means Blackstone and any of its Affiliates.

     "Permitted Investments" means (a) any Investment in the Company or any Restricted Subsidiary; (b) any Investment in cash and Cash Equivalents or Investment Grade Securities; (c) any Investment by the Company or any Restricted Subsidiary in a Person that is a Similar Business if as a result of such Investment (i) such Person becomes a Restricted Subsidiary or (ii) such Person, in one transaction or a series of related transactions, is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Company or a Restricted Subsidiary; (d) any Investment in securities or other assets not constituting cash or Cash Equivalents and received in connection with an Asset Sale made pursuant to
Section 4.05 of this Indenture or any other disposition of assets not constituting an Asset Sale; (e) any Investment existing on the Issue Date; (f) advances to employees not in excess of $10.0 million outstanding at any one time, in the aggregate; (g) any Investment acquired by the Company or any of its Restricted Subsidiaries (i) in exchange for any other Investment or accounts receivable held by the Company or any such Restricted Subsidiary in connection with or as a result of a bankruptcy, workout, reorganization or recapitalization of the issuer of such other Investment or accounts receivable or (ii) as a result of a foreclosure by the Company or any of its Restricted Subsidiaries with respect to any secured Investment or other transfer of title with respect to any secured Investment in default; (h) Hedging Obligations permitted under clause (j) of
Section 4.04 of this Indenture; (i) loans and advances to officers, directors and employees for business-related travel expenses, moving expenses and other similar expenses, in each case incurred in the ordinary course of business; (j) any Investment in a Similar Business (other than an Investment in an Unrestricted Subsidiary) having an aggregate fair market value, taken together with all other Investments made pursuant to this clause (j) that are at that time outstanding, not to exceed 10% of Total Assets at the time of such Investment (with the fair market value of each Investment being measured at the time made and without giving effect to subsequent changes in value); (k) Investments the payment for which consists of Equity Interests of the Company

(other than Disqualified Stock); provided, however, that such Equity Interests will not increase the amount available for Restricted Payments under clause (c) of Section 4.06 of this Indenture; (l) additional Investments having an aggregate fair market value, taken together with all other Investments made pursuant to this clause (l) that are at that time outstanding, not to exceed $10.0 million (with the fair market value of each Investment being measured at the time made and without giving effect to subsequent changes in value); (m) any transaction to the extent it constitutes an Investment that is permitted by and made in accordance with the provisions of clauses (iii) and (xi) of the second paragraph of Section 4.03 of this Indenture; (n) any Investment by Restricted Subsidiaries in other Restricted Subsidiaries; (o) Investments consisting of the licensing or contribution of intellectual property pursuant to joint marketing arrangements with other Persons; and (p) Investments consisting of purchases and acquisitions of inventory, supplies, materials and equipment or licenses or leases of intellectual property, in any case, in the ordinary course of business.

     "Permitted Junior Securities" shall mean debt or equity securities of an Issuer or any successor corporation issued pursuant to a plan of reorganization or readjustment of an Issuer that are subordinated to the payment of all then outstanding Senior Indebtedness at least to the same extent that the Securities are subordinated to the payment of all Senior Indebtedness on the Issue Date, so long as (i) the effect of the use of this defined term in Article Eight or Twelve of this Indenture is not to cause the Securities to be treated as part of
(a) the same class of claims as the Senior Indebtedness or (b) any class of claims pari passu with, or senior to, the Senior Indebtedness for any payment or distribution in any case or proceeding or similar event relating to the liquidation, insolvency, bankruptcy, dissolution, winding up or reorganization of an Issuer and (ii) to the extent that any Senior Indebtedness outstanding on the date of consummation of any such plan or reorganization or readjustment is not paid in full in cash on such date, either

(a) the holders of any such Senior Indebtedness not so paid in full in cash have consented to the terms of such plan or reorganization or readjustment of (b) such holders receive securities which constitute Senior Indebtedness and which have been determined by the relevant court to constitute satisfaction in full in money or money's worth of any Senior Indebtedness not paid in full in cash.

     "Permitted Liens" means the following types of Liens:

          (i) judgment Liens not giving rise to an Event of Default so long as such Lien is adequately bonded and any appropriate legal proceedings which may have been duly initiated for the review of such judgment shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired;

          (ii) any interest or title of a lessor under any Capitalized Lease Obligation; provided that such Liens do not extend to any property or asset which is not leased property subject to such Capitalized Lease Obligation;

          (iii) purchase money Liens to finance property or assets of the Company or any Restricted Subsidiary acquired in the ordinary course of business; provided, however, that (A) the related purchase money Indebtedness shall not exceed the cost of such property or assets and shall not be secured by any property or assets of the Company or any Restricted Subsidiary other than the property and assets so acquired and (B) the Lien securing such Indebtedness shall be created within 180 days of such acquisition;

          (iv) Liens upon specific items of inventory or other goods and proceeds of any Person securing such Person's obligations in respect of bankers' acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;

          (v) Liens securing reimbursement obligations with respect to commercial letters of credit which encumber documents and other property relating to such letters of credit and products and proceeds thereof;

          (vi) Liens securing Indebtedness under Hedging Obligations;

          (vii) Liens securing Acquired Indebtedness incurred in accordance with the Section 4.04 of this Indenture; provided that (A) such Liens secured such Acquired Indebtedness at the time of and prior to the incurrence of such Acquired Indebtedness by the Company or a Restricted Subsidiary thereof and were not granted in connection with, or in anticipation of, the incurrence of such Acquired Indebtedness by the Company or a Restricted Subsidiary thereof and (B) such Liens do not extend to or cover any property or assets of the Company or any of the Restricted Subsidiaries other than the property or assets that secured the Acquired Indebtedness prior to the time such Indebtedness became Acquired Indebtedness of the Company or such Restricted Subsidiary and are no more favorable to the lienholders than those securing the Acquired Indebtedness prior to the incurrence of such Acquired Indebtedness by the Company or such Restricted Subsidiary;

          (viii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, suppliers, materialmen, repairmen and other Liens imposed by law incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith, if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made in respect thereof;

          (ix) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, including any Lien securing letters of credit issued in the ordinary course of business, consistent with past practice in connection therewith, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money); and


          (x) Liens encumbering deposits made to secure obligations arising from statutory, regulatory, contractual or warranty requirements, including rights of offset and setoff.

     "Person" means an individual, partnership, corporation, unincorporated organization, trust or joint venture, or a governmental agency or political subdivision thereof.

     "Physical Securities" means one or more certificated Securities in registered form.

     "Principal" of a debt security means the principal of the security, plus, when appropriate, the premium, if any, on the security.

     "Private Exchange Securities" means the Private Exchange Fixed Rate Notes and the Private Exchange Floating Rate Notes, each as defined in the Registration Rights Agreement.

     "Private Placement Legend" means the legend initially set forth on the Initial Securities in the form set forth on Exhibit A hereto.

     "Purchase Amount" has the meaning set forth in the definition of "Offer to

Purchase" above.

     "Purchase Agreement" means the Purchase Agreement dated as of January 23, 1998 by and among the Issuers, the Holdings Issuers and the Initial Purchasers.

     "Purchase Date" has the meaning set forth in the definition of "Offer to Purchase" above.

     "Purchase Price" has the meaning set forth in the definition of "Offer to Purchase" above.

     "Qualified Institutional Buyer" or "QIB" means a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act.

     "Recapitalization" means the consummation of the transactions which are contemplated to occur on or prior to the Closing under the Recapitalization Agreement.

     "Recapitalization Agreement" means the Agreement and Plan of Recapitalization, Redemption and Purchase, dated as of December 18, 1997 by and among Holdings, BMP/Graham Holdings Corporation and the other parties thereto.

     "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption pursuant to this Indenture.

     "redemption price," when used with respect to any Security to be redeemed, means the price fixed for such redemption pursuant to this Indenture as set forth in the form of Security annexed hereto as Exhibit A.


     "Reg. S Global Security" means a global security in registered form representing the aggregate principal amount of Securities sold pursuant to Regulation S under the Securities Act. "Registrar" see Section 2.03.

     "Registration" means a registered exchange offer for the Securities by the Issuers or other registration of the Securities under the Securities Act pursuant to and in accordance with the terms of the Registration Rights Agreement.

     "Registration Rights Agreement" means the Registration Rights Agreement dated as of February 2, 1998 by and among the Issuers, Holdings and the Initial Purchasers.

     "Related Parties" means any Person controlled by a Permitted Holder, including any partnership of which a Permitted Holder or any of its Affiliates is the general partner.

     "Representative" means the indenture trustee or other trustee, agent or representative in respect of any Designated Senior Indebtedness; provided that if, and for so long as, any Designated Senior Indebtedness lacks such a representative, then the Representative for such Designated Senior Indebtedness shall at all times constitute the holders of a majority in outstanding principal amount of such Designated Senior Indebtedness in respect of any Designated Senior Indebtedness.

     "Restricted Investment" means an Investment other than a Permitted Investment.

     "Restricted Payments" see Section 4.06.

     "Restricted Security" has the meaning set forth in Rule 144(a)(3) under the Securities Act; provided, however, that the Trustee shall be entitled to request and conclusively rely upon an Opinion of Counsel with respect to whether any Security is a Restricted Security.

     "Restricted Subsidiary" means, at any time, any direct or indirect Subsidiary of the Company that is not then an Unrestricted Subsidiary; provided, however, that upon the occurrence of an Unrestricted Subsidiary ceasing to be an Unrestricted Subsidiary, such Subsidiary shall be included in the definition of "Restricted Subsidiary."

     "Rule 144A" means Rule 144A under the Securities Act.

     "SEC" or "Commission" means the Securities and Exchange Commission.

     "Securities" means, collectively, the Initial Securities, the Private Exchange Securities and the Unrestricted Securities treated as a single class of securities, as amended or supplemented from time to time in accordance with the terms of this Indenture.

     "S&P" means Standard and Poor's Ratings Group.


     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

     "Senior Discount Indenture" means the Indenture dated as of February 2, 1998 among the Holdings Issuers and The Bank of New York, as trustee.

     "Senior Indebtedness" means the principal of, premium, if any, and interest

(including any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law) on any Indebtedness of Holdings, the Issuers or any Guarantor, whether outstanding on the Issue Date or thereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Holdings Guarantee, the Securities or the Guarantee of such Guarantor. Without limiting the generality of the foregoing, "Senior Indebtedness" shall also include the principal of, premium, if any, interest (including any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, to the extent such interest is an allowed claim under applicable law) on, and all other amounts owing in respect of, (x) all monetary obligations (including guarantees thereof) of every nature of Holdings, the Issuer or a Guarantor under the New Credit Facility, including, without limitation, obligations to pay principal and interest, reimbursement obligations under letters of credit, fees, expenses, indemnities and Hedging Obligations related thereto, in each case whether outstanding on the Issue Date or thereafter incurred and (y) all monetary obligations (including guarantees thereof) of every nature of the Issuers, Holdings and any Guarantor with respect to Hedging Obligations, in each case whether outstanding on the Issue Date or thereafter incurred. Notwithstanding the foregoing, "Senior Indebtedness" shall not include (i) any Indebtedness of Holdings, an Issuer or a Guarantor to a Subsidiary thereof, (ii) Indebtedness to, or guaranteed on behalf of, any director, officer or employee of Holdings, an Issuer or a Guarantor or any Subsidiary thereof (including, without limitation, amounts owed for compensation), (iii) Indebtedness to trade creditors and other amounts incurred in connection with obtaining goods, materials or services (other than amounts incurred under the New Credit Facility), (iv) Indebtedness represented by Disqualified Stock, (v) any liability for federal, state, local or other taxes owed or owing, (vi) that portion of any Indebtedness incurred in violation of
Section 4.04 of this Indenture (but, as to any such obligation, no such violation shall be deemed to exist for purposes of this clause (vi) if the holder(s) of such obligation or their representative shall have received an Officers' Certificate of an Issuer to the effect that the incurrence of such Indebtedness does not (or, in the case of revolving credit Indebtedness, that the incurrence of the entire committed amount thereof at the date on which the initial borrowing thereunder is made would not) violate such Section), (vii) Indebtedness which, when incurred and without respect to any election under
Section 1111(b) of Title 11, United States Code, is without recourse to Holdings, an Issuer or a Guarantor, as the case may be, and (viii) any Indebtedness which is, by its express terms, subordinated in right of payment to any other Indebtedness of Holdings, an Issuer or a Guarantor, as the case may

be.

     "Significant Restricted Subsidiary" means any Restricted Subsidiary that would be a "significant subsidiary" of the Company as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the date hereof.

     "Similar Business" means a business the majority of whose revenues are derived from the manufacture, marketing or sale of containers or any business or activity that is reasonably similar thereto or a reasonable extension, development or expansion thereof or ancillary thereto.

     "Subordinated Indebtedness" means with respect to the Securities or a Guarantee, any Indebtedness of the Company or a Guarantor, as the case may be, which is by its terms subordinated in right of payment to the Securities or the Guarantee of such Guarantor, as the case may be.

     "Subsidiary" means, with respect to any Person, (i) any corporation, association, or other business entity (other than a partnership) of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time of determination owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof and (ii) any partnership, joint venture, limited liability company or similar entity of which (x) more than 50% of the capital accounts, distribution rights, total equity and voting interests or general or limited partnership interests, as applicable, are owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof whether in the form of membership, general, special or limited partnership or otherwise and (y) such Person or any Wholly Owned Restricted Subsidiary of such Person is a controlling general partner or otherwise controls such entity.

     "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa-77bbbb), as amended, as in effect on the date of this Indenture (except as provided in Section 10.03) until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA.

     "Total Assets" means the total consolidated assets of the Company and its Restricted Subsidiaries, as shown on the most recent balance sheet of the Company.

     "Trustee" means the party named as such in the first paragraph of this Indenture until a successor replaces it in accordance with the provisions of this Indenture and thereafter means such successor.

     "Trust Officer" means any officer within the corporate trust department (or any successor group of the Trustee) including any vice president, assistant vice president, assistant secretary or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at that time shall be such officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such trust matter is referred because of his knowledge of and familiarity with the particular subject.

     "United States Government Obligations" means direct non-callable obligations of the United States for the payment of which the full faith and credit of the United States is pledged.

     "Unrestricted Securities" means one or more Securities that do not and are not required to bear the Private Placement Legend in the form set forth in Exhibit A-1 hereto or Exhibit A-2 hereto, as the case may be, including, without limitation, the Exchange Securities and any Securities registered under the Securities Act pursuant to and in accordance with the Registration Rights Agreement.

     "Unrestricted Subsidiary" means (i) any Subsidiary of the Company which at the time of determination is an Unrestricted Subsidiary (as designated by the Board of Directors of the Company, as provided below) and (ii) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors of the Company may designate any Subsidiary of the Company (including any existing Subsidiary and any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary unless such Subsidiary or any of its Subsidiaries owns any Equity Interests of, or owns, or holds any Lien on any property of, the Company or any Subsidiary thereof (other than any Subsidiary of the Subsidiary to be so designated), provided that each Subsidiary to be so designated and its Subsidiaries have not at the time of designation, and do not thereafter, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable with respect to any Indebtedness pursuant to which the lender has recourse to any of the assets of the Company or any of its Restricted Subsidiaries. The Board of Directors of the Company may designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that, immediately after giving effect to such designation, (i) the Company could incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test described Section 4.04 of this Indenture or
(ii) the Fixed Charge Coverage Ratio for the Company and its Restricted Subsidiaries would be greater than such ratio for the Company and its Restricted Subsidiaries immediately prior to such designation, in each case on a pro forma basis taking into account such designation. Any such designation by the Board of Directors of the Company shall be notified by the Company to the Trustee by promptly filing with the Trustee a copy of the board resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing provisions.

     "Voting Stock" of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.

     "Weighted Average Life to Maturity" means, when applied to any Indebtedness or Disqualified Stock, as the case may be, at any date, the quotient obtained by dividing (i) the sum of the products of the number of years from the date of determination to the date of each successive scheduled principal payment of such Indebtedness or redemption or similar payment with respect to such Disqualified Stock multiplied by the amount of such payment, by (ii) the sum of all such payments.

     "Wholly Owned Restricted Subsidiary" is any Wholly Owned Subsidiary that is a Restricted Subsidiary.

     "Wholly Owned Subsidiary" of any Person means a Subsidiary of such Person 100% of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person or by one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person.

SECTION 1.2  Incorporation by Reference of Trust Indenture Act.

     Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

     "Commission" means the SEC.

     "indenture securities" means the Securities, the Holdings Guarantee and the Guarantees.

     "indenture security holder" means a Securityholder.

     "indenture to be qualified" means this Indenture.

     "indenture trustee" or "institutional trustee" means the Trustee.

     "obligor" on the indenture securities means the Company, Holdings, a Guarantor or any other obligor on the Securities.

     All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule and not otherwise defined herein have the meanings assigned to them therein.

SECTION 1.3 Rules of Construction.

     Unless the context otherwise requires:

     (1) a term has the meaning assigned to it;

     (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles in effect from time to time, and any other reference in this Indenture to "generally accepted accounting principles" refers to GAAP;

     (3) "or" is not exclusive;


     (4) words in the singular include the plural, and words in the plural include the singular;

     (5) provisions apply to successive events and transactions; and

     (6) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                                   ARTICLE II

                                 THE SECURITIES

SECTION 2.1 Form and Dating.

     The Initial Fixed Rate Securities and the Trustee's certificate of authentication thereof shall be substantially in the form of Exhibit A-1 hereto, which is hereby incorporated in and expressly made a part of this Indenture. The Initial Floating Rate Securities and the Trustee's certificate of authentication thereof shall be substantially in the form of Exhibit A-2 hereto, which is hereby incorporated in and expressly made part of this Indenture. The Exchange Fixed Rate Securities and the Trustee's certificate of authentication thereof shall be substantially in the form of Exhibit B-1 hereto, which is hereby incorporated in and expressly made a part of this Indenture. The Exchange Floating Rate Securities and the Trustee's certificate of authentication thereof shall be substantially in the form of Exhibit B-2 hereto, which is hereby incorporated in and expressly made a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. The Issuers shall approve the forms of the Securities and any notation, legend or endorsement on them. Each Security shall be dated the date of its issuance and shall show the date of its authentication. Global Securities shall bear the legend set forth in Exhibit C hereto. The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depository, as hereinafter provided.

SECTION 2.2 Execution and Authentication.

     Two Officers, including no more than one signing solely as Assistant Secretary, shall sign, or one Officer (other than as an Assistant Secretary) shall sign and the Secretary or an Assistant Secretary (each of whom shall, in each case, have been duly authorized by all requisite corporate actions) shall attest to such Officer's signature, the Securities for each of the Issuers by manual or facsimile signature. If an Officer whose signature is on a Security was an Officer at the time of such execution but no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

     A Security shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture. The Trustee shall authenticate (i) Initial Securities for original issue in an aggregate principal amount not to exceed $325,000,000, (ii) Private Exchange Securities from time to time only in exchange for a like principal amount of the same type of Initial Securities and (iii) Unrestricted Securities from time to time (A) in exchange for a like principal amount of the same type of Initial Securities or a like principal amount of the same type of Private Exchange Securities or (B) as the Issuers may determine in accordance with this Indenture, in each case upon a written order of each of the Issuers in the form of an Officers' Certificate. Each such written order shall specify the amount of and the type of Securities to be authenticated and the date on which the Securities are to be authenticated, whether the Securities are to be Initial Securities, Private Exchange Securities or Unrestricted Securities and whether the Securities are to be issued as Physical Securities or Global Securities and such other information as the Trustee may reasonably request. The aggregate principal amount of Securities outstanding at any time may not exceed $325,000,000, except as provided in Sections 2.07 and 2.08. Notwithstanding the foregoing, all Securities issued under this Indenture shall vote and consent together on all matters (as to which any of such Securities may vote or consent) as one class and no series of Securities will have the right to vote or consent as a separate class on any matter.

     The Trustee may appoint an authenticating agent reasonably acceptable to the Issuers to authenticate Securities. Unless otherwise provided in the appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent shall have the same rights as an Agent to deal with the Issuers and Affiliates of the Issuers.

     The Securities shall be issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.

SECTION 2.3 Registrar and Paying Agent.

     The Issuers shall maintain an office or agency in the Borough of Manhattan, The City of New York, where (a) Securities may be presented or surrendered for registration of transfer or for exchange (the "Registrar"), (b) Securities may be presented or surrendered for payment (the "Paying Agent") and (c) notices and demands in respect of the Securities and this Indenture may be served. The Registrar shall keep a register of the Securities and of their transfer and exchange. The Issuers, upon notice to the Trustee, may appoint one or more co-Registrars and one or more additional Paying Agents. The term "Paying Agent" includes any additional Paying Agent. Except as provided herein, the Company, Holdings or any Guarantor may act as Paying Agent, Registrar or co-Registrar.

     The Issuers shall enter into an appropriate agency agreement with any Agent not a party to this Indenture, which shall incorporate the provisions of the TIA. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Issuers shall notify the Trustee of the name and address of any such Agent. If the Issuers fail to maintain a Registrar or Paying Agent, or fail to give the foregoing notice, the Trustee shall act as such and shall be entitled to appropriate compensation in accordance with Section 7.07.


     The Issuers initially appoint the Trustee as Registrar and Paying Agent until such time as the Trustee has resigned or a successor has been appointed.

SECTION 2.4   Paying Agent To Hold Assets in Trust.

     The Issuers shall require each Paying Agent other than the Trustee to agree in writing that each Paying Agent shall hold in trust for the benefit of Holders or the Trustee all assets held by the Paying Agent for the payment of principal of, or interest on, the Securities, and shall notify the Trustee of any Default by the Issuers in making any such payment. The Issuers at any time may require a Paying Agent to distribute all assets held by it to the Trustee and account for any assets disbursed and the Trustee may at any time during the continuance of any payment Default, upon written request to a Paying Agent, require such Paying Agent to distribute all assets held by it to the Trustee and to account for any assets distributed. Upon distribution to the Trustee of all assets that shall have been delivered by the Issuers to the Paying Agent (if other than an Issuer), the Paying Agent shall have no further liability for such assets. If an Issuer, Holdings, any Guarantor or any of their respective Affiliates acts as Paying Agent, it shall, on or before each due date of the principal of or interest on the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

SECTION 2.5 Securityholder Lists.

     The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders. If the Trustee is not the Registrar, the Issuers shall furnish to the Trustee at least five days before each Interest Record Date and at such other times as the Trustee may request in writing a list as of such date and in such form as the Trustee may reasonably require of the names and addresses of Holders, which list may be conclusively relied upon by the Trustee.

SECTION 2.6 Transfer and Exchange.

     Subject to the provisions of Sections 2.15 and 2.16, when Securities are presented to the Registrar or a co-Registrar with a request to register the transfer of such Securities or to exchange such Securities for an equal principal amount of Securities of other authorized denominations of the same series, the Registrar or co-Registrar shall register the transfer or make the exchange as requested if its requirements for such transaction are met; provided, however, that the Securities surrendered for transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Issuers and the Registrar or co- Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing. To permit registrations of transfers and exchanges, the Issuers shall execute and the Trustee shall authenticate Securities at the Registrar's or co-Registrar's written request. No service charge shall be made for any registration of transfer or exchange, but the Issuers may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith payable by the transferor of such Securities (other than any such transfer taxes or other governmental charge payable upon exchanges or transfers pursuant to Section 2.02, 2.10, 3.06, 4.05, 4.14, or 10.05). The Registrar or co-Registrar shall not be required to register the transfer or exchange of any Security (i) during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of Securities and ending at the close of business on the day of such mailing and (ii) selected for redemption in whole or in part pursuant to Article Three hereof, except the unredeemed portion of any Security being redeemed in part.

     Prior to the registration of any transfer by a Holder as provided herein, the Issuers, the Trustee and any Agent shall treat the person in whose name the Security is registered as the owner thereof for all purposes whether or not the Security shall be overdue, and neither the Issuers, the Trustee nor any Agent shall be affected by notice to the contrary. Any Holder of a beneficial interest in a Global Security shall, by acceptance of such beneficial interest in a Global Security, agree that transfers of beneficial interests in such Global Security may be effected only through a book-entry system maintained by the Depository (or its agent), and that ownership of a beneficial interest in a Global Security shall be required to be reflected in a book entry.

SECTION 2.7 Replacement Securities.

     If a mutilated Security is surrendered to the Trustee or if the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Issuers shall issue and the Trustee shall authenticate a replacement Security if the Trustee's requirements for replacement of Securities are met. If required by the Issuers or the Trustee, such Holder must provide an indemnity bond or other indemnity, sufficient in the judgment of both the Issuers and the Trustee, to protect the Issuers, the Trustee and any Agent from any loss which any of them may suffer if a Security is replaced The Issuers may charge such Holder for its reasonable out-of-pocket expenses in replacing a Security, including reasonable fees and expenses of counsel. Every replacement Security is an additional obligation of the Issuers.

SECTION 2.8 Outstanding Securities.

     Securities outstanding at any time are all the Securities that have been authenticated by the Trustee except those cancelled by it, those delivered to it for cancellation and those described in this Section 2.08 as not outstanding. Subject to Section 2.09, a Security does not cease to be outstanding because an Issuer or any of its Affiliates holds the Security.

     If a Security is replaced pursuant to Section 2.07 (other than a mutilated Security surrendered for replacement), it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser. A mutilated Security ceases to be outstanding upon surrender of such Security and replacement thereof pursuant to Section 2.07.

     If on a Redemption Date, Purchase Date or the Final Maturity Date the Paying Agent holds money sufficient to pay all of the principal and interest due on the Securities payable on that date, and is not prohibited from paying such money to the Holders pursuant to the terms of this Indenture, then on and after that date such Securities cease to be outstanding and interest on them ceases to accrue.

SECTION 2.9 Treasury Securities.

     In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by an Issuer, Holdings, a Guarantor or any of their respective Affiliates shall be disregarded, except that, for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities that a Trust Officer of the Trustee actually knows are so owned shall be disregarded.

     The Issuers shall notify the Trustee, in writing, when an Issuer, Holdings, a Guarantor or any of their respective Affiliates repurchases or otherwise acquires Securities and of the aggregate principal amount of such Securities so repurchased or otherwise acquired.

SECTION 2.10 Temporary Securities.

     Until definitive Securities are ready for delivery, the Issuers may prepare and the Trustee shall authenticate temporary Securities upon receipt of a written order of the Issuers in the form of an Officers' Certificate. The Officers' Certificate shall specify the amount of temporary Securities to be authenticated and the date on which the temporary Securities are to be authenticated.

     Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Issuers consider appropriate for temporary Securities. Without unreasonable delay, the Issuers shall prepare and the Trustee shall authenticate upon receipt of a written order of the Issuers pursuant to Section 2.02 definitive Securities in exchange for temporary Securities.

SECTION 2.11    Cancellation.

     The Issuers at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange or payment. The Trustee, or at the direction of the Trustee, the Registrar or the Paying Agent, and no one else, shall cancel, and at the written direction of the Issuers, dispose of and deliver evidence of such disposal of all Securities surrendered for transfer, exchange, payment or cancellation. Subject to Section 2.07, the Issuers may not issue new Securities to replace Securities that it has paid or delivered to the Trustee for cancellation. If an Issuer, Holdings or any Guarantor shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the Indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation pursuant to this Section 2.11.

SECTION 2.12 Defaulted Interest.


     The Issuers shall pay interest on overdue principal from time to time on demand at the applicable rate of interest then borne by the Securities. The Issuers shall, to the extent lawful, pay interest on overdue installments of interest (without regard to any applicable grace periods) at the rate of interest then borne by the Securities. If the Issuers default in a payment of interest on the Securities, they shall pay the defaulted interest, plus
(to the extent lawful) any interest payable on the defaulted interest to the Persons who are Holders on a subsequent special record date, which date shall be the fifteenth day preceding the date fixed by the Issuers for the payment of defaulted interest or the next succeeding Business Day if such date is not a Business Day. At least 15 days before the subsequent special record date, the Issuers shall mail to each Holder, with a copy to the Trustee, a notice that states the subsequent special record date, the payment date and the amount of defaulted interest, and interest payable on such defaulted interest, if any, to be paid.

     Notwithstanding the foregoing, any interest which is paid prior to the expiration of the 30-day period set forth in Section 6.01(i) shall be paid to Holders as of the Interest Record Date for the Interest Payment Date for which interest has not been paid.

SECTION 2.13   CUSIP Number.

     The Issuers in issuing the Securities will use a "CUSIP" number and the Trustee shall use the CUSIP number in notices of redemption or exchange as a convenience to Holders; provided , however, that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Securities, and that reliance may be placed only on the other identification numbers printed on the Securities. The Issuers shall promptly notify the Trustee of any changes in CUSIP numbers.

SECTION 2.14 Deposit of Moneys.

     Prior to 10:00 a.m. New York City time on each Interest Payment Date, Redemption Date, Purchase Date and the Final Maturity Date, the Issuers shall deposit with the Paying Agent in immediately available funds money sufficient to make cash payments, if any, due on such Interest Payment Date, Redemption Date, Purchase Date or Final Maturity Date, as the case may be, in a timely manner which permits the Paying Agent to remit payment to the Holders on such Interest Payment Date, Redemption Date, Purchase Date or Final Maturity Date, as the case may be.

SECTION 2.15   Book-Entry Provisions for Global Securities.

     (a) The Global Securities initially shall (i) be registered in the name of the Depository or the nominee of such Depository, (ii) be delivered to the Trustee as custodian for such Depository and (iii) bear legends as set forth in Exhibit C.


     Members of, or participants in, the Depository ("Participants") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depository, or the Trustee as its custodian, or under the Global Security, and the Depository may be treated by the Issuers, the Trustee and any agent of the Issuers or the Trustee as the absolute owner of the Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuers, the Trustee or any agent of the Issuers or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and Participants, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

     (b) Transfers of Global Securities shall be limited to transfers in whole, but not in part, to the Depository, its successors or their respective nominees. Interests of beneficial owners in the Global Securities may be transferred or exchanged for Physical Securities in accordance with the rules and procedures of the Depository and the provisions of Section 2.16; provided, however, that Physical Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in Global Securities if (i) the Depository notifies the Issuers that it is unwilling or unable to continue as Depository for any Global Security and a successor Depository is not appointed by the Issuers within 90 days of such notice or (ii) an Event of Default has occurred and is continuing and the Registrar has received a request from the Depository to issue Physical Securities.

     (c) In connection with the transfer of Global Securities as an entirety to beneficial owners pursuant to paragraph (b) of this Section 2.15, the Global Securities shall be deemed to be surrendered to the Trustee for cancellation, and the Issuers shall execute, and the Trustee shall upon written instructions from the Issuers authenticate and deliver, to each beneficial owner identified by the Depository in exchange for its beneficial interest in the Global Securities, an equal aggregate principal amount of Physical Securities of authorized denominations.

     (d) Any Physical Security constituting a Restricted Security delivered in exchange for an interest in a Global Security pursuant to paragraph (b) of this
Section 2.15 shall, except as otherwise provided by Section 2.16, bear the Private Placement Legend.

     (e) The Holder of any Global Security may grant proxies and otherwise authorize any Person, including Participants and Persons that may hold interests through Participants, to take any action which a Holder is entitled to take under this Indenture or the Securities.

SECTION 2.16 Registration of Transfers and Exchanges.

     (a) Transfer and Exchange of Physical Securities. When Physical Securities are presented to the Registrar or co-Registrar with a request:

          (i) to register the transfer of the Physical Securities; or

          (ii) to exchange such Physical Securities for an equal principal amount of Physical Securities of other authorized denominations,

the Registrar or co-Registrar shall register the transfer or make the exchange as requested if the requirements under this Indenture as set forth in this
Section 2.16 for such transactions are met; provided, however, that the Physical Securities presented or surrendered for Registration of transfer or exchange:

     (I) shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Registrar or co-Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

     (II) in the case of Physical Securities the offer and sale of which have not been registered under the Securities Act, such Physical Securities shall be accompanied, in the sole discretion of the Issuers, by the following additional information and documents, as applicable:

          (A) if such Physical Security is being delivered to the Registrar or co-Registrar by a Holder for Registration in the name of such Holder, without transfer, a certification from such Holder to that effect (substantially in the form of Exhibit D hereto); or

          (B) if such Physical Security is being transferred to a QIB in accordance with Rule 144A, a certification to that effect (substantially in the form of Exhibit D hereto); or

          (C) if such Physical Security is being transferred to an Institutional Accredited Investor, delivery of a certification to that effect (substantially in the form of Exhibit D hereto) and a transferee letter of representation substantially in the form of Exhibit E hereto and, at the option of the Issuers, an Opinion of Counsel reasonably satisfactory to the Issuers to the effect that such transfer is in compliance with the Securities Act; or

          (D) if such Physical Security is being transferred in reliance on Rule 144 under the Securities Act, delivery of a certification to that effect (substantially in the form of Exhibit D hereto) and, at the option of the Issuers, an Opinion of Counsel reasonably satisfactory to the Issuers to the effect that such transfer is in compliance with the Securities Act; or

          (E) if such Physical Security is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (substantially in the form of Exhibit D hereto) and, at the option of the Issuers, an Opinion of Counsel reasonably acceptable to the Issuers to the effect that such transfer is in compliance with the Securities Act.


     (b) Restrictions on Transfer of a Physical Security for a Beneficial Interest in a Global Security. A Physical Security the offer and sale of which has not been registered under the Securities Act may not be exchanged for a beneficial interest in a Global Security except upon satisfaction of the requirements set forth below. Upon receipt by the Registrar or co- Registrar of a Physical Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Registrar or co-Registrar, together with:

     (A) certification, substantially in the form of Exhibit D hereto, that such Physical Security is being transferred (I) to a QIB or (II) to an Accredited Investor and, with respect to (II), at the option of the Issuers, an Opinion of Counsel reasonably acceptable to the Issuers to the effect that such transfer is in compliance with the Securities Act; and

     (B) written instructions directing the Registrar or co-Registrar to make, or to direct the Depository to make, an endorsement on the applicable Global Security to reflect an increase in the aggregate amount of the Securities represented by the Global Security, then the Registrar or co-Registrar shall cancel such Physical Security and cause, or direct the Depository to cause, in accordance with the standing instructions and procedures existing between the Depository and the Registrar or co-Registrar, the principal amount of Securities represented by the applicable Global Security to be increased accordingly. If no Global Security is then outstanding, the Issuers shall, unless either of the events in the proviso to Section 2.15(b) have occurred and are continuing, issue and the Trustee shall, upon written instructions from the Issuers in accordance with Section 2.02, authenticate such a Global Security in the appropriate principal amount.

     (c) Transfer and Exchange of Global Securities. The transfer and exchange of Global Securities or beneficial interests therein shall be effected through the Depository in accordance with this Indenture (including the restrictions on transfer set forth herein) and the procedures of the Depository therefor. Upon receipt by the Registrar or Co-Registrar of written instructions, or such other instruction as is customary for the Depository, from the Depository or its nominee, requesting the Registration of transfer of an interest in a Global Security to another type of Global Security, together with the applicable Global Securities (or, if the applicable type of Global Security required to represent the interest as requested to be transferred is not then outstanding, only the Global Security representing the interest being transferred), the Registrar or Co-Registrar shall cancel such Global Securities (or Global Security) and the Issuers shall issue and the Trustee shall, upon written instructions from the Issuers in accordance with

Section 2.02, authenticate new Global Securities of the types so cancelled (or the type so cancelled and applicable type required to represent the interest as requested to be transferred) reflecting the applicable increase and decrease of the principal amount of Securities represented by such types of Global Securities, giving effect to such transfer. If the applicable type of Global Security required to represent the interest as requested to be transferred is not outstanding at the time of such request, the Issuers shall issue and the

Trustee shall, upon written instructions from the Issuers in accordance with
Section 2.02, authenticate a new Global Security of such type in principal amount equal to the principal amount of the interest requested to be transferred.

     (d) Transfer of a Beneficial Interest in a Global Security for a Physical Security.

          (i) Any Person having a beneficial interest in a Global Security may upon request exchange such beneficial interest for a Physical Security; provided, however, that prior to the Registration, a transferee that is a QIB or Institutional Accredited Investor may not exchange a beneficial interest in Global Security for a Physical Security. Upon receipt by the Registrar or co-Registrar of written instructions, or such other form of instructions as is customary for the Depository, from the Depository or its nominee on behalf of any Person (subject to the previous sentence) having a beneficial interest in a Global Security and upon receipt by the Trustee of a written order or such other form of instructions as is customary for the Depository or the Person designated by the Depository as having such a beneficial interest containing registration instructions and, in the case of any such transfer or exchange of a beneficial interest in Securities the offer and sale of which have not been registered under the Securities Act, the following additional information and documents:

     (A) if such beneficial interest is being transferred in reliance on Rule 144 under the Securities Act, delivery of a certification to that effect (substantially in the form of Exhibit D hereto) and, at the option of the Issuers, an Opinion of Counsel reasonably satisfactory to the Issuers to the effect that such transfer is in compliance with the Securities Act; or

     (B) if such beneficial interest is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (substantially in the form of Exhibit D hereto) and, at the option of the Issuers, an Opinion of Counsel reasonably satisfactory to the Issuers to the effect that such transfer is in compliance with the Securities Act, then the Registrar or co-Registrar will cause, in accordance with the standing instructions and procedures existing between the Depository and the Registrar or co-Registrar, the aggregate principal amount of the applicable Global Security to be reduced and, following such reduction, the Issuers will execute and, upon receipt of an authentication order in the form of an Officers' Certificate in accordance with Section 2.02, the Trustee will authenticate and deliver to the transferee a Physical Security in the appropriate principal amount.

      (ii) Securities issued in exchange for a beneficial interest in a Global Security pursuant to this Section 2.16(d) shall be registered in such names and in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the

Registrar or co-Registrar in writing. The Registrar or co-Registrar shall deliver such Physical Securities to the Persons in whose names such Physical Securities are so registered.

     (e) Restrictions on Transfer and Exchange of Global Securities. Notwithstanding any other provisions of this Indenture, a Global Security may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

     (f) Private Placement Legend. Upon the transfer, exchange or replacement of Securities not bearing the Private Placement Legend, the Registrar or co-Registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Registrar or co-Registrar shall deliver only Securities that bear the Private Placement Legend unless, and the Trustee is hereby authorized to deliver Securities without the Private Placement Legend if,
(i) there is delivered to the Trustee an Opinion of Counsel reasonably satisfactory to the Issuers and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act; (ii) such Security has been sold pursuant to an effective registration statement under the Securities Act (including pursuant to a Registration); or (iii) the date of such transfer, exchange or replacement is two years after the later of (x) the Issue Date and (y) the last date that an Issuer or any affiliate (as defined in Rule 144 under the Securities Act) of an Issuer was the owner of such Securities (or any predecessor thereto).

     (g) General. By its acceptance of any Security bearing the Private Placement Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture. The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Participants or beneficial owners of interest in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

     The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 2.15 or this Section 2.16. The Issuers shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.


                                   ARTICLE III

                                   REDEMPTION

SECTION 3.1 Notices to Trustee.

       If the Issuers want to redeem Securities pursuant to paragraph 5 or 6 of the Securities at the applicable redemption price set forth thereon, they shall notify the Trustee in writing of the Redemption Date and the principal amount of Securities to be redeemed. The Issuers shall give such notice to the Trustee at least 60 days before the Redemption Date (unless a shorter notice shall be agreed to by the Trustee in writing), together with an Officers' Certificate stating that such redemption will comply with the conditions contained herein.

SECTION 3.2   Selection of Securities To Be Redeemed.

     If less than all of the Fixed Rate Securities or Floating Rate Securities are to be redeemed, the Trustee shall select the Securities to be redeemed in compliance with the requirements of the principal national securities exchange, if any, on which such Securities are listed or, if such Securities or Floating Rates Securities are not so listed, on a pro rata basis, by lot or in such other manner as the Trustee shall deem fair and appropriate.

     The Trustee may select for redemption portions of the principal amount of Securities that have denominations equal to or larger than $1,000 principal amount. Securities and portions of them the Trustee so selects shall be in amounts of $1,000 principal amount or integral multiples thereof. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

SECTION 3.3 Notice of Redemption.

     At least 30 days but not more than 60 days before a Redemption Date, the Issuers shall mail a notice of redemption by first-class mail to each Holder whose Securities are to be redeemed at such Holder's registered address.

     Each notice of redemption shall identify the Securities to be redeemed (including the CUSIP number thereon) and shall state:

     (1) the Redemption Date;

     (2) the redemption price;

     (3) the name and address of the Paying Agent to which the Securities are to be surrendered for redemption;

     (4) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;


     (5) that, unless the Issuers default in making the redemption payment, interest on Securities called for redemption ceases to accrue on and after the Redemption Date and the only remaining right of the Holders is to receive payment of the redemption price upon surrender to the Paying Agent; and

     (6) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the Redemption Date, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion thereof will be issued.

     At the Issuers' request, the Trustee shall give the notice of redemption on behalf of the Issuers, in the Issuers' name and at the Issuers' expense.

SECTION 3.4 Effect of Notice of Redemption.

     Once a notice of redemption is mailed, Securities called for redemption become due and payable on the Redemption Date and at the redemption price. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price, plus accrued interest thereon, if any, to the Redemption Date, but interest installments whose maturity is on or prior to such Redemption Date shall be payable to the Holders of record at the close of business on the relevant Interest Record Date.

SECTION 3.5 Deposit of Redemption Price.

     At least one Business Day before the Redemption Date, the Issuers shall deposit with the Paying Agent (or if an Issuer is Paying Agent, shall, on or before the Redemption Date, segregate and hold in trust) money sufficient to pay the redemption price of and accrued interest, if any, on all Securities to be redeemed on that date other than Securities or portions thereof called for redemption on that date which have been delivered by the Issuers to the Trustee for cancellation.

     If any Security surrendered for redemption in the manner provided in the Securities shall not be so paid on the Redemption Date due to the failure of the Issuers to deposit with the Paying Agent money sufficient to pay the redemption price thereof, the principal and accrued and unpaid interest, if any, thereon shall, until paid or duly provided for, bear interest as provided in Sections
2.12 and 4.01 with respect to any payment default.

SECTION 3.6 Securities Redeemed in Part.

     Upon surrender of a Security that is redeemed in part, the Trustee shall authenticate for the Holder a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

                                   ARTICLE IV

                                    COVENANTS


SECTION 4.1 Payment of Securities.

The Company shall pay the principal of and interest on the Securities in the manner provided in the Securities and the Registration Rights Agreement. An installment of principal or interest shall be considered paid on the date due if the Trustee or Paying Agent (other than an Issuer, Holdings, a Guarantor or any of their respective Affiliates) holds on that date money designated for and sufficient to pay the installment in full and is not prohibited from paying such money to the Holders of the Securities pursuant to the terms of this Indenture.

     The Issuers shall pay cash interest on overdue principal at the same rate per annum borne by the applicable Securities. The Issuers shall pay cash interest on overdue installments of interest at the same rate per annum borne by the applicable Securities, to the extent lawful, as provided in Section 2.12.

SECTION 4.2 Maintenance of Office or Agency.

     The Issuers shall maintain in the Borough of Manhattan, The City of New York, the office or agency required under Section 2.03. The Issuers shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Issuers shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 13. The Issuers hereby initially designate the Trustee at its address set forth in Section 13.02 as their office or agency in The Borough of Manhattan, The City of New York, for such purposes.

SECTION 4.3 Limitations on Transactions with Affiliates.

     The Company will not, and will not cause or permit any of its Restricted Subsidiaries to, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate (each of the foregoing, an "Affiliate Transaction") involving aggregate consideration in excess of $5.0 million, unless (a) such Affiliate Transaction is on terms that are not materially less favorable to the Company or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction by the Company or such Restricted Subsidiary with an unrelated Person and (b) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $10.0 million, the Company delivers to the Trustee a resolution adopted by the majority of the Board of Directors of the Company, approving such Affiliate Transaction and set forth in an Officers' Certificate certifying that such Affiliate Transaction complies with clause (a) above.

     The foregoing provisions will not apply to the following: (i) transactions between or among the Company and/or any of its Restricted Subsidiaries; (ii) Restricted Payments permitted by Section 4.06 of this Indenture; (iii) the payment of annual management, consulting, monitoring and advisory fees and related expenses to Blackstone, Graham Packaging Corporation and their respective Affiliates; (iv) the payment of reasonable and customary fees paid to, and indemnity provided on behalf of, officers, directors, employees or consultants of the Company or any Restricted Subsidiary; (v) payments by the Company or any of its Restricted Subsidiaries to Blackstone and its Affiliates made for any financial advisory, financing, underwriting or placement services or in respect of other investment banking activities, including, without limitation, in connection with acquisitions or divestitures, which payments are approved by the majority of the Board of Directors of the Company, in good faith; (vi) transactions in which the Company or any of its Restricted Subsidiaries, as the case may be, delivers to the Trustee a letter from an Independent Financial Advisor stating that such transaction is fair to the Company or such Restricted Subsidiary from a financial point of view or meets the requirements of clause (a) of the preceding paragraph; (vii) payments or loans to employees or consultants which are approved by a majority of the Board of Directors of the Company in good faith; (viii) any agreement as in effect as of the Issue Date or any amendment thereto (so long as any such amendment is not disadvantageous to the Holders of the Securities in any material respect) or any transaction contemplated thereby; (ix) the existence of, or the performance by the Company or any Restricted Subsidiary of its obligations under the terms of, the Recapitalization Agreement, or any agreement contemplated thereunder (including any registration rights agreement or purchase agreement related thereto) to which it is a party as of the Issue Date and any similar agreements which it may enter into thereafter; provided, however, that the existence of or the performance by the Company or any Restricted Subsidiary of obligations under any future amendment to any such existing agreement or under any similar agreement entered into after the Issue Date shall only be permitted by this clause (ix) to the extent that the terms of any such amendment or new agreement are not otherwise disadvantageous to the Holders of the Securities in any material respect; (x) the payment of all fees, expenses, bonuses and awards related to the transactions contemplated by the Recapitalization Agreement, including fees to Blackstone; and (xi) transactions with customers, clients, suppliers, or purchasers or sellers of goods or services, in each case in the ordinary course of business and otherwise in compliance with the terms of this Indenture which are fair to the Company and its Restricted Subsidiaries, in the reasonable determination of the majority of the Board of Directors of the Company, or are on terms at least as favorable as might reasonably have been obtained at such time from an unaffiliated party.

SECTION 4.4 Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock.

     (i) The Company will not, and will not cause or permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, "incur" and collectively, an "incurrence") any Indebtedness (including Acquired Indebtedness), (ii) the Company and any Guarantor will not issue any shares of Disqualified Stock and (iii) the Company will not permit any of its Restricted Subsidiaries that are not Guarantors (other than CapCo I) to issue any shares of preferred stock; provided, however, that the Company and any Guarantor may incur

Indebtedness (including Acquired Indebtedness) or issue shares of Disqualified Stock if the Fixed Charge Coverage Ratio for the Company's and the Restricted Subsidiaries' most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which such additional Indebtedness is incurred or such Disqualified Stock is issued would have been at least 1.75 to 1.00 (determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the additional Indebtedness had been incurred, or the Disqualified Stock had been issued, as the case may be, and the application of proceeds therefrom had occurred at the beginning of such four-quarter period).

     The foregoing limitations will not apply to: (a) the incurrence by the Company or its Restricted Subsidiaries of Indebtedness under the New Credit Facility and the issuance and creation of letters of credit and banker's acceptances thereunder (with letters of credit and banker's acceptances being deemed to have a principal amount equal to the face amount thereof) up to an aggregate principal amount of $650 million outstanding at any one time; (b) the incurrence by the Issuers of Indebtedness represented by the Securities in an aggregate principal amount not to exceed $225,000,000;
(c) Indebtedness existing on the Issue Date (other than Indebtedness described in clauses (a) and (b)); (d) Indebtedness (including Capitalized Lease Obligations) incurred by the Company or any of its Restricted Subsidiaries to finance the purchase, lease or improvement of property (real or personal) or equipment (whether through the direct purchase of assets or the Capital Stock of any Person owning such assets) in an aggregate principal amount which, when aggregated with the principal amount of all other Indebtedness then outstanding and incurred pursuant to this clause (d) and including all Refinancing Indebtedness incurred to refund, refinance or replace any other Indebtedness incurred pursuant to this clause (d), does not exceed 15% of Total Assets at the time of the respective incurrence; (e) Indebtedness incurred by the Company or any of its Restricted Subsidiaries constituting reimbursement obligations with respect to letters of credit issued in the ordinary course of business, including without limitation, letters of credit in respect of workers' compensation claims or self-insurance, or other Indebtedness with respect to reimbursement type obligations regarding workers' compensation claims; (f) Indebtedness arising from agreements of the Company or a Restricted Subsidiary providing for indemnification, adjustment of purchase price or similar obligations, in each case, incurred or assumed in connection with the disposition of any business, assets or a Subsidiary, other than guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or a Subsidiary for the purpose of financing such acquisition;
(g) Indebtedness of the Company to a Restricted Subsidiary; provided that any such Indebtedness shall be subordinated in right of payment to the Securities; provided, further, that any subsequent issuance or transfer of any Capital Stock or any other event which results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any other subsequent transfer of any such Indebtedness (except to the Company or another Restricted Subsidiary) shall be deemed, in each case, to be an incurrence of such Indebtedness; (h) shares of preferred stock of a Restricted Subsidiary issued to the Company or another Restricted Subsidiary; provided that any subsequent issuance or transfer of any

Capital Stock or any other event which results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any other subsequent transfer of any such shares of preferred stock (except to the Company or another Restricted Subsidiary) shall be deemed, in each case, to be an issuance of such shares of preferred stock; (i) Indebtedness of a Restricted Subsidiary to the Company or another Restricted Subsidiary; provided that if a Guarantor incurs such Indebtedness from a Restricted Subsidiary that is not a Guarantor, such Indebtedness shall be subordinated in right of payment to the Guarantee of such Guarantor; and provided, further, that any subsequent transfer of any such Indebtedness (except to the Company or another Restricted Subsidiary) shall be deemed, in each case to be an incurrence of such Indebtedness; (j) Hedging Obligations that are incurred in the ordinary course of business (1) for the purpose of fixing or hedging interest rate risk with respect to any Indebtedness that is permitted by the terms of this Indenture to be outstanding; (2) for the purpose of fixing or hedging currency exchange rate risk with respect to any currency exchanges; or (3) for the purpose of fixing or hedging commodity price risk with respect to any commodity purchases; (k) obligations in respect of performance and surety bonds and completion guarantees provided by the Company or any Restricted Subsidiary in the ordinary course of business; (l) Indebtedness of any Guarantor in respect of such Guarantor's Guarantee; (m) Indebtedness or Disqualified Stock of the Company and any of its Restricted Subsidiaries not otherwise permitted hereunder in an aggregate principal amount or liquidation preference which, when aggregated with the principal amount and liquidation preference of all other Indebtedness and Disqualified Stock then outstanding and incurred pursuant to this clause (m), does not exceed $50.0 million at any one time outstanding; (n) (i) any guarantee by the Company or by any Restricted Subsidiary that is a Guarantor of Indebtedness or other obligations of the Company or any of the Company's Restricted Subsidiaries so long as the incurrence of such Indebtedness incurred by such Restricted Subsidiary or the Company, as the case may be, is permitted under the terms of the Senior Subordinated Indenture and (ii) any Excluded Guarantee of a Restricted Subsidiary; (o) the incurrence by the Company or any of its Restricted Subsidiaries of Indebtedness which serves to refund, refinance or restructure any Indebtedness incurred as permitted under the first paragraph of this covenant, this clause (o) and clauses (b) and (c) above and (q) below, or any Indebtedness issued to so refund, refinance or restructure such Indebtedness including additional Indebtedness incurred to pay premiums and fees in connection therewith (the "Refinancing Indebtedness") prior to its respective maturity; provided, however, that such Refinancing Indebtedness (i) has a Weighted Average Life to Maturity at the time such Refinancing Indebtedness is incurred which is not less than the remaining Weighted Average Life to Maturity of the Indebtedness being refunded or refinanced, (ii) to the extent such Refinancing Indebtedness refinances Indebtedness subordinated or pari passu to the Securities, such Refinancing Indebtedness is subordinated or pari passu to the Securities at least to the same extent as the Indebtedness being refinanced or refunded and (iii) shall not include (x) Indebtedness of a Restricted Subsidiary that is not a Guarantor that refinances Indebtedness of the Company or (y) Indebtedness of the Company or a Restricted Subsidiary that refinances Indebtedness of an Unrestricted Subsidiary; and provided, further, that subclauses (i) and (ii) of this clause (o) will not apply to any refunding or refinancing of any Senior Indebtedness; (p) other Indebtedness in an amount not greater than twice the amount of Permanent Qualified Equity Contributions after the Issue Date at any one time outstanding; and (q) Indebtedness or Disqualified Stock of Persons that are acquired by the Company or any of its Restricted Subsidiaries or merged into a Restricted Subsidiary in accordance with the terms of this Indenture; provided that such Indebtedness or Disqualified Stock is not acquired in contemplation of such acquisition or merger; and provided, further, that after giving effect to such acquisition, either (i) the Company would be permitted to incur at least $1.0 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in the first sentence of this covenant or (ii) the Fixed Charge Coverage Ratio is greater than immediately prior to such acquisition.

     For purposes of determining compliance with this covenant, in the event that an item of Indebtedness meets the criteria of more than one of the categories of permitted Indebtedness described in clauses (a) through (q) above or is entitled to be incurred pursuant to the first paragraph of this covenant, the Company shall, in its sole discretion, classify such item of Indebtedness in any manner that complies with this covenant and such item of Indebtedness will be treated as having been incurred pursuant to only one of such clauses or pursuant to the first paragraph hereof. Accrual of interest, the accretion of accreted value and the payment of interest in the form of additional Indebtedness will not be deemed to be an incurrence of Indebtedness for purposes of this covenant.

SECTION 4.5 Limitation on Asset Sales.

     The Company will not, and will not cause or permit any of its Restricted Subsidiaries to, cause, make or suffer to exist an Asset Sale, unless (x) the Company or its Restricted Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the fair market value (as determined in good faith by the Company) of the assets sold or otherwise disposed of and (y) at least 75% of the consideration therefor received by the Company or such Restricted Subsidiary, as the case may be, is in the form of cash or Cash Equivalents; provided that the amount of (a) any liabilities (as shown on the Company's or such Restricted Subsidiary's most recent balance sheet or in the notes thereto) of the Company or any Restricted Subsidiary (other than liabilities that are by their terms subordinated to the Securities) that are assumed by the transferee of any such assets without recourse to the Company or any of the Restricted Subsidiaries, (b) any notes or other obligations received by the Company or such Restricted Subsidiary from such transferee that are converted by the Company or such Restricted Subsidiary into cash (to the extent of the cash received) within 180 days following the closing of such Asset Sale,
(c) any Designated Noncash Consideration received by the Company or any of its Restricted Subsidiaries in such Asset Sale having an aggregate fair market value, taken together with all other Designated Noncash Consideration received pursuant to this clause (c) that is at that time outstanding, not to exceed 15% of Total Assets at the time of the receipt of such Designated Noncash Consideration (with the fair market value of each item of Designated Noncash Consideration being measured at the time received and without giving effect to subsequent changes in value), and (d) any assets received in exchange for assets related to a Similar Business of comparable market value, in the good faith determination of, the Board of Directors of the Company, shall be deemed to be cash for purposes of this provision.

     Within 365 days after the Company's or any Restricted Subsidiary's receipt of the Net Proceeds of any Asset Sale, the Company or such Restricted Subsidiary may apply the Net Proceeds from such Asset Sale, at its option, (i) to permanently reduce Obligations under the New Credit Facility (and to correspondingly reduce commitments with respect thereto) or other Senior Indebtedness or Pari Passu Indebtedness (provided that if the Company shall so reduce

Obligations under Pari Passu Indebtedness, it will equally and ratably reduce Obligations under the Securities if the Securities are then redeemable or, if the Securities may not be then redeemed, the Issuers shall make an Offer to Purchase to all Holders to purchase at 100% of the principal amount thereof the amount of Securities that would otherwise be redeemed) or Indebtedness of a Restricted Subsidiary, (ii) to an investment in any one or more businesses, capital expenditures or acquisitions of other assets in each case, used or useful in a Similar Business and/or (iii) to make an investment in properties or assets that replace the properties and assets that are the subject of such Asset Sale. Pending the final application of any such Net Proceeds, the Company or such Restricted Subsidiary may temporarily reduce Indebtedness under a revolving credit facility, if any, or otherwise invest such Net Proceeds in Cash Equivalents or Investment Grade Securities. Any Net Proceeds from the Asset Sale that are not invested as provided and within the time period set forth in the first sentence of this paragraph (it being understood that any portion of such Net Proceeds used to make an offer to purchase Securities, as described in clause (i) above, shall be deemed to have been invested whether or not such offer is accepted) will be deemed to constitute "Excess Proceeds."


     When the aggregate amount of Excess Proceeds exceeds $15.0 million, the Issuers shall make an Offer to Purchase to all Holders of Securities to purchase the maximum principal amount of Securities that is an integral multiple of $1,000 that may be purchased out of the Excess Proceeds at an offer price in cash in an amount equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date fixed for the closing of such offer, in accordance with the procedures set forth below. The Issuers will commence an Offer to Purchase with respect to Excess Proceeds within ten Business Days after the date that Excess Proceed exceeds $15.0 million. To the extent that the aggregate amount of Securities tendered pursuant to such an Offer to Purchase is less than the Excess Proceeds, the Company may use any remaining Excess Proceeds for general corporate or partnership purposes. Upon completion of any such Offer to Purchase, the amount of Excess Proceeds shall be reset at zero.

     The Issuers will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws or regulations are applicable in connection with the repurchase of the Securities pursuant to such an Offer to Purchase. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Indenture, the Issuers will comply with the applicable securities laws and regulations and shall not be deemed to have breached their obligations described in this Indenture by virtue thereof.


     On or prior to the Purchase Date specified in the Offer to Purchase, the Issuers shall (i) accept for payment all Securities validly tendered pursuant to the Offer, (ii) deposit with the Paying Agent or, if an Issuer is acting as its own Paying Agent, segregate and hold in trust as provided in Section 2.04, money sufficient to pay the Purchase Price of all Securities or portions thereof so accepted and (iii) deliver or cause to be delivered to the Trustee for cancellation all Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof accepted for payment by the Issuers. The Paying Agent (or an Issuer, if so acting) shall promptly mail or deliver to Holders of Securities so accepted, payment in an amount equal to the Purchase Price for such Securities, and the Trustee shall promptly authenticate and mail or deliver to each Holder of Securities a new Security or Securities equal in principal amount to any unpurchased portion of the Security surrendered as requested by the Holder. Any Security not accepted for payment shall be promptly mailed or delivered by the Issuers to the Holder thereof. The Issuers shall publicly announce the results of the Offer on or as soon as practicable after the Purchase Date.

SECTION 4.6 Limitation on Restricted Payments.

     The Company will not, and will not cause or permit any of its Restricted Subsidiaries to, directly or indirectly: (i) declare or pay any dividend or make any distribution on account of the Company's or any of its Restricted Subsidiaries' Equity Interests (other than (A) dividends or distributions by the Company payable in Equity Interests (other than Disqualified Stock) of the Company or (B) dividends or distributions by a Restricted Subsidiary so long as, in the case of any dividend or distribution payable on or in respect of any class or series of securities issued by a Restricted Subsidiary other than a Wholly Owned Restricted Subsidiary, the Company or a Restricted Subsidiary receives at least its pro rata share of such dividend or distribution in accordance with its Equity Interests in such class or series of securities);
(ii) purchase or otherwise acquire or retire for value any Equity Interests of the Company; (iii) make any principal payment on, or redeem, repurchase, defease or otherwise acquire or retire for value, in each case, prior to any scheduled repayment or maturity, any Subordinated Indebtedness (other than (A) the payment, redemption, repurchase, defeasance, acquisition or retirement of Subordinated Indebtedness in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in any case due within one year of the date of such payment, redemption, repurchase, defeasance, acquisition or retirement, and (B) Indebtedness permitted under clauses (g) and
(i) of Section 4.04 of this Indenture); or (iv) make any Restricted Investment (all such payments and other actions set forth in clauses (i) through (iv) above being collectively referred to as "Restricted Payments"), unless, at the time of such Restricted Payment: (a) no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof; (b) immediately after giving effect to such transaction on a pro forma basis, the Company could incur $1.00 of additional Indebtedness under the provisions of the first paragraph of
Section 4.04 of this Indenture; and (c) such Restricted Payment, together with the aggregate amount of all other Restricted Payments made by the Company and its Restricted Subsidiaries after the Issue Date (including Restricted Payments permitted by clauses (i), (ii) (with respect to the repurchase, retirement or other acquisition of Retired Capital Stock pursuant to clause (a) thereof and the payment of dividends on Retired

Capital Stock pursuant to clause (b) thereof), (v), (vi), (ix) and (x) of the next succeeding paragraph, but excluding all other Restricted Payments permitted by the next succeeding paragraph), is less than the sum of (i) 50% of the cumulative Consolidated Net Income of the Company for the period (taken as one accounting period) from the first day after the Issue Date to the date of such Restricted Payment (or, in the case such Consolidated Net Income for such period is a deficit, minus 100% of such deficit), plus (ii) 100% of the aggregate net proceeds, including cash and the fair market value of property other than cash (as determined in good faith by the Company), received by the Company since the Issue Date from the issue or sale of Equity Interests of the Company (including Refunding Capital Stock (as defined below) but excluding Disqualified Stock), including such Equity Interests issued upon conversion of Indebtedness or upon exercise of warrants or options, plus (iii) 100% of the aggregate amount of contributions to the capital of the Company since the Issue Date (other than Excluded Contributions), plus (iv) 100% of the aggregate amount received in cash and the fair market value of property other than cash (as determined in good faith by the Company) received from (A) the sale or other disposition (other than to the Company or a Restricted Subsidiary) of Restricted Investments made by the Company and its Restricted Subsidiaries or (B) the sale (other than to the Company or a Restricted Subsidiary) of the Capital Stock of an Unrestricted Subsidiary, plus (v) in case any Unrestricted Subsidiary has been redesignated a Restricted Subsidiary or has been merged, consolidated or amalgamated with or into, transfers or conveys assets to, or is liquidated into, the Company or a Restricted Subsidiary, the fair market value (as determined in good faith by the Company) of such Investment in such Unrestricted Subsidiary at the time of such redesignation, combination or transfer (or of the assets transferred or conveyed, as applicable), after deducting any Indebtedness associated with the Unrestricted Subsidiary so designated or combined or with the assets so transferred or conveyed.

     The foregoing provisions will not prohibit: (i) the payment of any dividend or distribution within 60 days after the date of declaration thereof, if at the date of declaration such payment would have complied with the provisions of this Indenture; (ii) (a) the repurchase, retirement or other acquisition of any Equity Interests (the "Retired Capital Stock") or Subordinated Indebtedness of the Company in exchange for, or out of the proceeds of the substantially concurrent sale (other than to a Restricted Subsidiary) of, Equity Interests of the Company (other than any Disqualified Stock) or contributions to the common equity capital of the Company (the "Refunding Capital Stock"), and (b) the declaration and payment of dividends on the Retired Capital Stock out of the proceeds of the substantially concurrent sale (other than to a Restricted Subsidiary) of Refunding Capital Stock; (iii) the redemption, repurchase or other acquisition or retirement of Subordinated Indebtedness of the Company made by exchange for, or out of the proceeds of the substantially concurrent sale of, new Indebtedness of the Company so long as (A) the principal amount of such new Indebtedness does not exceed the principal amount of and accrued and unpaid interest on the Subordinated Indebtedness being so redeemed, repurchased, acquired or retired for value (plus the amount of any premium required to be paid under the terms of the instrument governing the Subordinated Indebtedness being so redeemed, repurchased, acquired or retired), (B) such Indebtedness is subordinated to the Securities at least to the same extent as such Subordinated Indebtedness so purchased, exchanged, redeemed, repurchased, acquired or retired for value, (C) such Indebtedness has a final scheduled maturity date equal to or later than the final scheduled maturity date of the Subordinated Indebtedness being so redeemed, repurchased, acquired or retired and (D) such Indebtedness has a Weighted Average Life to Maturity equal to or greater than the remaining Weighted Average Life to Maturity of the Subordinated Indebtedness being so redeemed, repurchased, acquired or retired; (iv) the repurchase, retirement or other acquisition for value (or a dividend or distribution to fund any such repurchase, retirement or other acquisition) of Equity Interests of the Company, Holdings or Investor LP held by any future, present or former employee, director or consultant of the Company or any Subsidiary pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement; provided, however, that the aggregate amounts paid under this clause
(iv) does not exceed in any calendar year $5.0 million (with unused amounts in any calendar year being carried over to succeeding calendar years subject to a maximum (without giving effect to the following proviso) of $10.0 million in any calendar year); provided, further, that such amount in any calendar year may be increased by an amount not to exceed (i) the cash proceeds from the sale of Equity Interests of the Company (or of Holdings or Investor LP which are contributed to the Company) to members of management, directors or consultants of the Company and its Subsidiaries that occurs after the Issue Date (provided that such proceeds have not been included with respect to determining whether a previous Restricted Payment was permitted pursuant to the first paragraph of this covenant) plus (ii) the cash proceeds of key man life insurance policies received by the Company and its Restricted Subsidiaries after the Issue Date;
(v) the declaration and payment of dividends or distributions to holders of any class or series of Disqualified Stock of the Company or any of its Restricted Subsidiaries issued or incurred in accordance with Section 4.04 of this Indenture; (vi) the declaration and payment of dividends or distributions to holders of any class or series of Designated Preferred Stock; provided, however, that for the most recently ended four full fiscal quarters for which internal financial statements are available preceding the date of declaration of any such dividend or distribution, after giving effect to such dividend or distribution as a Fixed Charge on a pro forma basis, the Company and its Restricted Subsidiaries would have had a Fixed Charge Coverage Ratio of at least 1.75 to 1.00; (vii) Investments in Unrestricted Subsidiaries having an aggregate fair market value, taken together with all other Investments made pursuant to this clause (vii) that are at that time outstanding, not to exceed $15.0 million at the time of such Investment (with the fair market value of each Investment being measured at the time made and without giving effect to subsequent changes in value); (viii) repurchases of (or a dividend or distribution to fund the repurchases of) Equity Interests of the Company, Holdings or Investor LP deemed to occur upon exercise of stock options if such Equity Interests represent a portion of the exercise price of such options; (ix) the payment of dividends on the Company's Common Stock (or the payment to Holdings to fund the payment by Holdings of dividends on Holdings' Common Stock) following the first public offering of Common Stock of the Company or Holdings, as the case may be, after the Issue Date, of up to 6% per annum of the net proceeds received by the Company or contributed to the Company by Holdings, as the case may be, in such public offering; (x) the repurchase, retirement or other acquisition for value after the first anniversary of the Issue Date (or dividend or distribution to fund the repurchase, retirement or other acquisition of) of Equity Interests of Holdings, the Company or Investor LP in existence on the Issue Date and which are not held by Blackstone or any of its Affiliates or the Management Group on the Issue Date (including any Equity Interests issued in respect of such Equity Interests as a result of a stock split, recapitalization, merger, combination, consolidation or otherwise, but excluding any management equity plan or stock option plan or similar agreement), provided that (A) the aggregate amounts paid under this clause (x) shall not exceed (I) $15.0 million on or prior to the second anniversary of the Issue Date or (II) $30.0 million at any time after the second anniversary of the Issue Date and (B) after giving effect thereto, the Company would be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in the first sentence of Section 4.04 of this Indenture; (xi) Investments that are made with Excluded Contributions; (xii) other Restricted Payments in an aggregate amount not to exceed $15.0 million; (xiii) the payment of any dividend or distribution on Equity Interests of the Company to the extent necessary to permit direct or indirect beneficial owners of such Equity Interests to receive tax distributions in an amount equal to the taxable income of the Company allocated to a partner multiplied by the highest combined federal and state income tax rate (including, to the extent applicable, alternative minimum tax) solely as a result of the Company (and any intermediate entity through which such holder owns such Equity Interests) being a partnership or similar pass-through entity for federal income tax purposes ("Permitted Tax Distributions"); (xiv) the payment of dividends or distributions to Holdings to fund cash interest payments on the Holdings Senior Discount Notes commencing July 15, 2003 in accordance with the terms of the Holdings Senior Discount Notes; (xv) Restricted Payments made on the Issue Date contemplated by the Recapitalization Agreement; and (xvi) any dividend or distribution to Holdings in respect of overhead expenses, legal, accounting, Commission reporting and other professional fees and expenses of Holdings that are directly attributable to the operations of the Company and its Restricted Subsidiaries; provided, however, that at the time of, and after giving effect to, any Restricted Payment permitted under clauses (vii), (ix), (x), (xii) and
(xiv) (other than with respect to Defaults and Events of Default set forth in clause (iii) or (vi) under Section 6.01), no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof; and provided, further, that for purposes of determining the aggregate amount expended for Restricted Payments in accordance with clause (c) of the immediately preceding paragraph, only the amounts expended under clauses (i),
(ii) (with respect to the repurchase, retirement or other acquisition of Retired Capital Stock pursuant to clause (a) thereof and the payment of dividends on Retired Capital Stock pursuant to clause (b) thereof), (v), (vi), (ix) and (x) shall be included.

     As of the Issue Date, all of the Company's Subsidiaries will be Restricted Subsidiaries. The Company will not permit any Unrestricted Subsidiary to become a Restricted Subsidiary except pursuant to the second to last sentence of the definition of "Unrestricted Subsidiary." For purposes of designating any Restricted Subsidiary as an Unrestricted Subsidiary, all outstanding Investments by the Company and its Restricted Subsidiaries (except to the extent repaid) in the Subsidiary so designated will be deemed to be Restricted Payments in an amount determined as set forth in the last sentence of the definition of "Investments." Such designation will only be permitted if a Restricted Payment in such amount would be permitted at such time (whether pursuant to the first paragraph of this covenant or under clause (vii), (xi) or (xii)) and if such Subsidiary otherwise meets the definition of an Unrestricted Subsidiary.

SECTION 4.7   Existence.

     Subject to Article Five, the Company shall do or shall cause to be done all things necessary to preserve and keep in full force and effect its existence as a corporation, partnership or other entity. Nothing contained herein or in any Securities or Holdings Guarantee shall require Holdings to preserve its existence, and Holdings may be dissolved at any time (whether in connection with a Holdings IPO Reorganization or otherwise).

SECTION 4.8 Payment of Taxes and Other Claims.

     The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all material taxes, assessments and governmental charges levied or imposed upon the Company or any Restricted Subsidiary or upon the income, profits or property of the Company or any Restricted Subsidiary and (2) all lawful claims for labor, materials and supplies which, in each case, if unpaid, might by law become a material liability, or Lien upon the property, of the Company or any Restricted Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which appropriate provision has been made.

SECTION 4.9 Notice of Defaults.

     (a) In the event that any Indebtedness of the Company or any of its Subsidiaries is declared due and payable before its maturity because of the occurrence of any default (or any event which, with notice or lapse of time, or both, would constitute such a default) under such Indebtedness, the Company shall promptly give written notice to the Trustee of such declaration, the status of such default or event and what action the Company is taking or proposes to take with respect thereto.

     (b) Upon becoming aware of any Default or Event of Default, the Company shall promptly deliver an Officers' Certificate to the Trustee specifying the Default or Event of Default.

SECTION 4.10 Maintenance of Properties and Insurance.


     (a) Subject to Article Five, the Company shall cause all material properties owned by or leased to it or any Restricted Subsidiary and used or useful in the conduct of its business or the business of any Restricted Subsidiary to be maintained and kept in normal condition, repair and working order and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary, so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section 4.10 shall prevent the Company or any Restricted Subsidiary from discontinuing the use, operation or maintenance of any of such properties, or disposing of any of them, if such discontinuance or disposal is, in the judgment of the Board of Directors of the Company or the Restricted Subsidiary concerned, or of an Officer (or other agent employed by the Company or of any Restricted Subsidiary) of the Company or such Restricted Subsidiary having managerial responsibility for any such property, desirable in the conduct of the business of the Company or any Restricted Subsidiary as, in the judgment of the Company, may be necessary.

     (b) The Company shall maintain, and shall cause the Restricted Subsidiaries to maintain, insurance with responsible carriers against such risks and in such amounts, and with such deductibles, retentions, self-insured amounts and co-insurance provisions as, in the judgment of the Company, may be necessary.

SECTION 4.11 Compliance Certificate.

     The Company shall deliver to the Trustee within 45 days after the end of each of the first three fiscal quarters of the Company and within 90 days after the close of each fiscal year a certificate signed by the principal executive officer, principal financial officer or principal accounting officer stating that a review of the activities of the Issuers has been made under the supervision of the signing officers with a view to determining whether a Default or Event of Default has occurred and whether or not the signers know of any Default or Event of Default by the Issuers that occurred during such fiscal quarter or fiscal year. If they do know of such a Default or Event of Default, the certificate shall describe all such Defaults or Events of Default, their status and the action the Company is taking or proposes to take with respect thereto. The first certificate to be delivered by the Company pursuant to this
Section 4.11 shall be for the period commencing February 2, 1998 and ending March 31, 1998.

SECTION 4.12 Reports to Holders.

     The Issuers will deliver to the Trustee within 15 days after the filing of the same with the Commission, copies of the quarterly and annual reports and of the information, documents and other reports, if any, which the Issuers are required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act. Notwithstanding that the Issuers may not be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act or otherwise report on an annual and quarterly basis on forms provided for such annual and quarterly reporting pursuant to rules and regulations promulgated by the Commission, the Issuers will file with the Commission (and provide the Trustee and Holders with copies thereof, without cost to each Holder, within 15 days after it files them with the Commission) (a) within 90 days after the end of each fiscal year, annual reports on Form 10-K (or any successor or comparable form) containing the information required to be contained therein (or required in such successor or comparable form); (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year, reports on Form 10-Q (or any successor or comparable form); (c) promptly from time to time after the occurrence of an event required to be therein reported, such other reports on Form 8-K (or any successor or comparable form); and (d) any other information, documents and other reports which the Issuers would be required to file with the Commission if they were subject to Section 13 or 15(d) of the Exchange Act; provided, however, that the Issuers shall not be so obligated to file such reports with the Commission if the Commission does not permit such filing, in which event the Issuers will make available such information to prospective purchasers of Securities, in addition to providing such information to the Trustee and the Holders, in each case within 15 days after the time the Issuers would be required to file such information with the Commission, if they were subject to Section 13 or 15(d) of the Exchange Act. The above reporting requirements with respect to the Issuers may be satisfied through the filing and provision of such reports, information and documents by the Holdings Issuers in lieu of the Issuers. Notwithstanding the foregoing, such requirements shall be deemed satisfied (x) prior to April 30, 1998, if the Holdings Issuers deliver to the Trustee and the Holders of the Securities on or prior to such date copies of the audited financial statements of the Holdings Issuers and (y) prior to May 31, 1998, by filing with the Commission and delivering to the Trustee and the Holders of the Securities on or prior to such date a registration statement under the Securities Act that contains the information that would be required in a Form 10-K for the Holdings Issuers for the year ended December 31, 1997 and a Form 10-Q for the Holdings Issuers for the quarter ended March 31, 1998. The Issuers will also comply with the other provisions of TIA ss. 314(a).

SECTION 4.13  Waiver of Stay, Extension or Usury Laws.

     Each of the Issuers, Holdings and the Guarantors covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law, which would prohibit or forgive the Issuers, Holdings or such Guarantor from paying all or any portion of the principal of and/or interest, if any, on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Issuers, Holdings and each Guarantor hereby expressly waive all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 4.14 Change of Control.

     (a) Following the occurrence of a Change of Control (the date of such occurrence being the "Change of Control Date"), the Issuers shall notify the Holders of the Securities of such occurrence in the manner prescribed by this Indenture and shall, within 30 days after the Change of Control Date, make an Offer to Purchase all Securities then outstanding at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to the Purchase Date (subject to the right of Holders of record on the relevant Interest Record Date to receive interest due on the relevant Interest Payment Date). The Issuers' obligations may be satisfied if a third party makes the Offer to Purchase in the manner, at the times and otherwise in compliance with the requirements of this Indenture applicable to an Offer to Purchase made by the Issuers and purchases all Securities validly tendered and not withdrawn under such Offer to Purchase. Each Holder shall be entitled to tender all or any portion of the Securities owned by such Holder pursuant to the Offer to Purchase, subject to the requirement that any portion of a Security tendered must be tendered in an integral multiple of $1,000 principal amount.

     (b) Prior to the mailing of the notice referred to in clause (a) above, but in any event within 30 days following any Change of Control, the Issuers covenant to (i) repay in full and terminate all commitments under Indebtedness under the New Credit Facility and all other Senior Indebtedness the terms of which require repayment upon a Change of Control or offer to repay in full and terminate all commitments under all Indebtedness under the New Credit Facility and all other such Senior Indebtedness and to repay the Indebtedness owed to each lender which has accepted such offer or (ii) obtain the requisite consents under the New Credit Facility and all other Senior Indebtedness to permit the repurchase of the Securities pursuant to the Offer to Purchase. The Issuers shall first comply with the covenant in the immediately preceding sentence before they shall be required to repurchase Securities pursuant to the Offer to Purchase. The Issuers' failure to comply with the covenant described in the second preceding sentence or in clause (a) above shall constitute an Event of Default described in clause (iii) (and not in clause (ii)) of Section 6.01.

     (c) On or prior to the Purchase Date specified in the Offer to Purchase, the Issuers shall (i) accept for payment all Securities or portions thereof validly tendered pursuant to the Offer, (ii) deposit with the Paying Agent or, if an Issuer is acting as its own Paying Agent, segregate and hold in trust as provided in Section 2.04, money sufficient to pay the Purchase Price of all Securities or portions thereof so accepted and (iii) deliver or cause to be delivered to the Trustee for cancellation all Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof accepted for payment by the Issuers. The Paying Agent (or an Issuer, if so acting) shall promptly mail or deliver to Holders of Securities so accepted, payment in an amount equal to the Purchase Price for such Securities, and the Trustee shall promptly authenticate and mail or deliver to each Holder of Securities a new Security or Securities equal in principal amount to any unpurchased portion of the Security surrendered as requested by the Holder. Any Security not accepted for payment shall be promptly mailed or delivered by the Issuers to the Holder thereof. The Issuers shall publicly announce the results of the Offer on or as soon as practicable after the Purchase Date.

     (d) If the Issuers make an Offer to Purchase, the Issuers will comply with all applicable tender offer laws and regulations, including, to the extent applicable, Section 14(e) and Rule 14e-1 under the Exchange Act, and any other applicable Federal or state securities laws and regulations and any applicable requirements of any securities exchange on which the Securities are listed, and any violation of the provisions of this Indenture relating to such Offer to Purchase occurring as a result of such compliance shall not be deemed a Default or an Event of Default.

SECTION 4.15  Limitation on Other Senior Subordinated Indebtedness.

     The Company will not, and will not permit any Restricted Subsidiary that is a Guarantor to, directly or indirectly, incur any Indebtedness (including Acquired Indebtedness) that is subordinate in right of payment to any Indebtedness of the Company or any Indebtedness of any Restricted Subsidiary that is a Guarantor, as the case may be, unless such Indebtedness is either (a) pari passu in right of payment with the Securities or such Guarantor's Guarantee, as the case may be, or (b) subordinate in right of payment to the Securities or such Guarantor's Guarantee, as the case may be, in the same manner and at least to the same extent as the Securities are subordinate to Senior Indebtedness or such Guarantor's Guarantee is subordinate to such Guarantor's Senior Indebtedness, as the case may be.

     The Company shall not permit any Guarantor to, and no Guarantor shall, directly or indirectly, Incur any Indebtedness that by its terms would expressly rank senior in right of payment to the Guarantee of such Guarantor and expressly rank subordinate in right of payment to any Guarantor Senior Indebtedness of such Guarantor.

SECTION 4.16 Limitations on Dividend and Other Payment Restrictions Affecting Restricted

Subsidiaries.

     The Company will not, and will not cause or permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or consensual restriction on the ability of any Restricted Subsidiary to: (a)(i) pay dividends or make any other distributions to the Company or any of its Restricted Subsidiaries (1) on its Capital Stock or (2) with respect to any other interest or participation in, or measured by, its profits, or (ii) pay any Indebtedness owed to the Company or any of its Restricted Subsidiaries; (b) make loans or advances to the Company or any of its Restricted Subsidiaries; or (c) sell, lease or transfer any of its properties or assets to the Company or any of its Restricted Subsidiaries; except (in each case) for such encumbrances or restrictions existing under or by reason of: (1) contractual encumbrances or restrictions in effect on the Issue Date, including pursuant to the New Credit Facility and its related documentation and the Senior Discount Indenture; (2) this Indenture and the Securities; (3) purchase money obligations for property acquired in the ordinary course of business that impose restrictions of the nature discussed in clause
(c) above on the property so acquired; (4) applicable law or any applicable rule, regulation or order; (5) any agreement or other instrument of a Person acquired by the Company or any Restricted Subsidiary in existence at the time of such acquisition (but not created in contemplation thereof), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired; (6) contracts for the sale of assets, including, without limitation, customary restrictions with respect to a Subsidiary pursuant to an agreement that has been entered into for the sale or disposition of all or substantially all of the Capital Stock or assets of such Subsidiary; (7) secured Indebtedness otherwise permitted to be incurred pursuant to Sections 4.04 and 4.18 of this Indenture that limit the right of the debtor to dispose of the assets securing such Indebtedness; (8) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business; (9) other Indebtedness of Foreign Subsidiaries permitted to be incurred subsequent to the Issue Date pursuant to the provisions of Section 4.04 of this Indenture; (10) customary provisions in joint venture agreements and other similar agreements entered into in the ordinary course of business; (11) customary provisions contained in leases and other agreements entered into in the ordinary course of business; (12) any encumbrances or restrictions of the type referred to in clauses (a), (b) and (c) above imposed by any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings of the contracts, instruments or obligations referred to in clauses (1) through (11) above, provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings are, in the good faith judgment of the Board of Directors of the Company, no more restrictive with respect to such dividend and other payment restrictions than those contained in the dividend or other payment restrictions prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing; (13) any encumbrances or restrictions that are no more restrictive than those contained in the New Credit Facility as in effect on the Issue Date; or (14) which will not in the aggregate cause the Company Issuers not to have the funds necessary to pay the principal of, premium, if any, or interest on the Securities.

SECTION 4.17  [Intentionally Omitted]

SECTION 4.18 Limitation on Liens.

     (a) The Company will not, and will not cause or permit any of its Restricted Subsidiaries to, directly or indirectly create, incur, assume or suffer to exist any Lien (other than a Permitted Lien) that secures any Pari Passu Indebtedness or Subordinated Indebtedness on any asset or property of the Company or such Restricted Subsidiary, or any income or profits therefrom, or assign or convey any right to receive income therefrom, unless the Securities are equally and ratably secured with the obligations so secured or until such time as such obligations are no longer secured by a Lien.

     (b) No Guarantor will directly or indirectly create, incur, assume or suffer to exist any Lien (other than a Permitted Lien) that secures any Pari Passu Indebtedness or Subordinated Indebtedness of such Guarantor on any asset or property of such Guarantor or any income or profits therefrom, or assign or convey any right to receive income therefrom, unless the Guarantee of such

Guarantor is equally and ratably secured with the obligations so secured or until such time as such obligations are no longer secured by a Lien.

SECTION 4.19 Limitations on Guarantees of Indebtedness by Restricted
Subsidiaries.

     (a) The Company will not permit any Restricted Subsidiary to guarantee the payment of any Indebtedness of the Company or any Indebtedness of any other Restricted Subsidiary unless such Restricted Subsidiary simultaneously executes and delivers a supplemental indenture to this Indenture providing for a guarantee of payment of the Securities by such Restricted Subsidiary, except that (A) if the Securities are subordinated in right of payment to such Indebtedness, the Guarantee under the supplemental indenture shall be subordinated to such Restricted Subsidiary's guarantee with respect to such Indebtedness substantially to the same extent as the Securities are subordinated to such Indebtedness under this Indenture and (B) if such Indebtedness is by its express terms subordinated in right of payment to the Securities, any such guarantee of such Restricted Subsidiary with respect to such Indebtedness shall be subordinated in right of payment to such Restricted Subsidiary's Guarantee with respect to the Securities substantially to the same extent as such Indebtedness is subordinated to the Securities; provided that this paragraph (a) shall not be applicable to any guarantee by any Restricted Subsidiary (x) that
(A) existed at the time such Person became a Restricted Subsidiary of the Company and (B) was not incurred in connection with, or in contemplation of, such Person becoming a Restricted Subsidiary of the Company or (y) that guarantees the payment of Obligations of the Company or any Restricted Subsidiary under the New Credit Facility or any other bank facility which is designated as Senior Indebtedness and any refunding, refinancing or replacement thereof, in whole or in part, provided that such refunding, refinancing or replacement thereof constitutes Senior Indebtedness and is not incurred pursuant to a registered offering of securities under the Securities Act or a private placement of securities (including under Rule 144A) pursuant to an exemption from the registration requirements of the Securities Act (other than securities issued pursuant to any bank or similar credit facility (including the New Credit Facility)), which private placement provides for registration rights under the Securities Act (any guarantee excluded by operations of this clause (y) being an "Excluded Guarantee").

     (b) Notwithstanding the foregoing and the other provisions of this Indenture, any Guarantee by a Restricted Subsidiary of the Securities shall provide by its terms that it shall be automatically and unconditionally released and discharged upon (i) any sale, exchange or transfer, to any Person not an Affiliate of the Company, of all of the Company's Capital Stock in, or all or substantially all of the assets of, such Restricted Subsidiary (which sale, exchange or transfer is not prohibited by this Indenture) or (ii) the release or discharge of the guarantee which resulted in the creation of such Guarantee, except a discharge or release by or as a result of payment under such guarantee.



                                   ARTICLE V

                              MERGERS; SUCCESSORS

SECTION 5.1 Mergers, Sale of Assets, etc.

     (a) The Company may not consolidate or merge with or into or wind up into (whether or not the Company is the surviving entity), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions, to any Person unless (i) the Company is the surviving entity or the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, lease, conveyance or other disposition will have been made is a corporation, partnership or limited liability company organized or existing under the laws of the United States, any state thereof, the District of Columbia, or any territory thereof (the Company or such Person, as the case may be, being herein called the "Successor Company"); (ii) the Successor Company (if other than the Company) expressly assumes all the obligations of the Company under this Indenture and the Securities pursuant to a supplemental indenture or other documents or instruments in form reasonably satisfactory to the Trustee;
(iii) immediately after such transaction no Default or Event of Default shall have occurred and be continuing; (iv) immediately after giving pro forma effect to such transaction, as if such transaction had occurred at the beginning of the applicable four-quarter period, either (A) the Successor Company (if other than CapCo I) would be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in the first sentence of Section 4.04 of this Indenture or (B) the Fixed Charge Coverage Ratio for the Successor Company (if other than CapCo I) and its Restricted Subsidiaries would be greater than such ratio for the Company and its Restricted Subsidiaries immediately prior to such transaction; and (v) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture (if any) comply with this Indenture. Notwithstanding the foregoing clauses (iii) and (iv), but subject to the foregoing clauses (i),
(ii) and (v), (a) any Restricted Subsidiary may consolidate with, merge into or transfer all or part of its properties and assets to the Company or to another Restricted Subsidiary and (b) the Company may merge with or transfer all of its properties and assets to an Affiliate (including, without limitation, CapCo I) in connection with an IPO Reorganization so long as the amount of Indebtedness of the Company and its Restricted Subsidiaries immediately thereafter does not exceed the amount permitted under Section 4.04 (it being understood that after such transfer of such property and assets in connection with an IPO Reorganization, the Company may dissolve). The Successor Company will succeed to, and be substituted for, the Company under this Indenture and the Securities.

     (b) Each Guarantor, if any, shall not, and the Company will not permit a Guarantor to, consolidate or merge with or into or wind up into (whether or not such Guarantor is the surviving corporation), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions to, any Person unless (i) such Guarantor is the surviving corporation or the Person formed by or surviving any such consolidation or merger (if other than such Guarantor) or to which such sale, assignment, transfer, lease, conveyance or other disposition will have been made is a corporation, partnership or limited liability company organized or existing under the laws of the United States, any state thereof, the District of Columbia, or any territory thereof (such Guarantor or such Person, as the case may be, being herein called the "Successor Guarantor"); (ii) the Successor Guarantor (if other than such Guarantor) expressly assumes all the obligations of such Guarantor under this Indenture and such Guarantor's Guarantee pursuant to a supplemental indenture or other documents or instruments in form reasonably satisfactory to the Trustee; (iii) immediately after such transaction no Default or Event of Default shall have occurred and be continuing; and (iv) the Guarantor shall have delivered or caused to be delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture (if any) comply with this Indenture. The Successor Guarantor will succeed to, and be substituted for, such Guarantor under this Indenture and such Guarantor's Guarantee.

SECTION 5.2 Successor Substituted.

     In the event of any transaction (other than a lease) described in and complying with the conditions listed in Section 5.01 in which the Company or a Guarantor, as the case may be, is not the Successor Company or Successor Guarantor, as the case may be, and the Successor Company or Successor Guarantor, as the case may be, is to assume all the Obligations of the Company under the Securities, this Indenture and the Registration Rights Agreement or of such Guarantor under its Guarantee, this Indenture and the Registration Rights Agreement, as the case may be, pursuant to a supplemental indenture, such Successor Company or Successor Guarantor, as the case may be, shall succeed to, and be substituted for, and may exercise every right and power of, the Company or such Guarantor, as the case may be, and the Company shall be discharged and released from its Obligations under this Indenture and the Securities or such Guarantor shall be discharged from its Obligations under this Indenture and its Guarantee, as the case may be.

     In the event of an IPO Reorganization, CapCo I shall succeed to, and be substituted for, and may exercise every right and power of, the Company, and the Company shall be discharged and released from its Obligations under this Indenture and the Securities and may be dissolved, subject to CapCo I's compliance with Section 5.01(a)(ii) above.


                                   ARTICLE VI

                              DEFAULT AND REMEDIES

SECTION 6.1 Events of Default.

     Each of the following shall be an "Event of Default" for purposes of this
Indenture:

          (i) the failure to pay interest on any Security when the same becomes due and payable and the default continues for a period of 30 days (whether or no such payment shall be prohibited by Article Eight of this Indenture);

          (ii) the failure to pay the principal on any Security, when such principal becomes due and payable, at maturity, upon redemption or otherwise (including the failure to make a payment to purchase any Security tendered pursuant to an Offer to Purchase which has actually been made) (whether or not such payment shall be prohibited by Article Eight of this Indenture);

          (ii) a default in the observance or performance of any other covenant or agreement contained in this Indenture which default continues for a period of 60 days after the Company receives written notice specifying the default (and demanding that such default be remedied) from the Trustee or the Holders of at least 25% of the outstanding principal amount of the Securities (except in the case of a default with respect to Section 5.01 of this Indenture, which will constitute an Event of Default with such notice requirement but without such passage of time requirement);

          (iv) the failure to pay at final maturity (giving effect to any applicable grace periods and any extensions thereof) the principal amount of any Indebtedness of the Company or any Significant Restricted Subsidiary, or the acceleration of the final stated maturity of any such Indebtedness if the aggregate principal amount of such indebtedness, together with the principal amount of any other such Indebtedness in default for failure to pay principal at final maturity or which has been accelerated, aggregates $20.0 million or more at any time;

          (v) one or more judgments in an aggregate amount in excess of $20.0 million shall have been rendered against the Company or any Significant Restricted Subsidiary and such judgments remain undischarged, unpaid or unstayed for a period of 60 days after such judgment or judgments become final and non-appealable, and in the event such judgment is covered by insurance, an enforcement proceeding has been commenced by any creditor upon such judgment or decree which is not promptly stayed;

          (vi) any Guarantee by a Significant Restricted Subsidiary shall become null or void or unenforceable (other than in accordance with the terms of the Senior Subordinated Indenture) or any such Guarantor shall deny its obligations under its Guarantee;

          (vii) the Company or any Significant Restricted Subsidiary pursuant to or within the meaning of any Bankruptcy Law: (a) admits in writing its inability to pay its debts generally as they become due; (b) commences a voluntary case or proceeding; (c) consents to the entry of an order for relief against it in an involuntary case or proceeding; (d) consents or acquiesces in the institution of a bankruptcy or insolvency proceeding against it; (e) consents to the appointment of a Custodian of it or for all or substantially all of its property; or (f) makes a general assignment for the benefit of its creditors, or any of them takes any action to authorize or effect any of the foregoing; or

          (viii) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (a) is for relief against the Company or any Significant Restricted Subsidiary in an involuntary case or proceeding; (b) appoints a Custodian of the Company or any Significant Restricted Subsidiary for all or substantially all of its property; or (c) orders the liquidation of the Company or any Significant Restricted Subsidiary; and in each case the order or decree remains unstayed and in effect for 60 days; provided, however, that if the entry of such order or decree is appealed and dismissed on appeal, then the Event of Default hereunder by reason of the entry of such order or decree shall be deemed to have been cured.

     The term "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal, state or foreign law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

SECTION 6.2  Acceleration.

     If an Event of Default with respect to the Securities (other than an Event of Default specified in clause (vii) or (viii) of Section 6.01 with respect to the Company) occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the outstanding Securities by notice in writing to the Company (and to the Trustee if given by the Holders) may declare the unpaid principal of (and premium, if any) and accrued interest to the date of acceleration on all outstanding Securities to be due and payable immediately and, upon any such declaration, such principal amount (and premium, if any) and accrued interest, notwithstanding anything contained in this Indenture or the Securities to the contrary, shall become immediately due and payable; provided, however, that so long as the New Credit Facility shall be in full force, if an Event of Default shall have occurred and be continuing (other than an Event of Default specified in clause (vii) or (viii) of Section 6.01 with respect to the Company), the Securities shall not become due and payable until the earlier to occur of (x) five Business Days following delivery of a written notice by the Trustee of such acceleration of the Securities to the agent under the New Credit Facility and (y) the acceleration (ipso facto or otherwise) of any Indebtedness under the New Credit Facility.

     If an Event of Default specified in clause (vii) or (viii) of Section 6.01 with respect to the Company occurs, all unpaid principal of (and premium, if any) and accrued interest on all outstanding Securities shall ipso facto become immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

     After a declaration of acceleration, but before a judgment or decree of the money due in respect of the Securities has been obtained, the Holders of not less than a majority in aggregate principal amount of the Securities then outstanding by written notice to the Trustee may rescind an acceleration and its consequences if all existing Events of Default (other than the nonpayment of principal of and interest on the Securities which has become due solely by virtue of such acceleration) have been cured or waived and if the rescission would not conflict with any judgment or decree. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

SECTION 6.3 Other Remedies.

     If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

     The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy maturing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

SECTION 6.4 Waiver of Past Default.

     Subject to Sections 2.9, 6.7 and 10.2, prior to the declaration of acceleration of the Securities, the Holders of not less than a majority in aggregate principal amount of the outstanding Securities by written notice to the Trustee may waive an existing Default or Event of Default and its consequences, except a Default in the payment of principal of or interest on any Security as specified in clauses (i) and (ii) of Section 6.01 or a Default in respect of any term or provision of this Indenture that may not be amended or modified without the consent of each Holder affected as provided in Section
10.02. The Issuers shall deliver to the Trustee an Officers' Certificate stating that the requisite percentage of Holders have consented to such waiver and attaching copies of such consents. In case of any such waiver, the Issuers, the Trustee and the Holders shall be restored to their former positions and rights hereunder and under the Securities, respectively. This paragraph of this Section
6.04 shall be in lieu of ss. 316(a)(1)(B) of the TIA and such ss. 316(a)(1)(B) of the TIA is hereby expressly excluded from this Indenture and the Securities, as permitted by the TIA.

     Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred for every purpose of this Indenture and the Securities, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

SECTION 6.5 Control by Majority.

     Subject to Section 2.09, the Holders of a majority in principal amount of the outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture that the Trustee determines may be unduly prejudicial to the rights of another Securityholder, or that may involve the Trustee in personal liability; provided, however, that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction. In the event the Trustee takes any action or follows any direction pursuant to this Indenture, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion against any loss or expense caused by taking such action or following such direction. This Section 6.05 shall be in lieu of ss. 316(a)(1)(A) of the TIA, and such ss. 316(a)(1)(A) of the TIA is hereby expressly excluded from this Indenture and the Securities, as permitted by the TIA.

SECTION 6.6 Limitation on Suits.

     A Securityholder may not pursue any remedy with respect to this Indenture or the Securities unless:

          (i) the Holder gives to the Trustee written notice of a continuing Event of Default;

          (ii) the Holders of at least 25% in aggregate principal amount of the outstanding Securities make a written request to the Trustee to pursue a remedy;

          (iii) such Holder or Holders offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

          (iv) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

          (v) during such 60-day period the Holders of a majority in principal amount of the outstanding Securities do not give the Trustee a direction which, in the opinion of the Trustee, is inconsistent with the request.

     A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over such other Securityholder.

SECTION 6.7  Rights of Holders To Receive Payment.

     Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of and premium, if any or interest on a Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

SECTION 6.8 Collection Suit by Trustee.

     If an Event of Default in payment of principal or interest specified in
Section 6.01(i) or (ii) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Issuers or any other obligor on the Securities for the whole amount of principal and accrued interest remaining unpaid, together with interest overdue on principal and to the extent that payment of such interest is lawful, interest on overdue installments of interest, in each case at the rate per annum borne by the Securities and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 6.9  Trustee May File Proofs of Claim.

     The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Securityholders allowed in any judicial proceedings relative to the Issuers (or any other obligor upon the Securities), their respective creditors or their respective property and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same, and any Custodian in any such judicial proceedings is hereby authorized by each Securityholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel, and any other amounts due the Trustee under Section 7.07. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

SECTION 6.10  Priorities.

     If the Trustee collects any money or property pursuant to this Article Six, it shall pay out the money or property in the following order:

          First: to the Trustee for amounts due under Section 7.7;

          Second: to Holders for amounts due and unpaid on the Securities for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively; and

          Third: to the Issuers.

     The Trustee, upon prior written notice to the Issuers, may fix a record date and payment date for any payment to Securityholders pursuant to this
Section 6.10.

SECTION 6.11 Undertaking for Costs.

     In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This
Section 6.11 shall not apply to a suit by the Trustee, a suit by a Holder or group of Holders of more than 10% in aggregate principal amount of the outstanding Securities, or to any suit instituted by any Holder for the enforcement or the payment of the principal or interest on any Securities on or after the respective due dates expressed in the Security.

                                   ARTICLE VII

                                     TRUSTEE

SECTION 7.1 Duties of Trustee.

     (a) If a Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     (b) Except during the continuance of a Default:

          (1) The Trustee shall not be liable except for the performance of such duties as are specifically set forth herein; and

          (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions conforming to the requirements of this Indenture; however, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine such certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

     (c) The Trustee shall not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (1) This paragraph does not limit the effect of paragraph (b) of this
     Section 7.01;


          (2) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

     (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or to take or omit to take any action under this Indenture or take any action at the request or direction of Holders if it shall have reasonable grounds for believing that repayment of such funds is not assured to it or it does not receive from such Holders an indemnity satisfactory to it in its sole discretion against such risk, liability, loss, fee or expense which might be incurred by it in compliance with such request or direction.

     (e) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (d) of this Section 7.01.

     (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Issuers. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

SECTION 7.2 Rights of Trustee.

     Subject to Section 7.01:

     (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

     (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate and/or an Opinion of Counsel, which shall conform to the provisions of Section 13.5. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion.

     (c) The Trustee may act through attorneys and agents of its selection and shall not be responsible for the misconduct or negligence of any agent or attorney (other than an agent who is an employee of the Trustee) appointed with due care.

     (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers.

     (e) The Trustee may consult with counsel of its selection and the advice or opinion of such counsel as to matters of law shall be full and complete authorization and protection from liability in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

     (f) Any request or direction of the Issuers mentioned herein shall be sufficiently evidenced by an Officers' Certificate and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution.

     (g) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Securityholders pursuant to this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

     (h) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuers, personally or by agent or attorney.

     (i) The Trustee shall not be deemed to have notice of any Event of Default unless a Trust Officer of the Trustee has actual knowledge thereof or unless the Trustee shall have received written notice thereof at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture.

SECTION 7.3 Individual Rights of Trustee.

     The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Issuers or their respective Affiliates with the same rights it would have if it were not Trustee, subject to Section 7.10 hereof. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 7.10 and 7.11.

SECTION 7.4 Trustee's Disclaimer.

     The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement of the Issuers in this Indenture or any document issued in connection with the sale of Securities or any statement in the Securities other than the Trustee's certificate of authentication.

SECTION 7.5 Notice of Defaults.

     If a Default or an Event of Default occurs and is continuing and the Trustee knows of such Defaults or Events of Default, the Trustee shall mail to each Securityholder notice of the Default or Event of Default within 30 days after the occurrence thereof. Except in the case of a Default or an Event of

Default in payment of principal of or interest on any Security or a Default or Event of Default in complying with Section 5.01, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interest of Securityholders. This Section 7.05 shall be in lieu of the proviso to ss. 315(b) of the TIA and such proviso to ss. 315(b) of the TIA is hereby expressly excluded from this Indenture and the Securities, as permitted by the TIA.

SECTION 7.6 Reports by Trustee to Holders.

     If required by TIA ss. 313(a), within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, the Trustee shall mail to each Securityholder a report dated as of such May 15 that complies with TIA ss. 313(a). The Trustee also shall comply with TIA ss. 313(b), (c) and (d).

     A copy of each such report at the time of its mailing to Securityholders shall be filed with the SEC and each stock exchange, if any, on which the Securities are listed. The Issuers shall promptly notify the Trustee in writing if the Securities become listed on any stock exchange or of any delisting thereof.

SECTION 7.7 Compensation and Indemnity.

     The Issuers shall pay to the Trustee from time to time such compensation as the Issuers and the Trustee shall from time to time agree in writing for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuers shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances (including fees, disbursements and expenses of its agents and counsel) incurred or made by it in addition to the compensation for its services except any such disbursements, expenses and advances as may be attributable to the Trustee's negligence or bad faith. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents, accountants, experts and counsel and any taxes or other expenses incurred by a trust created pursuant to Section 9.1 hereof.

     The Issuers shall indemnify the Trustee for, and hold it harmless against any and all loss, damage, claims, liability or expense, including taxes (other than franchise taxes imposed on the Trustee and taxes based upon, measured by or determined by the income of the Trustee), arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent that such loss, damage, claim, liability or expense is due to its own negligence or bad faith. The Trustee shall notify the Issuers promptly of any claim asserted against the Trustee for which it may seek indemnity. However, the failure by the Trustee to so notify the Issuers shall not relieve the Issuers of their obligations hereunder. The Issuers shall defend the claim and the Trustee shall cooperate in the defense (and may employ its own counsel) at the Issuers' expense; provided, however, that the Issuers' reimbursement obligation with respect to counsel employed by the Trustee will be limited to the reasonable fees and expenses of such counsel.

     The Issuers need not pay for any settlement made without its written consent, which consent shall not be unreasonably withheld. The Issuers need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee as a result of the violation of this Indenture by the Trustee.

     To secure the Issuers' payment obligations in this Section 7.07, the Trustee shall have a Lien prior to the Securities against all money or property held or collected by the Trustee, in its capacity as Trustee, except money or property held in trust to pay principal of or interest on particular Securities or the Purchase Price or redemption price of any Securities to be purchased pursuant to an Offer to Purchase or redeemed.

     When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(vii) or (viii) occurs, the expenses (including the reasonable fees and expenses of its agents and counsel) and the compensation for the services shall be preferred over the status of the Holders in a proceeding under any Bankruptcy Law and are intended to constitute expenses of administration under any Bankruptcy Law. The Issuers' obligations under this
Section 7.07 and any claim arising hereunder shall survive the resignation or removal of any Trustee, the discharge of the Issuers' obligations pursuant to Article Nine and any rejection or termination under any Bankruptcy Law.

SECTION 7.8 Replacement of Trustee.

     The Trustee may resign at any time by so notifying the Issuers in writing. The Holders of a majority in principal amount of the outstanding Securities may remove the Trustee by so notifying the Trustee and the Issuers in writing and may appoint a successor Trustee with the Issuers' consent. The Issuers may remove the Trustee if:

          (a) the Trustee fails to comply with Section 7.10;

          (b) the Trustee is adjudged a bankrupt or an insolvent under any Bankruptcy Law;

          (c) a custodian or other public officer takes charge of the Trustee or its property; or

          (d) the Trustee becomes incapable of acting.

     If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Issuers shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Issuers.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Issuers. As promptly as practicable after that, the retiring Trustee shall transfer, after payment of all sums then owing to the Trustee pursuant to Section 7.07, all property held by it as Trustee to the successor Trustee, subject to the Lien provided in Section 7.07, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Securityholder.

     If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Issuers or the Holders of at least 10% in principal amount of the outstanding Securities may petition, at the expense of the Issuers, any court of competent jurisdiction for the appointment of a successor Trustee.

     If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     Notwithstanding replacement of the Trustee pursuant to this Section 7.08, the Issuers' obligations under Section 7.07 shall continue for the benefit of the retiring Trustee.

SECTION 7.9 Successor Trustee by Merger, etc.

     If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation or banking corporation, the resulting, surviving or transferee corporation or banking corporation without any further act shall be the successor Trustee.

SECTION 7.10 Eligibility; Disqualification.

     This Indenture shall always have a Trustee which shall be eligible to act as Trustee under TIA ss.ss. 310(a)(1) and 310(a)(2). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. If the Trustee has or shall acquire any "conflicting interest" within the meaning of TIA ss. 310(b), the Trustee and the Issuers shall comply with the provisions of TIA ss. 310(b); provided, however, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Issuers are outstanding if the requirements for such exclusion set forth in TIA ss. 310(b)(1) are met. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.10, the Trustee shall resign immediately in the manner and with the effect hereinbefore specified in this Article Seven.

SECTION 7.11  Preferential Collection of Claims Against Issuers.

     The Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated therein.

                                  ARTICLE VIII

                           SUBORDINATION OF SECURITIES

SECTION 8.1  Securities Subordinated to Senior Indebtedness.

     Each Issuer covenants and agrees, and the Trustee and each Holder of the Securities by his acceptance thereof likewise covenant and agree, that all Securities shall be issued subject to the provisions of this Article Eight; and each person holding any Security, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees that all payments of the principal of and interest on the Securities by the Issuers shall, to the extent and in the manner set forth in this Article Eight, be subordinated and junior in right of payment to the prior payment in full in cash or Cash Equivalents of all amounts payable under Senior Indebtedness of the Issuers.

SECTION 8.2  No Payment on Securities in Certain Circumstances.

     If any default occurs and is continuing in the payment when due, whether at maturity, upon any redemption, by acceleration or otherwise, of any principal of, interest on, unpaid drawings for letters of credit issued in respect of, or regularly accruing fees with respect to, any Senior Indebtedness, no payment of any kind or character shall be made by or on behalf of either of the Issuers or any other Person on either of their behalf with respect to any Obligations on the Securities or to acquire any of the Securities for cash or property or otherwise (except that holders of the Securities may receive payments from a trust described under Article Nine so long as, on the date or dates the respective amounts were paid into the trust, such payments were made with respect to the Securities without violating the provisions of Article Eight or Article Twelve of this Indenture (a "Defeasance Trust Payment")).

     In addition, if any other event of default occurs and is continuing with respect to any Designated Senior Indebtedness, as such event of default is defined in the instrument creating or evidencing such Designated Senior Indebtedness, permitting the holders of such Designated Senior Indebtedness then outstanding to accelerate the maturity thereof and if the Representative for the respective issue of Designated Senior Indebtedness gives written notice of the event of default to the Trustee (a "Payment Blockage Notice"), then, unless and until all events of default have been cured or waived or have ceased to exist or the Trustee receives notice from the Representative for the respective issue of Designated Senior Indebtedness terminating the Payment Blockage Period, during the 180 days after the delivery of such Payment Blockage Notice (the "Payment Blockage Period"), neither of the Issuers nor any other Person on either of their behalf shall (x) make any payment of any kind or character with respect to any Obligations on the Securities or (y) acquire any of the Securities for cash or property or otherwise (except that holders of the Securities may receive Defeasance Trust Payments).

     Notwithstanding anything herein to the contrary, in no event will a Payment Blockage Period extend beyond 180 days from the date the Payment Blockage Notice is delivered and only one such Payment Blockage Period may be commenced within any 360 consecutive days. No event of default which existed or was continuing on the date of the commencement of any Payment Blockage Period with respect to the Designated Senior Indebtedness shall be, or be made, the basis for commencement of a second Payment Blockage Period by the Representative of such Designated Senior Indebtedness whether or not within a period of 360 consecutive days, unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days (it being acknowledged that any subsequent action, or any breach of any financial covenants for a period commencing after the date of commencement of such Payment Blockage Period that, in either case, would give rise to an event of default pursuant to any provisions under which an event of default previously existed or was continuing shall constitute a new event of default for this purpose).

SECTION 8.3 Payment Over of Proceeds upon Dissolution, etc.

     (a) Upon any payment or distribution of assets of any of the Issuers of any kind or character, whether in cash, property or securities, to creditors upon any liquidation, dissolution, winding up, reorganization, assignment for the benefit of creditors or marshaling of assets of either of the Issuers or in a bankruptcy, reorganization, insolvency, receivership or other similar proceeding relating to either of the Issuers or their respective property, whether voluntary or involuntary, all Obligations due or to become due upon all Senior Indebtedness shall first be paid in full in cash or Cash Equivalents, or such payment duly provided for to the satisfaction of the holders of Senior Indebtedness, before any payment or distribution of any kind or character is made on account of any Obligations on the Securities, or for the acquisition of any of the Securities for cash or property or otherwise (except that holders of the Securities may receive Permitted Junior Securities or Defeasance Trust Payments). Before any payment may be made by, or on behalf of, such Issuer of the principal of, premium, if any, or interest on the Securities upon any such dissolution or winding-up or total liquidation or reorganization, any payment or distribution of assets or securities of such Issuer of any kind or character, whether in cash, property or securities (excluding any payment or distribution of Permitted Junior Securities and excluding any Defeasance Trust Payment), to which the Holders of the Securities or the Trustee on their behalf would be entitled, but for the subordination provisions of this Indenture, shall be made by such Issuer or by any receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, directly to the holders of the Senior Indebtedness of such Issuer (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders) or their representatives or to the trustee or trustees or agent or agents under any agreement or indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all such Senior Indebtedness in full in cash after giving effect to any prior or concurrent payment, distribution or provision therefor to or for the holders of such Senior Indebtedness.

     (b) In the event that, notwithstanding the foregoing provision prohibiting such payment or distribution, any payment or distribution of assets or securities of an Issuer of any kind or character, whether in cash, property or securities (excluding any payment or distribution of Permitted Junior Securities and excluding any Defeasance Trust Payment), shall be received by the Trustee or any Holder of Securities at a time when such payment or distribution is prohibited by Section 8.03(a) and before all obligations in respect of Senior Indebtedness of such Issuer are paid in full in cash or Cash Equivalents, such payment or distribution shall be received and held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness of such Issuer (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders) or their respective representatives, or to the trustee or trustees or agent or agents under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of such Senior Indebtedness remaining unpaid until all such Senior Indebtedness has been paid in full in cash or Cash Equivalents after giving effect to any prior or concurrent payment, distribution or provision therefor to or for the holders of such Senior Indebtedness.

     The consolidation of the Company with, or the merger of the Company with or into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided in Article Five shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 8.03 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Five.

SECTION 8.4  Subrogation.

     Upon the payment in full in cash or Cash Equivalents of all Senior Indebtedness of an Issuer, or provision for payment, the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities of an Issuer made on such Senior Indebtedness until the principal of and interest on the Securities shall be paid in full in cash or Cash Equivalents; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of an Issuer of any cash, property or securities to which the Holders of the Securities or the Trustee on their behalf would be entitled except for the provisions of this Article Eight, and no payment over pursuant to the provisions of this Article Eight to the holders of Senior Indebtedness of an Issuer by Holders of the Securities or the Trustee on their behalf shall, as between an Issuer, its creditors other than holders of Senior Indebtedness of such Issuer, and the Holders of the Securities, be deemed to be a payment by such Issuer to or on account of the Senior Indebtedness of such Issuer. It is understood that the provisions of this Article Eight are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of the Senior Indebtedness of the Issuers, on the other hand.

     If any payment or distribution to which the Holders of the Securities would otherwise have been entitled but for the provisions of this Article Eight shall have been applied, pursuant to the provisions of this Article Eight, to the payment of all amounts payable under Senior Indebtedness, then and in such case, the Holders of the Securities shall be entitled to receive from the holders of such Senior Indebtedness any payments or distributions received by such holders of Senior Indebtedness in excess of the amount required to make payment in full in cash of such Senior Indebtedness.

SECTION 8.5 Obligations of Issuers Unconditional.

     Nothing contained in this Article Eight or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Issuers and the Holders of the Securities, the obligation of the Issuers, which is absolute and unconditional, to pay to the Holders of the Securities the principal of and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Issuers other than the holders of the Senior Indebtedness of the Issuers, nor shall anything herein or therein prevent the Holder of any Security or the Trustee on their behalf from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Eight of the holders of the Senior Indebtedness of the Issuers in respect of cash, property or securities of an Issuer received upon the exercise of any such remedy.

     Without limiting the generality of the foregoing, nothing contained in this Article Eight shall restrict the right of the Trustee or the Holders of Securities to take any action to declare the Securities to be due and payable prior to their stated maturity pursuant to Section 6.01 or to pursue any rights or remedies hereunder; provided, however, that all Senior Indebtedness of the Issuers then due and payable shall first be paid in full in cash or Cash Equivalents before the Holders of the Securities or the Trustee are entitled to receive any direct or indirect payment from the Issuers of principal of or interest on the Securities.

SECTION 8.6 Notice to Trustee.

     The Issuers shall give prompt written notice to the Trustee of any fact known to the Issuers which would prohibit the making of any payment to or by the Trustee in respect of the Securities pursuant to the provisions of this Article Eight. The Trustee shall not be charged with knowledge of the existence of any event of default with respect to any Senior Indebtedness of an Issuer or of any other facts which would prohibit the making of any payment to or by the Trustee unless and until the Trustee shall have received notice in writing at its Corporate Trust Office to that effect signed by an Officer of the Company, or by a holder of Senior Indebtedness or trustee or agent therefor; and prior to the receipt of any such written notice, the Trustee shall, subject to Article Seven, be entitled to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 8.06 at least two Business Days prior to the date upon which by the terms of this Indenture any moneys shall become payable for any purpose (including, without limitation, the payment of the principal of or interest on any Security), then, regardless of anything herein to the contrary, the Trustee shall have full power and authority to receive any moneys from the Issuers and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date. Nothing contained in this Section 8.06 shall limit the right of the holders of Senior Indebtedness of the Issuers to recover payments as contemplated by Section 8.03. The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself or itself to be a holder of any Senior Indebtedness of the Issuers (or a trustee on behalf of, or other representative of, such holder) to establish that such notice has been given by a holder of such Senior Indebtedness or a trustee or representative on behalf of any such holder.

     In the event that the Trustee determines in good faith that any evidence is required with respect to the right of any Person as a holder of Senior Indebtedness of an Issuer to participate in any payment or distribution pursuant to this Article Eight, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness of an Issuer held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Eight, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 8.7  Reliance on Judicial Order or Certificate of Liquidating Agent.

     Upon any payment or distribution of assets or securities referred to in this Article Eight, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which bankruptcy, dissolution, winding-up, liquidation or reorganization proceedings are pending, or upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness of an

Issuer and other indebtedness of an Issuer, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Eight.

SECTION 8.8 Trustee's Relation to Senior Indebtedness.

     The Trustee and any Paying Agent shall be entitled to all the rights set forth in this Article Eight with respect to any Senior Indebtedness of an Issuer which may at any time be held by it in its individual or any other capacity to the same extent as any other holder of Senior Indebtedness of an Issuer, and nothing in this Indenture shall deprive the Trustee or any Paying Agent of any of its rights as such holder.

     With respect to the holders of Senior Indebtedness of an Issuer, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Eight, and no implied covenants or obligations with respect to the holders of Senior Indebtedness of an Issuer shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness of an Issuer (except as provided in Section 8.03(b)). The Trustee shall not be liable to any such holders if the Trustee shall in good faith mistakenly pay over or distribute to Holders of Securities or to an Issuer or to any other person cash, property or securities to which any holders of Senior Indebtedness of an Issuer shall be entitled by virtue of this Article Eight or otherwise.

SECTION 8.9 Subordination Rights Not Impaired by Acts or Omissions of the Issuers or Holders of Senior Indebtedness.

     No right of any present or future holders of any Senior Indebtedness of an Issuer to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of an Issuer or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by an Issuer with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with. The provisions of this Article Eight are intended to be for the benefit of, and shall be enforceable directly by, the holders of Senior Indebtedness of the Issuers.

SECTION 8.10 Securityholders Authorize Trustee To Effectuate Subordination of Securities.

     Each Holder of Securities by his acceptance of such Securities authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Eight, and appoints the Trustee his attorney-in-fact for such purposes, including, in the event of any dissolution, winding-up, total liquidation or reorganization of an Issuer (whether in bankruptcy, insolvency, receivership, reorganization or similar proceedings or upon an assignment for the benefit of creditors or otherwise) tending towards liquidation of the business and assets of an Issuer, the filing of a claim for the unpaid balance of its or his Securities in the form required in those proceedings.

SECTION 8.11  This Article Not To Prevent Events of Default.

     The failure to make a payment on account of principal of or interest on the Securities by reason of any provision of this Article Eight shall not be construed as preventing the occurrence of an Event of Default specified in clauses (a), (b) or (c) of Section 6.01.

SECTION 8.12  Trustee's Compensation Not Prejudiced.

     Nothing in this Article Eight shall apply to amounts due to the Trustee pursuant to other sections in this Indenture.


SECTION 8.13  No Waiver of Subordination Provisions.

     Without in any way limiting the generality of Section 8.09, the holders of Senior Indebtedness of an Issuer may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article Eight or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness of an Issuer, do any one or more of the following: (a) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Senior Indebtedness or any instrument evidencing the same or any agreement under which such Senior Indebtedness is outstanding or secured; (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Senior Indebtedness; (c) release any Person liable in any manner for the collection of such Senior Indebtedness; and (d) exercise or refrain from exercising any rights against an Issuer and any other Person.

SECTION 8.14 Subordination Provisions Not Applicable to Money Held in Trust for Securityholders.

     All money and United States Government Obligations deposited in trust with the Trustee pursuant to and in accordance with Article Nine shall be for the sole benefit of the Holders and shall not be subject to this Article Eight.

                                   ARTICLE IX

                             DISCHARGE OF INDENTURE

SECTION 9.1 Termination of Issuers' Obligations.

     Subject to the provisions of Article Eight, the Issuers may terminate their substantive obligations in respect of the Securities by delivering all outstanding Securities to the Trustee for cancellation and paying all sums payable by it on account of principal of and interest on all Securities or otherwise. In addition to the foregoing, subject to the provisions of Article Eight with respect to the creation of the defeasance trust provided for in the following clause (i), the Issuers may, provided that no Default or Event of Default has occurred and is continuing or would arise therefrom (or, with respect to a Default or Event of Default specified in Section 6.01(vii) or
(viii), occurs at any time on or prior to the 123rd calendar day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 123rd day)) and provided that no default under any Senior Indebtedness would result therefrom, terminate their substantive obligations in respect of Article Four (other than Sections 4.01, 4.02, 4.07,
4.09 and 4.11) and Article Five hereof and any Event of Default specified in
Section 6.01 (iii), (iv), (v) or (vi) by (i) depositing with the Trustee, under the terms of an irrevocable trust agreement, money or United States Government Obligations sufficient (without reinvestment) to pay all remaining Indebtedness on the Securities, (ii) delivering to the Trustee either an Opinion of Counsel or a ruling directed to the Trustee from the Internal Revenue Service to the effect that the Holders will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and termination of obligations,
(iii) delivering to the Trustee an Opinion of Counsel to the effect that the Issuers' exercise of the option under this Section 9.01 will not result in any of the Issuers, the Trustee or the trust created by the Issuers' deposit of funds pursuant to this provision becoming or being deemed to be an "investment company" under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and (iv) delivering to the Trustee an Officers' Certificate and an Opinion of Counsel each stating compliance with all conditions precedent provided for herein. In addition, subject to the provisions of Article Eight with respect to the creation of the defeasance trust provided for in the following clause (i), the Issuers may, provided that no Default or Event of Default has occurred and is continuing or would arise therefrom (or, with respect to a Default or Event of Default specified in Section 6.01(vii) or
(viii), occurs at any time on or prior to the 123rd calendar day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 123rd day)) and provided that no default under any Senior Indebtedness would arise therefrom, terminate all of their substantive obligations in respect of the Securities (including its obligations to pay the principal of and interest on the Securities) by (i) depositing with the Trustee, under the terms of an irrevocable trust agreement, money or United States Government Obligations sufficient (without reinvestment) to pay all remaining Indebtedness on the Securities, (ii) delivering to the Trustee either a ruling directed to the Trustee from the Internal Revenue Service to the effect that the Holders of the Securities will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and termination of obligations or an Opinion of Counsel addressed to the Trustee based upon such a ruling or based on a change in the applicable Federal tax law since the date of this Indenture to such effect, (iii) delivering to the Trustee an Opinion of Counsel to the effect that the exercise of the option under this Section 9.01 will not result in any of the Issuers, the Trustee or the trust created by the deposit of funds pursuant to this provision becoming or being deemed to be an "investment company" under the Investment Company Act and (iv) delivering to the Trustee an Officers' Certificate and an Opinion of Counsel each stating compliance with all conditions precedent provided for herein.

     Notwithstanding the foregoing paragraph, the Issuers' obligations in Sections 2.02, 2.03, 2.04, 2.05, 2.06, 2.07, 2.10, 2.12, 2.13 and 4.01 (but not
with respect to termination of substantive obligations pursuant to the third sentence of the foregoing paragraph), 4.02, 7.07, 7.08, 9.03 and 9.04 shall survive until the Securities are no longer outstanding. Thereafter the Issuers' obligations in Sections 7.07, 9.03 and 9.04 shall survive.

     After such delivery or irrevocable deposit and delivery of an Officers' Certificate and Opinion of Counsel, the Trustee upon request shall acknowledge in writing the discharge of the Issuers' obligations under the Securities and this Indenture except for those surviving obligations specified above.

     The Issuers shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the United States Government Obligations deposited pursuant to this Section 9.01 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of outstanding Securities.

SECTION 9.2 Application of Trust Money.


     The Trustee shall hold in trust money or United States Government Obligations deposited with it pursuant to Section 9.01, and shall apply the deposited money and the money from United States Government Obligations in accordance with this Indenture solely to the payment of principal of and interest on the Securities.

SECTION 9.3 Repayment to Issuers.

     Subject to Sections 7.07 and 9.01, the Trustee shall promptly pay to the Issuers upon written request any money held by it which exceeds the amount required to make payments under this Indenture. The Trustee shall pay to the Issuers upon written request any money held by it for the payment of principal or interest that remains unclaimed for two years; provided, however, that the Trustee before being required to make any payment may at the expense of the Issuers cause to be published once in a newspaper of general circulation in The City of New

York or mail to each Holder entitled to such money notice that such money remains unclaimed and that, after a date specified therein which shall be at least 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining shall be repaid to the Issuers. After payment to the Issuers, Securityholders entitled to money must look to the Issuers for payment as general creditors unless an applicable abandoned property law designates another person and all liability of the Trustee or Paying Agent with respect to such money shall thereupon cease.

SECTION 9.4  Reinstatement.

     If the Trustee is unable to apply any money or United States Government Obligations in accordance with Section 9.01 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Issuers' obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 9.01 until such time as the Trustee is permitted to apply all such money or United States Government Obligations in accordance with Section 9.01; provided, however, that if the Issuers have made any payment of interest on or principal of any Securities because of the reinstatement of its obligations, the Issuers shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or United States Government Obligations held by the Trustee.

                                    ARTICLE X

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

SECTION 10.1 Without Consent of Holders.

     The Issuers, Holdings and each Guarantor, when authorized by a resolution of their respective Boards of Directors, and the Trustee may amend or supplement this Indenture or the Securities without notice to or consent of any

Securityholder:

          (a) to cure any ambiguity, defect or inconsistency; provided, however, that such amendment or supplement does not adversely affect the rights of any Holder;

          (b) to effect the assumption by a successor Person of all obligations of the Company under the Securities and this Indenture in connection with any transaction complying with Article Five of this Indenture;

          (c) to provide for uncertificated Securities in addition to or in place of certificated Securities;

          (d) to comply with any requirements of the SEC in order to effect or maintain the qualification of this Indenture under the TIA;

          (e) to make any change that would provide any additional benefit or rights to the Holders;

          (f) to make any other change that does not adversely affect the rights of any Holder under this Indenture;

          (g) to evidence the succession of another Person to any Guarantor and the assumption by any such successor of the covenants of such Guarantor herein and in the Guarantee in connection with any transaction complying with Article Five of this Indenture;

          (h) to add to the covenants of the Company, Holdings or a Guarantor for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company, Holdings or any Guarantor;

          (i) to secure the Securities pursuant to the requirements of Section
     4.18 or otherwise; or

          (j) to reflect the release of a Guarantor from its obligations with respect to its Guarantee or to add a Guarantor, in each case pursuant to the requirements of Section 4.19;

provided, however, that the Issuers delivered to the Trustee an Opinion of Counsel stating that such amendment or supplement complies with the provisions of this Section 10.1.

SECTION 10.2 With Consent of Holders.

     Subject to Section 6.07, the Issuers, Holdings and the Guarantors, when authorized by a resolution of their respective Boards of Directors, and the Trustee may amend or supplement this Indenture or the Securities with the written consent of the Holders of at least a majority in principal amount of the outstanding Securities. Subject to Section 6.07, the Holders of a majority in principal amount of the outstanding Securities may waive compliance by the

Issuers, Holdings or any Guarantor with any provision of this Indenture or the Securities. However, without the consent of each Securityholder affected, an amendment, supplement or waiver, including a waiver pursuant to Section 6.04, may not:

          (a) reduce the rate of or change or have the effect of changing the tie for payment of interest, including defaulted interest, on any Security;

          (b) reduce the principal of or change or have the effect of changing the fixed maturity of any Security, or change the date on which any Security may be subject to redemption or repurchase, or reduce the redemption or repurchase price therefor;

          (c) make any Security payable in money other than that stated in the Security;

          (d) amend, change or modify in any material respect the obligation of the Issuers to make and consummate an Offer to Purchase in the event of a Change of Control or with respect to any Asset Sale that has been consummated or modify any of the provisions or definitions with respect thereto;

          (e) modify any provisions of Section 6.04 (other than to add sections of this Indenture or the Securities subject thereto) or 6.07 or this
     Section 10.02 (other than to add sections of this Indenture or the Securities which may not be amended, supplemented or waived without the consent of each Securityholder affected);

          (f) reduce the percentage of the principal amount of outstanding Securities necessary for amendment to or waiver of compliance with any provision of this Indenture or the Securities or for waiver of any Default;

          (g) waive a Default in the payment of the principal of or interest on or redemption or purchase payment with respect to any Security (except a rescission of acceleration of the Securities by the Holders as provided in
     Section 6.02 and a waiver of the payment default that resulted from such acceleration);

          (h) modify the ranking or priority of the Securities, the Holdings Guarantee or any Guarantee, or modify the definition of Senior Indebtedness, or amend or modify any of the provisions of Article Eight or Article Twelve in any manner adverse to the Holders; or

          (i) release any Guarantor from any of its obligations under its Guarantee or this Indenture otherwise than in accordance with this Indenture.

     It shall not be necessary for the consent of the Holders under this Section
10.02 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

     After an amendment, supplement or waiver under this Section 10.02 becomes effective, the Issuers shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Issuers to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment, supplement or waiver.

SECTION 10.3  Compliance with Trust Indenture Act.

     Every amendment to or supplement of this Indenture or the Securities shall comply with the TIA as then in effect.

SECTION 10.4 Revocation and Effect of Consents.

     Until an amendment or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of that Security or portion of that Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. Subject to the following paragraph, any such Holder or subsequent Holder may revoke the consent as to such Holder's Security or portion of such Security by notice to the Trustee or the Issuers received before the date on which the Trustee receives an Officers' Certificate certifying that the Holders of the requisite principal amount of Securities have consented (and not theretofore revoked such consent) to the amendment, supplement or waiver.

     The Issuers may, but shall not be obligated to, fix a record date for the purpose of determining the Holders of Securities entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then, notwithstanding the last sentence of the immediately preceding paragraph, those persons who were Holders of Securities at such record date (or their duly designated proxies), and only those persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such persons continue to be Holders of such Securities after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

     After an amendment, supplement or waiver becomes effective, it shall bind every Securityholder, unless it makes a change described in any of clauses (a) through (i) of Section 10.02. In that case the amendment, supplement or waiver shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security.

SECTION 10.5 Notation on or Exchange of Securities.

     If an amendment, supplement or waiver changes the terms of a Security, the

Trustee may require the Holder of the Security to deliver it to the Trustee. The

Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Issuers or the Trustee so determine, the Issuers in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or issue a new Security shall not affect the validity and effect of such amendment, supplement or waiver.

SECTION 10.6  Trustee To Sign Amendments, etc.

     The Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of any amendment, supplement or waiver authorized pursuant to this Article Ten is authorized or permitted by this Indenture and that such amendment, supplement or waiver constitutes the legal, valid and binding obligation of the Issuers, Holdings and any Guarantors, enforceable in accordance with its terms (subject to customary exceptions). The Trustee may, but shall not be obligated to, execute any such amendment, supplement or waiver which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise. In signing any amendment, supplement or waiver, the Trustee shall be entitled to receive an indemnity reasonably satisfactory to it.


                                   ARTICLE XI

                                    GUARANTEE

SECTION 11.1 Unconditional Guarantee.

     Holdings and each Guarantor hereby unconditionally, jointly and severally, guarantee to each Holder of a Security authenticated by the Trustee and to the Trustee and its successors and assigns that: the principal of and interest on the Securities will be promptly paid in full when due, subject to any applicable grace period, whether at maturity, by acceleration or otherwise, and interest on the overdue principal and interest on any overdue interest on the Securities and all other obligations of the Issuers to the Holders or the Trustee hereunder or under the Securities will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; subject, however, to the limitations set forth in Section 11.03. Holdings and each Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any provisions hereof or thereof, the recovery of any judgment against the Issuers, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of Holdings or a Guarantor. Holdings and each Guarantor hereby waive diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of an Issuer, any right to require a proceeding first against an Issuer, protest, notice and all demands whatsoever and covenants that the Holdings Guarantee or the Guarantee, as the case may be, will not be discharged except by complete performance of the obligations contained in the

Securities and this Indenture. If any Holder or the Trustee is required by any court or otherwise to return to an Issuer, Holdings, any Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to an Issuer, Holdings or any Guarantor, any amount paid by an Issuer, Holdings or any Guarantor to the Trustee or such Holder, the Holdings Guarantee and each Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Holdings and each Guarantor further agree that, as between each of Holdings or a Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Six for the purpose of the Holdings Guarantee and each Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any acceleration of such obligations as provided in Article Six, such obligations (whether or not due and payable) shall become due and payable by Holdings and each Guarantor for the purpose of the Holdings Guarantee and each Guarantee.

SECTION 11.2  Severability.

     In case any provision of this Article Twelve shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 11.3 Limitation of Guarantor's Liability.

     Holdings and each Guarantor, and by its acceptance hereof each Holder and the Trustee, hereby confirm that it is the intention of all such parties that the Holdings Guarantee and each Guarantee not constitute a fraudulent transfer or conveyance for purposes of title 11 of the United States Code, as amended, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar U.S. Federal or state or other applicable law. To effectuate the foregoing intention, the Holders, Holdings and each Guarantor hereby irrevocably agree that the obligations of Holdings and each Guarantor under the Holdings Guarantee and each Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of Holdings or such Guarantor, as the case may be, and after giving effect to any collections from or payments made by or on behalf of Holdings or any other Guarantor, as the case may be, in respect of the obligations of Holdings or such other Guarantor, as the case may be, pursuant to Section 11.04, result in the obligations of Holdings or such Guarantor not constituting such a fraudulent transfer or conveyance.

SECTION 11.4  Contribution.

     In order to provide for just and equitable contribution among Holdings and the Guarantors, Holdings and the Guarantors agree, inter se, that in the event any payment or distribution is made by Holdings or any Guarantor (a "Funding Guarantor") under the Holdings Guarantee or a Guarantee, as the case may be, such Funding Guarantor shall be entitled to a contribution from Holdings and all other Guarantors in a pro rata amount, based on the net assets of Holdings and each Guarantor (including the Funding Guarantor), determined in accordance with GAAP, subject to Section 11.03, for all payments, damages and expenses incurred by such Funding Guarantor in discharging the Issuers' obligations with respect to the Securities or Holdings or any other Guarantor's obligations under the Holdings Guarantee or a Guarantee, as the case may be.

SECTION 11.5 Execution of Guarantee.

     To further evidence the Holdings Guarantee and each Guarantee to the Holders, each of Holdings and the Guarantors hereby agree to execute a guarantee to be endorsed on each Security ordered to be authenticated and delivered by the Trustee. Holdings and each Guarantor hereby agree that its guarantee set forth in Section 11.01 shall remain in full force and effect notwithstanding any failure to endorse on each Security a guarantee. Each such guarantee shall be signed on behalf of Holdings and each Guarantor by its Chairman of the Board, its President or one of its Vice Presidents prior to the authentication of the Security on which it is endorsed, and the delivery of such Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of such guarantee on behalf of Holdings or such Guarantor. Such signature upon the guarantee may be manual or facsimile signature of such officer and may be imprinted or otherwise reproduced on the guarantee, and in case such officer who shall have signed the guarantee shall cease to be such officer before the Security on which such guarantee is endorsed shall have been authenticated and delivered by the Trustee or disposed of by the Issuers, such Security nevertheless may be authenticated and delivered or disposed of as though the Person who signed the guarantee had not ceased to be such officer of Holdings or such Guarantor.

SECTION 11.6 Subordination of Subrogation and Other Rights.

     Holdings and each Guarantor hereby agree that any claim against an Issuer that arises from the payment, performance or enforcement of such Guarantor's obligations under the Holdings Guarantee or a Guarantee or this Indenture, including, without limitation, any right of subrogation, shall be subject and subordinate to, and no payment with respect to any such claim of Holdings or such Guarantor shall be made before, the payment in full in cash of all outstanding Securities in accordance with the provisions provided therefor in this Indenture.

                                   ARTICLE XII

                           SUBORDINATION OF GUARANTEE

SECTION 12.1  Guarantee Obligations Subordinated to Senior Indebtedness.

     Holdings and each Guarantor covenants and agrees, and the Trustee and each Holder of the Securities by his acceptance thereof likewise covenant and agree, that the Holdings Guarantee and each Guarantee shall be issued subject to the provisions of this Article Twelve; and each person holding any Security, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees that all payments of the principal of and interest on the Securities pursuant to the Holdings Guarantee and each Guarantee made by or on behalf of Holdings or any Guarantor shall, to the extent and in the manner set forth in this Article Twelve, be subordinated and junior in right of payment to the prior payment in full in cash or Cash Equivalents of all amounts payable under Senior Indebtedness of Holdings or such Guarantor.

SECTION 12.2 No Payment in Certain Circumstances; Payment Over of Proceeds upon Dissolution, etc.

     (a) Upon any payment or distribution of assets of Holdings or a Guarantor of any kind or character, whether in cash, property or securities, to creditors upon any liquidation, dissolution, winding up, reorganization, assignment for the benefit of creditors or marshaling of assets of Holdings or a Guarantor or in a bankruptcy, reorganization, insolvency, receivership or other similar proceeding relating to Holdings or a Guarantor or their respective property, whether voluntary or involuntary, all Obligations due or to become due upon all Senior Indebtedness shall first be paid in full in cash or Cash Equivalents, or such payment duly provided for to the satisfaction of the holders of Senior Indebtedness, before any payment or distribution of any kind or character is made by or on behalf of Holdings or such Guarantor, as the case may be, on account of any Obligations on the Holdings Guarantee or the Guarantee of such Guarantor, as the case may be, or for the acquisition of any of the Securities for cash or property or otherwise (except that holders of the Securities may receive Permitted Junior Securities or Defeasance Trust Payments). Before any payment may be made by, or on behalf of, Holdings or any Guarantor of the principal of, premium, if any, or interest on the Securities upon any such dissolution or winding-up or total liquidation or reorganization, any payment or distribution of assets or securities of Holdings or such Guarantor, as the case may be, of any kind or character, whether in cash, property or securities, to which the Holders of the Securities or the Trustee on their behalf would be entitled, but for the subordination provisions of this Indenture, shall be made by Holdings or such Guarantor, as the case may be, or by any receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, directly to the holders of the Senior Indebtedness of Holdings or such Guarantor, as the case may be, (pro rata to such holders on the basis of the respective amounts of such Senior Indebtedness held by such holders) or their representatives or to the trustee or trustees or agent or agents under any agreement or indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all such Senior Indebtedness in full in cash after giving effect to any prior or concurrent payment, distribution or provision therefor to or for the holders of such Senior Indebtedness.

     (b) In the event that, notwithstanding the foregoing provision prohibiting such payment or distribution, any payment or distribution of assets or securities of Holdings or any Guarantor of any kind or character, whether in cash, property or securities, shall be received by the Trustee or any Holder of Securities at a time when such payment or distribution is prohibited by Section 12.02(a) and before all obligations in respect of the Senior Indebtedness of Holdings or such Guarantor, as the case may be, are paid in full in cash or Cash Equivalents, such payment or distribution shall be received and held in trust for the benefit of, and shall be paid over or delivered to, the holders of such Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of such Senior Indebtedness held by such holders) or their respective representatives, or to the trustee or trustees or agent or agents under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of such Senior Indebtedness remaining unpaid until all such Senior Indebtedness has been paid in full in cash or Cash Equivalents after giving effect to any prior or concurrent payment, distribution or provision therefor to or for the holders of such Senior Indebtedness.

     The consolidation of any Guarantor with, or the merger of any Guarantor with or into, another corporation or the liquidation or dissolution of any Guarantor following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided in Article Five shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 12.02 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Five.

     If any default occurs and is continuing in the payment when due, whether at maturity, upon any redemption, by acceleration or otherwise, of any principal of, interest on, unpaid drawings for letters of credit issued in respect of, or regularly accruing fees with respect to, any Senior Indebtedness, no payment of any kind or character shall be made by or on behalf of Holdings or a Guarantor or any other Person on its behalf with respect to any Obligations on the Holdings Guarantee or the Guarantee of such Guarantor or to acquire any of the Securities for cash or property or otherwise (except that holders of the Securities may receive Defeasance Trust Payments).

     In addition, if any other event of default occurs and is continuing with respect to any Designated Senior Indebtedness, as such event of default is defined in the instrument creating or evidencing such Designated Senior Indebtedness, permitting the holders of such Designated Senior Indebtedness then outstanding to accelerate the maturity thereof and if the Representative for the respective issue of Designated Senior Indebtedness gives a Payment Blockage Notice to the Trustee, then, unless and until all events of default have been cured or waived or have ceased to exist or the Trustee receives notice from the Representative for the respective issue of Designated Senior Indebtedness terminating the Payment Blockage Period, during the Payment Blockage Period, neither Holdings nor a Guarantor, nor any other Person on either Holdings' or a Guarantor's behalf, shall (x) make any payment of any kind or character with respect to any Obligations on the Holdings Guarantee or the Guarantee of such Guarantor or (y) acquire any of the Securities for cash or property or otherwise (except that holders of the Securities may receive Defeasance Trust Payments).

     Notwithstanding anything herein to the contrary, in no event will a Payment Blockage Period extend beyond 180 days from the date the Payment Blockage Notice is delivered and only one such Payment Blockage Period may be commenced within any 360 consecutive days. No event of default which existed or was continuing on the date of the commencement of any Payment Blockage Period with respect to the Designated Senior Indebtedness shall be, or be made, the basis for commencement of a second Payment Blockage Period by the Representative of such Designated Senior Indebtedness whether or not within a period of 360 consecutive days, unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days (it being acknowledged that any subsequent action, or any breach of any financial covenants for a period commencing after the date of commencement of such Payment Blockage Period that, in either case, would give rise to an event of default pursuant to any provisions under which an event of default previously existed or was continuing shall constitute a new event of default for this purpose).

SECTION 12.3  Subrogation.

     Upon the payment in full in cash or Cash Equivalents of all Senior Indebtedness of Holdings or a Guarantor, or provision for payment, the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities of Holdings or such Guarantor, as the case may be, made on such Senior Indebtedness until the principal of and interest on the Securities shall be paid in full in cash or Cash Equivalents; and, for the purposes of such subrogation, no payments or distributions to the holders of such Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee on their behalf would be entitled except for the provisions of this Article Twelve, and no payment over pursuant to the provisions of this Article Twelve to the holders of such Senior Indebtedness by Holders of the Securities or the

Trustee on their behalf shall, as between Holdings or such Guarantor, its creditors other than holders of such Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment by Holdings or such Guarantor, as the case may be, to or on account of such Senior Indebtedness. It is understood that the provisions of this Article Twelve are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of Senior Indebtedness of Holdings or each Guarantor, as the case may be, on the other hand.

     If any payment or distribution to which the Holders of the Securities would otherwise have been entitled but for the provisions of this Article Twelve shall have been applied, pursuant to the provisions of this Article Twelve, to the payment of all amounts payable under Senior Indebtedness of Holdings or a Guarantor, then and in such case, the Holders of the Securities shall be entitled to receive from the holders of such Senior Indebtedness any payments or distributions received by such holders of Senior Indebtedness in excess of the amount required to make payment in full in cash of such Senior Indebtedness.

SECTION 12.4 Obligations of Guarantors Unconditional.

     Subject to Sections 11.03 and 8.02, nothing contained in this Article Twelve or elsewhere in this Indenture or in the Securities or the Holdings Guarantee or the Guarantees is intended to or shall impair, as among Holdings and each of the Guarantors and the Holders of the Securities, the obligation of Holdings and each Guarantor, which is absolute and unconditional, to pay to the Holders of the Securities the principal of and interest on the Securities as and when the same shall become due and payable in accordance with the terms of the Holdings Guarantee or the Guarantee of such Guarantor, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of any Holdings or Guarantor other than the holders of Senior Indebtedness of Holdings or such Guarantor, as the case may be, nor shall anything herein or therein prevent the Holder of any Security or the Trustee on their behalf from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Twelve of the holders of Senior Indebtedness in respect of cash, property or securities of Holdings or any Guarantor received upon the exercise of any such remedy.

     Without limiting the generality of the foregoing, nothing contained in this Article Twelve shall restrict the right of the Trustee or the Holders of Securities to take any action to declare the Securities to be due and payable prior to their stated maturity pursuant to Section 6.01 or to pursue any rights or remedies hereunder; provided, however, that all Senior Indebtedness of Holdings or any Guarantor then due and payable shall first be paid in full in cash or Cash Equivalents before the Holders of the Securities or the Trustee are entitled to receive any direct or indirect payment from Holdings or such Guarantor, as the case may be, of principal of or interest on the Securities pursuant to the Holdings Guarantee or the Guarantee, as the case may be.

SECTION 12.5 Notice to Trustee.

     The Issuers shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities pursuant to the provisions of this Article Twelve. The Trustee shall not be charged with knowledge of the existence of any event of default with respect to any Senior Indebtedness of Holdings or a Guarantor or of any other facts which would prohibit the making of any payment to or by the Trustee unless and until the Trustee shall have received notice in writing at its Corporate Trust Office to that effect signed by an Officer of an Issuer, or by a holder of Senior Indebtedness of Holdings or a Guarantor or trustee or agent therefor; and prior to the receipt of any such written notice, the Trustee shall, subject to Article Seven, be entitled to assume that no such facts exist. Nothing contained in this Section 12.05 shall limit the right of the holders of Senior Indebtedness of Holdings or a Guarantor to recover payments as contemplated by Section 12.03. The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself or itself to be a holder of any Senior Indebtedness of Holdings or a Guarantor (or a trustee on behalf of, or other representative of, such holder) to establish that such notice has been given by a holder of such Senior Indebtedness or a trustee or representative on behalf of any such holder.

     In the event that the Trustee determines in good faith that any evidence is required with respect to the right of any Person as a holder of Senior Indebtedness of Holdings or a Guarantor to participate in any payment or distribution pursuant to this Article Twelve, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Twelve, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 12.6  Reliance on Judicial Order or Certificate of Liquidating Agent.

     Upon any payment or distribution of assets or securities of Holdings or a Guarantor referred to in this Article Twelve, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which bankruptcy, dissolution, winding-up, liquidation or reorganization proceedings are pending, or upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of Senior Indebtedness of Holdings or of such Guarantor and other indebtedness of Holdings or such Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Twelve.

SECTION 12.7  Trustee's Relation to Guarantor Senior Indebtedness.

     The Trustee and any Paying Agent shall be entitled to all the rights set forth in this Article Twelve with respect to any Senior Indebtedness of Holdings or a Guarantor which may at any time be held by them in their individual or any other capacity to the same extent as any other holder of Senior Indebtedness of Holdings or a Guarantor, and nothing in this Indenture shall deprive the Trustee or any Paying Agent of any of its rights as such holder.

     With respect to the holders of Senior Indebtedness of Holdings or a Guarantor, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Twelve, and no implied covenants or obligations with respect to the holders of such Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness of Holdings or a Guarantor (except as provided in Section 12.02(b)). The Trustee shall not be liable to any such holders if the Trustee shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Issuers or to any other person cash, property or securities to which any holders of Guarantor Senior Indebtedness shall be entitled by virtue of this Article Twelve or otherwise.

SECTION 12.8 Subordination Rights Not Impaired by Acts or Omissions of Holdings, the Guarantors or Holders of Senior Indebtedness.

     No right of any present or future holders of any Senior Indebtedness of Holdings or a Guarantor to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of Holdings or any Guarantor or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by Holdings or any Guarantor with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with. The provisions of this Article Twelve are intended to be for the benefit of, and shall be enforceable directly by, the holders of Senior Indebtedness of Holdings or a Guarantor.

SECTION 12.9 Securityholders Authorize Trustee To Effectuate Subordination of Guarantee.

     Each Holder of Securities by his acceptance of such Securities authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Twelve, and appoints the Trustee his attorney-in-fact for such purposes, including, in the event of any dissolution, winding-up, total liquidation or reorganization of Holdings or any Guarantor (whether in bankruptcy, insolvency, receivership, reorganization or similar proceedings or upon an assignment for the benefit of creditors or otherwise) tending towards liquidation of the business and assets of Holdings or such Guarantor, the filing of a claim for the unpaid balance of its or his Securities in the form required in those proceedings.

SECTION 12.10  This Article Not To Prevent Events of Default.

     The failure to make a payment on account of principal of or interest on the Securities by reason of any provision of this Article Twelve shall not be construed as preventing the occurrence of an Event of Default.

SECTION 12.11  Trustee's Compensation Not Prejudiced.

     Nothing in this Article Twelve shall apply to amounts due to the Trustee pursuant to other sections in this Indenture.

SECTION 12.12  No Waiver of Guarantee Subordination Provisions.

     Without in any way limiting the generality of Section 12.08, the holders of Senior Indebtedness of Holdings or a Guarantor may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article Twelve or the obligations hereunder of the Holders of the Securities to the holders of such Senior Indebtedness, do any one or more of the following: (a) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Senior Indebtedness or any instrument evidencing the same or any agreement under which such Senior Indebtedness is outstanding or secured; (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Senior Indebtedness; (c) release any Person liable in any manner for the collection of such Senior Indebtedness; and (d) exercise or refrain from exercising any rights against any Guarantor and any other Person.

                                  ARTICLE XIII


                                  MISCELLANEOUS

SECTION 13.1  Trust Indenture Act Controls.

     This Indenture is subject to the provisions of the TIA that are required to be a part of this Indenture, and shall, to the extent applicable, be governed by such provisions. If any provision of this Indenture modifies any TIA provision that may be so modified, such TIA provision shall be deemed to apply to this Indenture as so modified. If any provision of this Indenture excludes any TIA provision that may be so excluded, such TIA provision shall be excluded from this Indenture.

     The provisions of TIA ss.ss. 310 through 317 that impose duties on any Person (including the provisions automatically deemed included unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

SECTION 13.2  Notices.

     Any notice or communication shall be sufficiently given if in writing and delivered in person, by facsimile and confirmed by overnight courier, or mailed by first-class mail addressed as follows:

     if to Graham Packaging Company, GPC Capital Corp. I or Graham Packaging Holdings Company:

     1110 East Princess Street
     York, Pennsylvania  17403

     Attention:  Chief Executive Officer

     Facsimile:  (717) 849-8541
     Telephone:  (717) 849-8500

     with copies to:

     The Blackstone Group
     345 Park Avenue
     New York, New York  10154

     Attention:  Howard A. Lipson, Senior Managing Director

     Facsimile:  (212) 754-8703
     Telephone:  (212) 935-2626 or (212) 836-8703

     Simpson Thacher & Bartlett

     425 Lexington Avenue
     New York, New York  10017-3954


     Attention:  Wilson S. Neely, Esq.

     Facsimile:  (212) 455-2502
     Telephone:  (212) 455-2000 or (212) 455-7063

     if to the Trustee:

     United States Trust Company of New York
     114 West 47th Street
     New York, New York  10036

     Attention:  Corporate Trust Division

     Facsimile:   (212) 857-1625
     Telephone:  (212) 852-1673

     Each party by notice to the others may designate additional or different addresses for subsequent notices or communications.

     Any notice or communication mailed, first-class, postage prepaid, to a Holder including any notice delivered in connection with TIA ss. 310(b), TIA ss. 313(c), TIA ss. 314(a) and TIA ss. 315(b), shall be mailed to him at his address as set forth on the Security Register and shall be sufficiently given to him if so mailed within the time prescribed. To the extent required by the TIA, any notice or communication shall also be mailed to any Person described in TIA ss. 313(c).

     Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. Except for a notice to the Trustee, which is deemed given only when received, if a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

SECTION 13.3 Communications by Holders with Other Holders.

     Securityholders may communicate pursuant to TIA ss. 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Issuers, the Trustee, the Registrar and any other person shall have the protection of TIA ss. 312(c).

SECTION 13.4 Certificate and Opinion as to Conditions Precedent.

     Upon any request or application by the Issuers to the Trustee to take or refrain from taking any action under this Indenture after the date hereof, the Issuers shall furnish to the Trustee at the request of the Trustee:

          (1) an Officers' Certificate in form and substance satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

          (2) an Opinion of Counsel in form and substance satisfactory to the

     Trustee stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

SECTION 13.5 Statements Required in Certificate or Opinion.

     Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (1) a statement that the person making such certificate or opinion has read such covenant or condition;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with; provided, however, that with respect to matters of fact an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

SECTION 13.6  Rules by Trustee, Paying Agent, Registrar.

     The Trustee may make reasonable rules for action by or at a meeting of Securityholders. The Paying Agent or Registrar may make reasonable rules for its functions.

SECTION 13.7 Governing Law.

     The laws of the State of New York shall govern this Indenture, the Securities, the Holdings Guarantee and each Guarantee without regard to principles of conflicts of law.

SECTION 13.8  No Recourse Against Others.

     A director, officer, employee or stockholder, as such, of an Issuer, Holdings or any Guarantor shall not have any liability for any obligations of an Issuer, Holdings or any Guarantor under the Securities, the Holdings Guarantee, any Guarantee or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. All obligations under this Indenture, the Securities and the Holdings Guarantee shall be expressly non-recourse to the partners of the Company (other than Holdings as expressly provided herein) and the partners of Holdings in their capacities as such; the partners (other than Holdings as expressly provided herein) shall not be liable for any claim based on, in respect of or by reason of such obligations or their creation or bear any costs or expenses in connection with this Indenture, the issuance and sale of the Securities or any transactions contemplated hereby or thereby, and each Securityholder by accepting a Security waives and releases any such obligations and liability.

SECTION 13.9  Successors.

     All agreements of a party to this Indenture contained in this Indenture shall bind such party's successors. In the event of a transfer of all or substantially all of the Company's assets and liabilities to CapCo I in connection with an IPO Reorganization, CapCo I shall be deemed the successor to the Company and the Company shall be discharged and released from all further obligations under this Indenture and the Securities subject to CapCo I's compliance with Section 5.01(a)(ii) above.

SECTION 13.10 Counterpart Originals.

     The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

SECTION 13.11  Severability.

     In case any provision in this Indenture, in the Securities or in the Holdings Guarantee or a Guarantee shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against any party hereto.

SECTION 13.12  No Adverse Interpretation of Other Agreements.

     This Indenture may not be used to interpret another indenture, loan or debt agreement. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 13.13 Legal Holidays.

     If a payment date is a not a Business Day at a place of payment, payment may be made at that place on the next succeeding Business Day, and no interest shall accrue for the intervening period.

                            [Signature Pages Follow]

                                   SIGNATURES

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first written above.


                                        GRAHAM PACKAGING COMPANY

                                        By:   GPC OPCO GP LLC,
                                                its General Partner

                                        By: /s/ John E. Hamilton
                                            -----------------------------------
                                            Name:  John E. Hamilton
                                            Title: Vice President, Finance
                                                     and Administration,
                                                     Treasurer and Secretary

                                        GRAHAM CAPITAL CORP. I

                                        By: /s/ John E. Hamilton
                                            -----------------------------------
                                            Name:  John E. Hamilton
                                            Title: Vice President, Secretary
                                                     and Assistant Treasurer

                                        GRAHAM PACKAGING HOLDINGS
                                          COMPANY

                                        By:   BCP/Graham Holdings L.L.C.,
                                               its General Partner


                                        By: /s/ Frank Nico
                                            -----------------------------------
                                            Name:  Frank Nico
                                            Title: Assistant Treasurer and
                                                     Assistant Secretary

                                        UNITED STATES TRUST COMPANY OF
                                          NEW YORK,
                                          as Trustee


                                        By: /s/ Gerard F. Ganey
                                            -----------------------------------
                                            Name:  Gerard F. Ganey
                                            Title: Senior Vice President

                                                                     EXHIBIT A-1

                     [FORM OF SERIES A FIXED RATE SECURITY]

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

     THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH AN ISSUER OR ANY AFFILIATE OF AN ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO AN ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1),
(2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000 FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO AN ISSUER'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN THE CASE OF THE FOREGOING CLAUSE (E), A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE ISSUER AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                                    A-1-1

                            GRAHAM PACKAGING COMPANY
                               GPC CAPITAL CORP. I
                         8 3/4% Senior Subordinated Note
                               due 2008, Series A

                                                                CUSIP No.:[____]
No. [_________]                                                       $[_______]


     GRAHAM PACKAGING COMPANY, a Delaware limited partnership (the "Company", which term includes any successor), and GPC CAPITAL CORP. I, a Delaware corporation ("CapCo I", which term includes any successor, and, together with the Company, the "Issuers"), for value received jointly and severally promise to pay to [ ] or registered assigns, the principal sum of [ ] Dollars, on January 15, 2008.

     Interest Payment Dates: January 15 and July 15, commencing on July 15,
1998.

     Interest Record Dates: January 1 and July 1.

     Reference is made to the further provisions of this Security contained herein, which will for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, each Issuer has caused this Security to be signed manually or by facsimile by its duly authorized officers.


                                        GRAHAM PACKAGING COMPANY

                                        By:   GPC Opco GP LLC,
                                                its general partner

                                        By:
                                           ------------------------------------
                                              Name:
                                              Title:

                                        By:
                                           ------------------------------------
                                              Name:
                                              Title:


                                        GPC CAPITAL CORP. I

                                        By:
                                            -----------------------------------
                                              Name:
                                              Title:


                                    A-1-2

                                        By:
                                           ------------------------------------
                                              Name:
                                              Title:

Dated: [__________]


                                    A-1-3

                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

     This is one of the 8 3/4% Senior Subordinated Notes due 2008, Series A, described in the within-mentioned Indenture.

Dated: [__________]

                                        UNITED STATES TRUST COMPANY OF NEW
                                        YORK, as Trustee

                                        By:
                                           -------------------------------------
                                              Authorized Signatory

                                    A-1-4

                              (REVERSE OF SECURITY)

                            GRAHAM PACKAGING COMPANY
                               GPC CAPITAL CORP. I


                         8 3/4% Senior Subordinated Note
                               due 2008, Series A

1. Interest.

            GRAHAM PACKAGING COMPANY, a Delaware limited partnership (the "Company"), and GPC CAPITAL CORP. I, a Delaware corporation ("Cap Co. I" and, together with the Company, the "Issuers"), jointly and severally promise to pay interest on the principal amount of this Security at the rate per annum shown above. Cash interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from February 2, 1998. The Issuers will pay interest semi-annually in arrears on each Interest Payment Date, commencing July 15, 1998. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     In addition, the Issuers shall pay interest on overdue principal and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from time to time on demand, in each case at the rate borne by this Security.

2. Method of Payment.

     The Issuers shall pay interest on the Securities (except defaulted interest) to the persons who are the registered Holders at the close of business on the Interest Record Date immediately preceding the Interest Payment Date even if the Securities are cancelled on registration of transfer or registration of exchange after such Interest Record Date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Issuers shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Issuers may pay principal and interest by wire transfer of Federal funds (provided that the Paying Agent shall have received wire instructions on or prior to the relevant Interest Record Date), or interest by check payable in such U.S. Legal Tender. The Issuers may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

3. Paying Agent and Registrar.

     Initially, United States Trust Company of New York (the "Trustee") will act as Paying Agent and Registrar. The Issuers may change any Paying Agent or Registrar without notice to the Holders. The Issuers may, subject to certain exceptions, act as Registrar.


4. Indenture and Guarantees.

     The Issuers issued the Securities under an Indenture, dated as of February 2, 1998

                                    A-1-5

(the "Indenture"), by and among the Issuers, Graham Packaging Holdings
Company and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. This Security is one of a duly authorized issue of Securities of the Issuers designated as their 8 3/4% Senior Subordinated Notes due 2008, Series A, issued under the Indenture The aggregate principal amount of Securities which may be issued under the Indenture is limited (except as otherwise provided in the Indenture) to $325,000,000. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S.C. ss.ss. 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture (except as otherwise indicated in the Indenture) until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and holders of Securities are referred to the Indenture and the TIA for a statement of them. The Securities are unsecured obligations of the Issuers. The Securities are subordinated in right of payment to all Senior Indebtedness of the Issuers to the extent and in the manner provided in the Indenture. Each Holder of a Security, by accepting a Security, agrees to such subordination, authorizes the Trustee to give effect to such subordination and appoints the Trustee as attorney-in-fact for such purpose. Nothing contained in the Indenture or in any Securities or Holdings Guarantee shall require Holdings to preserve its existence, and Holdings may be dissolved at any time (whether in connection with a Holdings IPO Reorganization or otherwise). The Securities will rank pari passu in right of payment with any future senior subordinated indebtedness of the Issuers and will rank senior in right of payment to any other subordinated obligations of the Issuers.

5. Optional Redemption.

     The Fixed Rate Securities will be redeemable at the option of the Issuers, in whole or in part, at any time on or after January 15, 2003, at the redemption prices (expressed as a percentage of principal amount) set forth below, plus accrued and unpaid interest thereon, if any, to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the twelve-month period beginning on January 15, of the years indicated below:

                                            Redemption
               Year                         Price
               ----                         ----------
               2003                         104.375%
               2004                         102.917%
               2005                         101.458%
               2006 and thereafter          100.000%

6. Optional Redemption upon Equity Offerings.

     In addition, at any time and from time to time on or prior to January 15, 2001, the Issuers may, at their option, use the net cash proceeds of one or more Equity Offerings by the Company (or by Holdings to the extent such proceeds are contributed to the Company) to redeem up to 40% of the aggregate principal amount of the Fixed Rate Securities originally issued at a redemption price in cash equal to 108.750% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, to the date of redemption (subject to the right of Holders of record

                                    A-1-6
on the relevant record date to receive interest due on the relevant interest payment date); provided, however, that at least 60% of the aggregate principal amount of the Fixed Rate Securities originally issued must remain outstanding immediately after giving effect to each such redemption (excluding any Fixed Rate Securities held by an Issuer or any of its Affiliates). In order to effect the foregoing redemption with the proceeds of any Equity Offering, the Issuers shall make such redemption not more than 120 days after the consummation of any such Equity Offering.

7. Notice of Redemption.

     Notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at its registered address. The Trustee may select for redemption portions of the principal amount of Securities that have denominations equal to or larger than $1,000 principal amount. Securities and portions of them the Trustee so selects shall be in amounts of $1,000 principal amount or integral multiples thereof.

     If any Security is to be redeemed in part only, the notice of redemption that relates to such Security shall state the portion of the principal amount thereof to be redeemed. A new Security in a principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Security. On and after the Redemption Date, interest will cease to accrue on Securities or portions thereof called for redemption so long as the Issuers have deposited with the Paying Agent for the Securities funds in satisfaction of the redemption price pursuant to the Indenture and the Paying Agent is not prohibited from paying such funds to the Holders pursuant to the terms of the Indenture.

8. Change of Control Offer.

     Following the occurrence of a Change of Control (the date of such occurrence being the "Change of Control Date"), the Issuers shall, within 30 days after the Change of Control Date, make an Offer to Purchase all Securities then outstanding at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to the Purchase Date (subject to the right of Holders of record on the relevant Interest Record Date to receive interest due on the relevant Interest Payment
Date).

9. Limitation on Disposition of Assets.

     The Issuers are, subject to certain conditions, obligated to make an Offer to Purchase Securities at a purchase price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, to the Purchase Date (subject to the right of Holders of record on the Interest Relevant Record Date to receive interest due on the relevant Interest Payment Date) with the excess proceeds of certain asset dispositions.

                                    B-1-6

10. Denominations; Transfer; Exchange.

     The Securities are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. A Holder shall register the transfer of or exchange of Securities

                                    A-1-7
in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange of any Securities or portions thereof selected for redemption, except the unredeemed portion of any security being redeemed in part.

11. Persons Deemed Owners.

     The registered Holder of a Security shall be treated as the owner of it for all purposes.

12. Unclaimed Funds.

     If funds for the payment of principal or interest remain unclaimed for two years, the Trustee and the Paying Agent will repay the funds to the Issuers at their written request. After that, all liability of the Trustee and such Paying Agent with respect to such funds shall cease.

13. Legal Defeasance and Covenant Defeasance.

     The Issuers may be discharged from their obligations under the Indenture and the Securities, except for certain provisions thereof, and may be discharged from obligations to comply with certain covenants contained in the Indenture and the Securities, in each case upon satisfaction of certain conditions specified in the Indenture.

14. Amendment; Supplement; Waiver.

     Subject to certain exceptions, the Indenture and the Securities may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default or compliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Securities to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Securities in addition to or in place of certificated Securities or comply with any requirements of the SEC in connection with the qualification of the Indenture under the TIA, or make any other change that does not materially adversely affect the rights of any Holder of a Security.

15. Restrictive Covenants.

     The Indenture contains certain covenants that, among other things, limit the ability of the Company and the Restricted Subsidiaries to make restricted payments, to incur indebtedness, to create liens, to sell assets, to permit restrictions on dividends and other payments by Restricted Subsidiaries to the Company, to consolidate, merge or sell all or substantially all of its assets or to engage in transactions with affiliates or certain other related persons. The limitations are subject to a number of important qualifications and exceptions.

The Issuers must report quarterly to the Trustee on compliance with such limitations.

                                    A-1-8

16. Defaults and Remedies.

     If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Securities then outstanding may declare all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Securities unless it has received indemnity satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of certain continuing Defaults or Events of Default if it determines that withholding notice is in their interest.

17. Trustee Dealings with Company.

     The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Issuers or their respective Affiliates as if it were not the Trustee.

18. No Recourse Against Others.

     No stockholder, director, officer, employee or incorporator, as such, of the Issuers, Holdings or any Guarantor shall have any liability for any obligation of the Issuers, Holdings or any Guarantor under the Securities, the Holdings Guarantee, the Guarantee of such Guarantor or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities. All obligations under the Indenture, the Initial Securities, the Private Exchange Securities, the Unrestricted Securities and the Holdings Guarantee (which term includes Holdings' guarantee of the obligations of the Issuers under the Indenture, the Initial Securities, the Private Exchange Securities and the Unrestricted Securities) shall be expressly non-recourse to the partners of Holdings in their capacities as such, and by purchasing the Securities, each holder of Securities waives any such liability of any partner of Holdings under the Indenture, the Initial Securities, the Private Exchange Securities, the Unrestricted Securities and the Holdings Guarantee. The partners of Holdings shall not be liable for any claim based on, in respect of or by reason of such obligations or their creation or bear any costs or expenses in connection with the Indenture, the Initial Securities, the Private Exchange Securities, the Unrestricted Securities or the Holdings Guarantee or any transaction contemplated thereby.

19. Authentication.

     This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

20. Abbreviations and Defined Terms.

     Customary abbreviations may be used in the name of a Holder of a Security or

                                    A-1-9
an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors
Act).

21. CUSIP Numbers.

     Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuers have caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

22. Registration Rights.

     Pursuant to the Registration Rights Agreement, the Issuers will be obligated upon the occurrence of certain events to consummate an exchange offer pursuant to which the Holder of this Security shall have the right to exchange this Security for an 8 3/4% Senior Subordinated Note due 2008, Series B, of the Issuers which has been registered under the Securities Act, in like principal amount and having terms identical in all material respects to the Initial Fixed Rate Securities. The Holders shall be entitled to receive certain additional interest payments in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement.

23. Governing Law.

     The laws of the State of New York shall govern the Indenture, this Security, the Holdings Guarantee and any Guarantee without regard to principles of conflicts of laws.

24. One Class of Securities.

     The Fixed Rate Securities and the Floating Rate Securities are treated as one class of securities under the Indenture.

                                    A-1-10

                     [FORM OF HOLDINGS GUARANTEE/GUARANTEE]


                          SENIOR SUBORDINATED GUARANTEE

     [Holdings] [The Guarantor] (as defined in the Indenture referred to in the Security upon which this notation is endorsed) hereby unconditionally guarantees on a senior subordinated basis (such guaranty being referred to herein as the "[Holdings] Guarantee") the due and punctual payment of the principal of, premium, if any, and interest on the Securities, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal, premium and interest on the Securities, and the due and punctual performance of all other obligations of the Issuers to the Holders or the Trustee, all in accordance with the terms set forth in Article Eleven of the Indenture.

     The obligations of [Holdings] [the Guarantor] to the Holders of Securities and to the Trustee pursuant to the [Holdings] Guarantee and the Indenture are expressly set forth, and are expressly subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness (as defined in the Indenture) of [Holdings] [such Guarantor], to the extent and in the manner provided in Article Eleven and Article Twelve of the Indenture, and reference is hereby made to such Indenture for the precise terms of the [Holdings] Guarantee therein made.

     This Holdings Guarantee will rank pari passu in right of payment with any future senior subordinated indebtedness of Holdings and will rank senior in right of payment to any other future subordinated obligations of Holdings.

     This [Holdings] Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which this [Holdings] Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

     Nothing contained in the Indenture or in any Securities or Holdings Guarantee shall require Holdings to preserve its existence, and Holdings may be dissolved at any time (whether in connection with a Holdings IPO Reorganization or otherwise).

     All obligations under [this Holdings Guarantee and under] the Indenture, the Initial Securities, the Private Exchange Securities and the Unrestricted Securities shall be expressly non-recourse to the partners of Holdings in their capacities as such, and by purchasing the Securities guaranteed hereby, each holder of Securities waives any such liability of any partner of Holdings under the Indenture, the Initial Securities, the Private Exchange Securities, the Unrestricted Securities or the Holdings Guarantee. The partners of Holdings shall not be liable for any claim based on, in respect of or by reason of such obligations or their creation or bear any costs or expenses in connection with this Holdings Guarantee or the Indenture, the Initial securities, the Private Exchange Securities or the Unrestricted Securities or any transaction contemplated thereby. Nothing contained in the Indenture or in any Securities or Holdings Guarantee shall require Holdings to preserve its existence, and Holdings may be dissolved at any time (whether in connection with a Holdings IPO Reorganization or otherwise).

     This [Holdings] Guarantee shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.

     This [Holdings] Guarantee is subject to release upon the terms set forth in the Indenture.

                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:

                                 ASSIGNMENT FORM


I or we assign and transfer this Security to

--------------------------------------------------------------------------------
(Print or type name, address and zip code of assignee or transferee)


--------------------------------------------------------------------------------
(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint agent to transfer this Security on the books of the Issuers. The agent may substitute another to act for him.

Dated:                        Signed:
      --------------                 -------------------------------------------
                                        (Signed exactly as name appears
                                        on the other side of this Security)


                              Signature Guarantee:
                                                  ------------------------------

Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

                       OPTION OF HOLDER TO ELECT PURCHASE


     If you want to elect to have this Security purchased by the Issuers pursuant to Section 4.05 or Section 4.14 of the Indenture, check the appropriate box:

Section 4.05 [      ]

Section 4.14 [      ]

     If you want to elect to have only part of this Security purchased by the Issuers pursuant to Section 4.05 or Section 4.14 of the Indenture, state the amount: $_____________


Dated:                        Your Signature:
      -------------------                    ----------------------------------
                                             Signed exactly as name appears
                                             on the other side of this Security)


                              Signature Guarantee:
                                                  ------------------------------

                               SIGNATURE GUARANTEE

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                   EXHIBIT A-2

                    [FORM OF SERIES A FLOATING RATE SECURITY]

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

     THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH AN ISSUER OR ANY AFFILIATE OF AN ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO AN ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1),
(2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000 FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO AN ISSUER'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN THE CASE OF THE FOREGOING CLAUSE (E), A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE ISSUER AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.



                                      A-2-1

                            GRAHAM PACKAGING COMPANY
                               GPC CAPITAL CORP. I
    FLOATING INTEREST RATE SUBORDINATED TERM SECURITIES (FIRSTSSM1) due 2008

                                                                 CUSIP No.:[___]

No. [_________]                                                           $[___]

     GRAHAM PACKAGING COMPANY, a Delaware limited partnership (the "Company", which term includes any successor), and GPC CAPITAL CORP. I, a Delaware corporation ("CapCo I", which term includes any successor, and, together with the Company, the "Issuers"), for value received jointly and severally promise to pay to [_______] or registered assigns, the principal sum of [_______] Dollars, on January 15, 2008.

     Interest Payment Dates: January 15 and July 15, commencing on July 15,
1998.

     Interest Record Dates: January 1 and July 1.

     Reference is made to the further provisions of this Security contained herein, which will for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, each Issuer has caused this Security to be signed manually or by facsimile by its duly authorized officers.

                                        GRAHAM PACKAGING COMPANY

                                        By:   GPC Opco GP LLC,
                                                its general partner

                                        By:
                                           -------------------------------------
                                              Name:
                                              Title:

                                        By:
                                           -------------------------------------
                                              Name:
                                              Title:

                                        GPC CAPITAL CORP. I

                                        By:
                                           -------------------------------------
                                              Name:
                                              Title:

                                        By:
                                           -------------------------------------


                                    A-2-2

                                              Name:
                                              Title:

Dated:  [___________]


(1)  FIRSTS is a service mark of BT Alex. Brown Incorporated.

                                   A-2-3

                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

     This is one of the Floating Interest Rate Subordinated Term Securities due 2008, Series A, described in the within-mentioned Indenture.

Dated:  [___________]
                                        UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee

                                        By:
                                           -------------------------------------
                                           Authorized Signatory


                                   A-2-4

                              (REVERSE OF SECURITY)

                            GRAHAM PACKAGING COMPANY
                               GPC CAPITAL CORP. I

                Floating Interest Rate Subordinated Term Security
                                due 2008 Series A

1. Interest.

     GRAHAM PACKAGING COMPANY, a Delaware limited partnership (the "Company"), and GPC CAPITAL CORP. I, a Delaware corporation ("Cap Co. I" and, together with the Company, the "Issuers"), jointly and severally promise to pay interest on the principal amount of this Security at the rate per annum, reset semi-annually, equal to LIBOR (as defined below) plus 3.625%, as determined by the Calculation Agent. Interest on this Security will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from February 2, 1998. The Issuers will pay interest semi-annually on each January 15 and July 15 (each, an "Interest Payment Date"), commencing July 15, 1998, for the period commencing on and including an Interest Payment Date and ending on and including the day immediately preceding the next succeeding Interest Payment Date (an "Interest Period"), with the exception that the first Interest Period shall commence on and include February 2, 1998 and end on and include July 14, 1998, and at stated maturity.

     The Issuers shall pay interest on overdue principal and on overdue installments of interest at the rate borne by this Security and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

     "LIBOR," with respect to an Interest Period, shall be the rate (expressed as a percentage per annum) for deposits in United States dollars for a six-month period beginning on the second London Banking Day (as defined) after the Determination Date (as defined) that appears on the Telerate Page 3750 ( (as defined) as of 11:00 a.m., London time, on the Determination Date. If Telerate Page 3750 does not include such a rate or is unavailable on a Determination Date, LIBOR for the Interest Period shall be the arithmetic mean of the rates (expressed as a percentage per annum) for deposits in a Representative Amount (as defined) in United States dollars for a six-month period beginning on the second London Banking Day after the Determination Date that appears on Reuters Screen LIBO Page (as defined) as of 11:00 a.m., London time, on the Determination Date. If Reuters Screen LIBO Page does not include two or more rates or is unavailable on a Determination Date, the Calculation Agent will request the principal London office of each of four major banks in the London interbank market, as selected by the Calculation Agent, to provide such bank's offered quotation (expressed as a percentage per annum), as of approximately 11:00 a.m., London time, on such Determination Date, to prime banks in the London interbank market for deposits in a Representative Amount in United States dollars for a six-month period beginning on the second London Banking Day after the Determination Date. If at least two such offered quotations are so provided, LIBOR for the Interest Period will be the arithmetic mean of such quotations. If fewer than two such quotations are so provided, the Calculation Agent will request each of three major banks in New York City, as selected by the Calculation Agent, to provide such bank's rate (expressed as a percentage per

                                    A-2-5
annum), as of approximately 11:00 a.m., New York City time, on such Determination Date, for loans in a Representative Amount in United States dollars to leading European banks for a six-month period beginning on the second London Banking Day after the Determination Date. If at least two such rates are so provided, LIBOR for the Interest Period will be the arithmetic mean of such rates. If fewer than two such rates are so provided, then LIBOR for the Interest Period will be LIBOR in effect with respect to the immediately preceding Interest Period.

     "Determination Date," with respect to an Interest Period, will be the second London Banking Day preceding the first day of the Interest Period.

     "London Banking Day" is any day in which dealings in United States dollars are transacted or, with respect to any future date, are expected to be transacted in the London interbank market.

     "Representative Amount" means a principal amount of not less than U.S. $1,000,000 for a single transaction in the relevant market at the relevant time.

     "Telerate Page 3750" means the display designated as "Page 3750" on the Dow Jones Telerate Service (or such other page as may replace Page 3750 on that service).

     "Reuters Screen LIBO Page" means the display designated as page "LIBO" on The Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service).

     The amount of interest for each day that this Security is outstanding (the "Daily Interest Amount") will be calculated by dividing the interest rate in effect for such day by 360 and multiplying the result by the principal amount of this Security. The amount of interest to be paid on this Security for each Interest Period will be calculated by adding the Daily Interest Amounts for each day in the Interest Period.

     All percentages resulting from any of the above calculations will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655)) and all dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upwards).

     The interest rate on this Security will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application. Under current New York law, the maximum rate of interest is 25% per annum on a simple interest basis. This limit may not apply to Securities in which $2,500,000 or more has been invested.

     The Calculation Agent will, upon the request of the Holder of any Floating

Rate Security, provide the interest rate then in effect with respect to this Security. All calculations made by the Calculation Agent in the absence of manifest error shall be conclusive for all purposes and binding on the Company and the Holders of this Security.

                                    A-2-6

2. Method of Payment.

     The Issuers shall pay interest on the Securities (except defaulted interest) to the persons who are the registered Holders at the close of business on the Interest Record Date immediately preceding the Interest Payment Date even if the Securities are cancelled on registration of transfer or registration of exchange after such Interest Record Date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Issuers shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Issuers may pay principal and interest by wire transfer of Federal funds (provided that the Paying Agent shall have received wire instructions on or prior to the relevant Interest Record Date), or interest by check payable in such U.S. Legal Tender. The Issuers may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

3. Paying Agent and Registrar.

     Initially, United States Trust Company of New York (the "Trustee") will act as Paying Agent and Registrar. The Issuers may change any Paying Agent or Registrar without notice to the Holders. The Issuers may, subject to certain exceptions, act as Registrar.

4. Indenture and Guarantees.

     The Issuers issued the Securities under an Indenture, dated as of February 2, 1998 (the "Indenture"), by and among the Issuers, Graham Packaging Holdings Company and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. This Security is one of a duly authorized issue of Securities of the Issuers designated as their Floating Interest Rate Subordinated Term Securities due 2008, Series A, issued under the Indenture. The aggregate principal amount of Securities which may be issued under the Indenture is limited (except as otherwise provided in the Indenture) to $325,000,000. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S.C. ss.ss. 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture (except as otherwise indicated in the Indenture) until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and holders of Securities are referred to the Indenture and the TIA for a statement of them. The Securities are unsecured obligations of the Issuers. The Securities are subordinated in right of payment to all Senior Indebtedness of the Issuers to the extent and in the manner provided in the Indenture. Each Holder of a Security, by accepting a Security, agrees to such subordination, authorizes the Trustee to give effect to such subordination and appoints the Trustee as attorney-in-fact for such purpose.

Nothing contained in the Indenture or in any Securities or Holdings Guarantee shall require Holdings to preserve its existence, and Holdings may be dissolved at any time (whether in connection with a Holdings IPO Reorganization or otherwise). The Securities will rank pari passu in right of payment with any future senior subordinated indebtedness of the Issuers and will rank senior in right of payment to any other subordinated obligations of the Issuers.

5. Optional Redemption.

                                    A-2-7

     The Floating Rate Securities will be redeemable, at the Issuers' option, in whole at any time or in part from time to time, upon not less than 30 nor more than 60 days' notice, at the following redemption prices (expressed as percentages of the principal amount thereof) if redeemed during the twelve-month period commencing on January 15 of the year set forth below, plus, in each case, accrued and unpaid interest thereon, if any, to the date of redemption:


              Year                         Percentages
              ----                         -----------
              1998                         105.000%
              1999                         104.000%
              2000                         103.000%
              2001                         102.000%
              2002                         101.000%
              2003 and thereafter          100.000%

6. [Intentionally Omitted].

7. Notice of Redemption.

     Notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at its registered address. The Trustee may select for redemption portions of the principal amount of Securities that have denominations equal to or larger than $1,000 principal amount. Securities and portions of them the Trustee so selects shall be in amounts of $1,000 principal amount or integral multiples thereof.

     If any Security is to be redeemed in part only, the notice of redemption that relates to such Security shall state the portion of the principal amount thereof to be redeemed. A new Security in a principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Security. On and after the Redemption Date, interest will cease to accrue on Securities or portions thereof called for redemption so long as the Issuers have deposited with the Paying Agent for the Securities funds in satisfaction of the redemption price pursuant to the Indenture and the Paying Agent is not prohibited from paying such funds to the Holders pursuant to the terms of the Indenture.

8. Change of Control Offer.


     Following the occurrence of a Change of Control (the date of such occurrence being the "Change of Control Date"), the Issuers shall, within 30 days after the Change of Control Date, make an Offer to Purchase all Securities then outstanding at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to the Purchase Date (subject to the right of Holders of record on the relevant Interest Record Date to receive interest due on the relevant Interest Payment
Date).

9. Limitation on Disposition of Assets.

     The Issuers are, subject to certain conditions, obligated to make an Offer to Purchase Securities at a purchase price equal to 100% of the principal amount thereof, plus

                                    A-2-8
accrued and unpaid interest thereon, if any, to the Purchase Date (subject to the right of Holders of record on the Interest Relevant Record Date to receive interest due on the relevant Interest Payment Date) with the excess proceeds of certain asset dispositions.

10. Denominations; Transfer; Exchange.

     The Securities are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. A Holder shall register the transfer of or exchange of Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange of any Securities or portions thereof selected for redemption, except the unredeemed portion of any security being redeemed in part.

11. Persons Deemed Owners.

     The registered Holder of a Security shall be treated as the owner of it for all purposes.

12. Unclaimed Funds.

     If funds for the payment of principal or interest remain unclaimed for two years, the Trustee and the Paying Agent will repay the funds to the Issuers at their written request. After that, all liability of the Trustee and such Paying Agent with respect to such funds shall cease.

13. Legal Defeasance and Covenant Defeasance.

     The Issuers may be discharged from their obligations under the Indenture and the Securities, except for certain provisions thereof, and may be discharged from obligations to comply with certain covenants contained in the Indenture and the Securities, in each case upon satisfaction of certain conditions specified in the Indenture.

14. Amendment; Supplement; Waiver.

     Subject to certain exceptions, the Indenture and the Securities may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default or compliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Securities to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Securities in addition to or in place of certificated Securities or comply with any requirements of the SEC in connection with the qualification of the Indenture under the TIA, or make any other change that does not materially adversely affect the rights of any Holder of a Security.

15. Restrictive Covenants.

                                    A-2-9

     The Indenture contains certain covenants that, among other things, limit the ability of the Company and the Restricted Subsidiaries to make restricted payments, to incur indebtedness, to create liens, to sell assets, to permit restrictions on dividends and other payments by Restricted Subsidiaries to the Company, to consolidate, merge or sell all or substantially all of its assets or to engage in transactions with affiliates or certain other related persons. The limitations are subject to a number of important qualifications and exceptions. The Issuers must report quarterly to the Trustee on compliance with such limitations.

16. Defaults and Remedies.

     If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Securities then outstanding may declare all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Securities unless it has received indemnity satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of certain continuing Defaults or Events of Default if it determines that withholding notice is in their interest.

17. Trustee Dealings with Company.

     The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Issuers or their respective Affiliates as if it were not the Trustee.


18. No Recourse Against Others.

     No stockholder, director, officer, employee or incorporator, as such, of the Issuers, Holdings or any Guarantor shall have any liability for any obligation of the Issuers, Holdings or any Guarantor under the Securities, the Holdings Guarantee, the Guarantee of such Guarantor or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities. All obligat ons under the Indenture, the Initial Securities, the Private Exchange Securities, the Unrestricted Securities and the Holdings Guarantee (which term includes Holdings' guarantee of the obligations of the Issuers under the Indenture, the Initial Securities, the Private Exchange Securities and the Unrestricted Securities) shall be expressly non-recourse to the partners of Holdings in their capacities as such, and by purchasing the Securities, each holder of Securities waives any such liability of any partner of Holdings under the Indenture, the Initial Securities, the Private Exchange Securities, the Unrestricted Securities and the Holdings Guarantee. The partners of Holdings shall not be liable for any claim based on, in respect of or by reason of such obligations or their creation or bear any costs or expenses in connection with the Indenture, the Initial Securities, the Private Exchange Securities, the Unrestricted Securities or the Holdings Guarantee or any transaction contemplated thereby.

                                    A-2-10

19. Authentication.

     This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

20. Abbreviations and Defined Terms.

     Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors
Act).

21. CUSIP Numbers.

     Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuers have caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

22. Registration Rights.

     Pursuant to the Registration Rights Agreement, the Issuers will be obligated upon the occurrence of certain events to consummate an exchange offer pursuant to which the Holder of this Security shall have the right to exchange this Security for a Floating Interest Rate Subordinated Term Security due 2008, Series B, of the Issuers which has been registered under the Securities Act, in like principal amount and having terms identical in all material respects to the Initial Floating Rate Securities. The Holders shall be entitled to receive certain additional interest payments in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement.

23. Governing Law.

     The laws of the State of New York shall govern the Indenture, this Security, the Holdings Guarantee and any Guarantee without regard to principles of conflicts of laws.

24. One Class of Securities.

     The Fixed Rate Securities and the Floating Rate Securities are treated as one class of securities under the Indenture.

                                    A-2-11

                     [FORM OF HOLDINGS GUARANTEE/GUARANTEE]

                          SENIOR SUBORDINATED GUARANTEE

     [Holdings] [The Guarantor] (as defined in the Indenture referred to in the Security upon which this notation is endorsed) hereby unconditionally guarantees on a senior subordinated basis (such guaranty being referred to herein as the "[Holdings] Guarantee") the due and punctual payment of the principal of, premium, if any, and interest on the Securities, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal, premium and interest on the Securities, and the due and punctual performance of all other obligations of the Issuers to the Holders or the Trustee, all in accordance with the terms set forth in Article Eleven of the Indenture.

     The obligations of [Holdings] [the Guarantor] to the Holders of Securities and to the Trustee pursuant to the [Holdings] Guarantee and the Indenture are expressly set forth, and are expressly subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness (as defined in the Indenture) of [Holdings] [such Guarantor], to the extent and in the manner provided in Article Eleven and Article Twelve of the Indenture, and reference is hereby made to such Indenture for the precise terms of the [Holdings] Guarantee therein made. This Holdings Guarantee will rank pari passu in right of payment with any future senior subordinated indebtedness of Holdings and will rank senior in right of payment to any other future subordinated obligations of Holdings.

     This [Holdings] Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which this [Holdings] Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

     Nothing contained in the Indenture or in any Securities or Holdings Guarantee shall require Holdings to preserve its existence, and Holdings may be dissolved at any time (whether in connection with a Holdings IPO Reorganization or otherwise).

     All obligations under [this Holdings Guarantee and under] the Indenture, the Initial Securities, the Private Exchange Securities and the Unrestricted Securities shall be expressly non-recourse to the partners of Holdings in their capacities as such, and by purchasing the Securities guaranteed hereby, each holder of Securities waives any such liability of any partner of Holdings under the Indenture, the Initial Securities, the Private Exchange Securities, the Unrestricted Securities or the Holdings Guarantee. The partners of Holdings shall not be liable for any claim based on, in respect of or by reason of such obligations or their creation or bear any costs or expenses in connection with this Holdings Guarantee or the Indenture, the Initial Securities, the Private Exchange Securities or the Unrestricted Securities or any transaction contemplated thereby. Nothing contained in the Indenture or in any Securities or Holdings Guarantee shall require Holdings to preserve its existence, and Holdings may be dissolved at any time (whether in connection with a Holdings IPO

Reorganization or otherwise).

     This [Holdings] Guarantee shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.

                                    A-2-12

     This [Holdings] Guarantee is subject to release upon the terms set forth in the Indenture.
                                            [                  ]

                                             By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                 ASSIGNMENT FORM


I or we assign and transfer this Security to

--------------------------------------------------------------------------------
(Print or type name, address and zip code of assignee or transferee)


--------------------------------------------------------------------------------
(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint agent to transfer this Security on the books of the Issuers. The agent may substitute another to act for him.

Dated:                        Signed:
      --------------                 -------------------------------------------
                                        (Signed exactly as name appears
                                        on the other side of this Security)


                              Signature Guarantee:
                                                  ------------------------------

                              Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

                       OPTION OF HOLDER TO ELECT PURCHASE


     If you want to elect to have this Security purchased by the Issuers pursuant to Section 4.05 or Section 4.14 of the Indenture, check the appropriate box:

Section 4.05 [      ]

Section 4.14 [      ]

     If you want to elect to have only part of this Security purchased by the Issuers pursuant to Section 4.05 or Section 4.14 of the Indenture, state the amount: $_____________


Dated:                        Your Signature:
      -------------------                    ----------------------------------
                                             Signed exactly as name appears
                                             on the other side of this Security)


                              Signature Guarantee:
                                                  ------------------------------

                               SIGNATURE GUARANTEE

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                     EXHIBIT B-1


                     [FORM OF SERIES B FIXED RATE SECURITY]
                            GRAHAM PACKAGING COMPANY
                               GPC CAPITAL CORP. I

                         8 3/4% Senior Subordinated Note
                               due 2008, Series B

                                                                 CUSIP No.:[ ]

No. [         ]                                                           $[ ]

     GRAHAM PACKAGING COMPANY, a Delaware limited partnership (the "Company", which term includes any successor), and GPC CAPITAL CORP. I, a Delaware corporation ("CapCo I", which term includes any successor and, together with the Company, the "Issuers"), for value received jointly and severally promise to pay to [ ] or registered assigns, the principal sum of [ ] Dollars, on January 15, 2008.

     Interest Payment Dates: January 15 and July 15, commencing on July 15,
1998.

     Interest Record Dates: January 1 and July 1.

     Reference is made to the further provisions of this Security contained herein, which will for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, each Issuer has caused this Security to be signed manually or by facsimile by its duly authorized officers.


                                        GRAHAM PACKAGING COMPANY

                                        By:  GPC Opco GP LLC,
                                             its general partner

                                        By:
                                            ------------------------------------
                                             Name:
                                             Title:

                                        By:
                                            ------------------------------------
                                             Name:
                                             Title:


                                      B-1-1

                                        GPC CAPITAL CORP. I

                                        By:
                                            ------------------------------------
                                             Name:
                                             Title:

                                        By:
                                            ------------------------------------
                                             Name:
                                             Title:

Dated:  [__________]

                                      B-1-2

                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]


     This is one of the 8 3/4% Senior Subordinated Notes due 2008, Series B, described in the within-mentioned Indenture.

Dated: [__________]

                                        UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee

                                        By:
                                             -----------------------------------
                                                   Authorized Signatory


                                      B-1-3

                              (REVERSE OF SECURITY)

                            GRAHAM PACKAGING COMPANY
                               GPC CAPITAL CORP. I

                         8 3/4% Senior Subordinated Note
                               due 2008, Series B

1. Interest.

     GRAHAM PACKAGING COMPANY, a Delaware limited partnership (the "Company"), and GPC CAPITAL CORP. I, a Delaware corporation ("Cap Co. I" and, together with the Company, the "Issuers"), jointly and severally promise to pay interest on the principal amount of this Security at the rate per annum shown above. Cash interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from February 2, 1998. The Issuers will pay interest semi-annually in arrears on each Interest Payment Date, commencing January 15, 1998. Interest will be computed on the basis of a 360- day year of twelve 30-day months.

     In addition, the Issuers shall pay interest on overdue principal and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from time to time on demand, in each case at the rate borne by this Security.

2. Method of Payment.

     The Issuers shall pay interest on the Securities (except defaulted interest) to the persons who are the registered Holders at the close of business on the Interest Record Date immediately preceding the Interest Payment Date even if the Securities are cancelled on registration of transfer or registration of exchange after such Interest Record Date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Issuers shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Issuers may pay principal and interest by wire transfer of Federal funds (provided that the Paying Agent shall have received wire instructions on or prior to the relevant Interest Record Date), or interest by check payable in such U.S. Legal Tender. The Issuers may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

3. Paying Agent and Registrar.

     Initially, United States Trust Company of New York (the "Trustee") will act as Paying Agent and Registrar. The Issuers may change any Paying Agent or Registrar without notice to the Holders. The Issuers may, subject to certain exceptions, act as Registrar.

                                    B-1-4

4. Indenture and Guarantees.

     The Issuers issued the Securities under an Indenture, dated as of February 2, 1998 (the "Indenture"), by and among the Issuers, Graham Packaging Holdings Company and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. This Security is one of a duly authorized issue of Securities of the Issuers designated as their 8 3/4% Senior Subordinated Notes due 2008, Series B, under the Indenture. The aggregate principal amount of Securities which may be issued under the Indenture is limited (except as provided in the Indenture) to $325,000,000. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S.C. ss.ss. 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture (except as otherwise indicated in the Indenture) until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and holders of Securities are referred to the Indenture and the TIA for a statement of them. The Securities are unsecured obligations of the Issuers. The Securities are subordinated in right of payment to all Senior Indebtedness of the Issuers to the extent and in the manner provided in the Indenture. Each Holder of a Security, by accepting a Security, agrees to such subordination, authorizes the Trustee to give effect to such subordination and appoints the Trustee as attorney-in-fact for such purpose. Nothing contained in the Indenture or in any Securities or Holdings Guarantee shall require Holdings to preserve its existence, and Holdings may be dissolved at any time (whether in connection with a Holdings IPO Reorganization or otherwise). The Securities will rank pari passu in right of payment with any future senior subordinated indebtedness of the Issuers and will rank senior in right of payment to any other subordinated obligations of the Issuers.

5. Optional Redemption.

     The Fixed Rate Securities will be redeemable at the option of the Issuers, in whole or in part, at any time on or after January 15, 2003, at the redemption prices (expressed as a percentage of principal amount) set forth below, plus accrued and unpaid interest thereon, if any, to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the twelve-month period beginning on January 15, of the years indicated below:

                                            Redemption
               Year                         Price
               ----                         -----------
               2003                         104.375%
               2004                         102.917%
               2005                         101.458%
               2006 and thereafter          100.000%

6. Optional Redemption upon Equity Offerings.

     In addition, at any time and from time to time on or prior to January 15, 2001, the Issuers may, at their option, use the net cash proceeds of one or more Equity Offerings by the Company (or by Holdings to the extent such proceeds are contributed to the Company) to redeem up to 40% of the aggregate principal amount of the Fixed Rate Securities originally issued at a redemption price in cash equal to 8 3/4% of the principal amount thereof, plus accrued and unpaid

                                    B-1-5
interest thereon, if any, to the date of redemption (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date); provided, however, that at least 60% of the aggregate principal amount of the Fixed Rate Securities originally issued must remain outstanding immediately after giving effect to each such redemption (excluding any Fixed Rate Securities held by an Issuer or any of its Affiliates). In order to effect the foregoing redemption with the proceeds of any Equity Offering, the Issuers shall make such redemption not more than 120 days after the consummation of any such Equity Offering.

7. Notice of Redemption.

     Notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at its registered address. The Trustee may select for redemption portions of the principal amount of Securities that have denominations equal to or larger than $1,000 principal amount. Securities and portions of them the Trustee so selects shall be in amounts of $1,000 principal amount or integral multiples thereof.

     If any Security is to be redeemed in part only, the notice of redemption that relates to such Security shall state the portion of the principal amount thereof to be redeemed. A new Security in a principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Security. On and after the Redemption Date, interest will cease to accrue on Securities or portions thereof called for redemption so long as the Issuers have deposited with the Paying Agent for the Securities funds in satisfaction of the redemption price pursuant to the Indenture and the Paying Agent is not prohibited from paying such funds to the Holders pursuant to the terms of the Indenture.

8. Change of Control Offer.

     Following the occurrence of a Change of Control (the date of such occurrence being the "Change of Control Date"), the Issuers shall, within 30 days after the Change of Control Date, make an Offer to Purchase all Securities then outstanding at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to the Purchase Date (subject to the right of Holders of record on the relevant Interest Record Date to receive interest *due on the relevant Interest Payment
Date).

9. Limitation on Disposition of Assets.

     The Issuers are, subject to certain conditions, obligated to make an Offer to Purchase Securities at a purchase price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, to the Purchase Date

(subject to the right of Holders of record on the Interest Relevant Record Date to receive interest due on the relevant Interest Payment Date) with the excess proceeds of certain asset dispositions.

                                    B-1-6

10. Denominations; Transfer; Exchange.

     The Securities are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. A Holder shall register the transfer of or exchange of Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange of any Securities or portions thereof selected for redemption, except the unredeemed portion of any security being redeemed in part.

11. Persons Deemed Owners.

     The registered Holder of a Security shall be treated as the owner of it for all purposes.

12. Unclaimed Funds.

     If funds for the payment of principal or interest remain unclaimed for two years, the Trustee and the Paying Agent will repay the funds to the Issuers at their written request. After that, all liability of the Trustee and such Paying Agent with respect to such funds shall cease.

13. Legal Defeasance and Covenant Defeasance.

     The Issuers may be discharged from their obligations under the Indenture and the Securities, except for certain provisions thereof, and may be discharged from obligations to comply with certain covenants contained in the Indenture and the Securities, in each case upon satisfaction of certain conditions specified in the Indenture.

14. Amendment; Supplement; Waiver.

     Subject to certain exceptions, the Indenture and the Securities may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default or compliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Securities to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Securities in addition to or in place of certificated Securities or comply with any requirements of the SEC in connection with the qualification of the Indenture under the TIA, or make any other change that does not materially adversely affect the rights of any Holder of a Security.


15. Restrictive Covenants.

     The Indenture contains certain covenants that, among other things, limit the ability of the Company and the Restricted Subsidiaries to make restricted payments, to incur indebtedness, to create liens, to sell assets, to permit restrictions on dividends and other payments

                                    B-1-7
by Restricted Subsidiaries to the Company, to consolidate, merge or sell all or substantially all of its assets or to engage in transactions with affiliates or certain other related persons. The limitations are subject to a number of important qualifications and exceptions. The Issuers must report quarterly to the Trustee on compliance with such limitations.

16. Defaults and Remedies.

            If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Securities then outstanding may declare all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Securities unless it has received indemnity satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of certain continuing Defaults or Events of Default if it determines that withholding notice is in their interest.

17.   Trustee Dealings with Company.

     The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Issuers or their respective Affiliates as if it were not the Trustee.

18. No Recourse Against Others.

     No stockholder, director, officer, employee or incorporator, as such, of the Issuers, Holdings or any Guarantor shall have any liability for any obligation of the Issuers, Holdings or any Guarantor under the Securities, the Holdings Guarantee, the Guarantee of such Guarantor or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities. All obligations under the Indenture, the Initial Securities, the Private Exchange Securities, the Unrestricted Securities and the Holdings Guarantee (which term includes Holdings' guarantee of the obligations of the Issuers under the Indenture, the Initial Securities, the Private Exchange Securities and the Unrestricted Securities) shall be expressly non-recourse to the partners of Holdings in their capacities as such, and by purchasing the Securities, each holder of Securities waives any such liability of any partner of Holdings under the Indenture, the Initial Securities, the Private Exchange

Securities, the Unrestricted Securities and the Holdings Guarantee. The partners of Holdings shall not be liable for any claim based on, in respect of or by reason of such obligations or their creation or bear any costs or expenses in connection with the Indenture, the Initial Securities, the Private Exchange Securities, the Unrestricted Securities or the Holdings Guarantee or any transaction contemplated thereby.

19. Authentication.

     This Security shall not be valid until the Trustee or authenticating agent signs the

                                    B-1-8
certificate of authentication on this Security.

20. Abbreviations and Defined Terms.

     Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors
Act).

21. CUSIP Numbers.

     Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuers have caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

22. Governing Law.

     The laws of the State of New York shall govern the Indenture, this Security, the Holdings Guarantee and any Guarantee without regard to principles of conflicts of laws.

23. One Class of Securities.

     The Fixed Rate Securities and the Floating Rate Securities are treated as one class of securities under the Indenture.

                                    B-1-9

                     [FORM OF HOLDINGS GUARANTEE/GUARANTEE]

                          SENIOR SUBORDINATED GUARANTEE



     [Holdings] [The Guarantor] (as defined in the Indenture referred to in the Security upon which this notation is endorsed) hereby unconditionally guarantees on a senior subordinated basis (such guaranty being referred to herein as the "[Holdings] Guarantee") the due and punctual payment of the principal of, premium, if any, and interest on the Securities, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal, premium and interest on the Securities, and the due and punctual performance of all other obligations of the Issuers to the Holders or the Trustee, all in accordance with the terms set forth in Article Eleven of the Indenture.

     The obligations of [Holdings] [the Guarantor] to the Holders of Securities and to the Trustee pursuant to the [Holdings] Guarantee and the Indenture are expressly set forth, and are expressly subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness (as defined in the Indenture) of [Holdings] [such Guarantor], to the extent and in the manner provided in Article Eleven and Article Twelve of the Indenture, and reference is hereby made to such Indenture for the precise terms of the [Holdings] Guarantee therein made. This Holdings Guarantee will rank pari passu in right of payment with any future senior subordinated indebtedness of Holdings and will rank senior in right of payment to any other future subordinated obligations of Holdings.

     This [Holdings] Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which this [Holdings] Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

     All obligations under [this Holdings Guarantee and under] the Indenture, the Initial Securities, the Private Exchange Securities and the Unrestricted Securities shall be expressly non-recourse to the partners of Holdings in their capacities as such, and by purchasing the Securities guaranteed hereby, each holder of Securities waives any such liability of any partner of Holdings under the Indenture, the Initial Securities, the Private Exchange Securities, the Unrestricted Securities or the Holdings Guarantee. The partners of Holdings shall not be liable for any claim based on, in respect of or by reason of such obligations or their creation or bear any costs or expenses in connection with this Holdings Guarantee or the Indenture, the Initial Securities, the Private Exchange Securities or the Unrestricted Securities or any transaction contemplated thereby. Nothing contained in the Indenture or in any Securities or Holdings Guarantee shall require Holdings to preserve its existence, and Holdings may be dissolved at any time (whether in connection with a Holdings IPO Reorganization or otherwise).

     This [Holdings] Guarantee shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.

     This [Holdings] Guarantee is subject to release upon the terms set forth in the Indenture. [ ]


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                 ASSIGNMENT FORM


I or we assign and transfer this Security to

--------------------------------------------------------------------------------
(Print or type name, address and zip code of assignee or transferee)


--------------------------------------------------------------------------------
(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint agent to transfer this Security on the books of the Issuers. The agent may substitute another to act for him.

Dated:                        Signed:
      --------------                 -------------------------------------------
                                        (Signed exactly as name appears
                                        on the other side of this Security)


                              Signature Guarantee:
                                                  ------------------------------

                              Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

                       OPTION OF HOLDER TO ELECT PURCHASE


     If you want to elect to have this Security purchased by the Issuers pursuant to Section 4.05 or Section 4.14 of the Indenture, check the appropriate box:

Section 4.05 [      ]

Section 4.14 [      ]

     If you want to elect to have only part of this Security purchased by the Issuers pursuant to Section 4.05 or Section 4.14 of the Indenture, state the amount: $_____________


Dated:                        Your Signature:
      -------------------                    ----------------------------------
                                             Signed exactly as name appears
                                             on the other side of this Security)


                              Signature Guarantee:
                                                  ------------------------------

                               SIGNATURE GUARANTEE

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                   EXHIBIT B-2


                  [FORM OF SERIES B FLOATING RATE SECURITY]


                           GRAHAM PACKAGING COMPANY
                             GPC CAPITAL CORP. I

       FLOATING INTEREST RATE SUBORDINATED TERM SECURITIES (FIRSTSSM1)
                              due 2008, Series B


                                                               CUSIP No.:[____]
No. [_________]                                                         $[____]

     GRAHAM PACKAGING COMPANY, a Delaware limited partnership (the "Company", which term includes any successor), and GPC CAPITAL CORP. I, a Delaware corporation ("CapCo I", which term includes any successor and, together with the Company, the "Issuers"), for value received jointly and severally promise to pay to [_________] or registered assigns, the principal sum of [_________] Dollars, on January 15, 2008.

     Interest Payment Dates: January 15 and July 15, commencing on July 15,
1998.

     Interest Record Dates: January 1 and July 1.

     Reference is made to the further provisions of this Security contained herein, which will for all purposes have the same effect as if set forth at this place.

--------------

(1)  FIRSTS is a service mark of BT Alex. Brown Incorporated

                                   B-2-1

     IN WITNESS WHEREOF, each Issuer has caused this Security to be signed manually or by facsimile by its duly authorized officers.

                                        GRAHAM PACKAGING COMPANY
                                        By:   GPC Opco GP LLC,
                                              its general partner


                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                        GPC CAPITAL CORP. I


                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:

Dated:  [__________]

                                      B-2-2

                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]


     This is one of the Floating Interest Rate Subordinated Term Securities due 2008, Series B, described in the within-mentioned Indenture.

Dated: [_________]

                                        UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee


                                        By:
                                           ------------------------------------
                                                  Authorized Signatory

                                      B-2-3

                              (REVERSE OF SECURITY)


                            GRAHAM PACKAGING COMPANY
                               GPC CAPITAL CORP. I


                Floating Interest Rate Subordinated Term Security
                         due January 15, 2008, Series B

1. Interest.

     GRAHAM PACKAGING COMPANY, a Delaware limited partnership (the "Company"), and GPC CAPITAL CORP. I, a Delaware corporation ("Cap Co. I" and, together with the Company, the "Issuers"), jointly and severally promise to pay interest on the principal amount of this Security at the rate per annum, reset semi-annually, equal to LIBOR (as defined below) plus 3.625%, as determined by the Calculation Agent. Interest on this Security will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from February 2, 1998. The Company will pay interest semi-annually on each January 15 and July 15 (each, an "Interest Payment Date"), commencing July 15, 1998, for the period commencing on and including an Interest Payment Date and ending on and including the day immediately preceding the next succeeding Interest Payment Date (an "Interest Period"), with the exception that the first Interest Period shall commence on and include February 2, 1998 and end on and include July 14, 1998, and at stated maturity.

     The Issuers shall pay interest on overdue principal and on overdue installments of interest at the rate borne by this Security and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

     "LIBOR," with respect to an Interest Period, shall be the rate (expressed as a percentage per annum) for deposits in United States dollars for a six-month period beginning on the second London Banking Day (as defined) after the Determination Date (as defined) that appears on Telerate Page 3750 (as defined) as of 11:00 a.m., London time, on the Determination Date. If Telerate Page 3750 does not include such a rate or is unavailable on a Determination Date, LIBOR for the Interest Period shall be the arithmetic mean of the rates (expressed as a percentage per annum) for deposits in a Representative Amount (as defined) in United States dollars for a six-month period beginning on the second London Banking Day after the Determination Date that appears on Reuters Screen LIBO Page (as defined) as of 11:00 a.m., London time, on the Determination Date. If Reuters Screen LIBO Page does not include two or more rates or is unavailable on a Determination Date, the Calculation Agent will request the principal London office of each of four major banks in the London interbank market, as selected by the Calculation Agent, to provide such bank's offered quotation (expressed as a percentage per annum), as of approximately 11:00 a.m., London time, on such Determination Date, to prime banks in the London interbank market for deposits in a Representative Amount in United States dollars for a six-month period beginning on the second London Banking Day after the Determination Date. If at least two such offered quotations are so provided, LIBOR for the Interest Period will be the arithmetic mean of such

                                    B-2-4
quotations. If fewer than two such quotations are so provided, the Calculation Agent will request each of three major banks in New York City, as selected by the Calculation Agent, to provide such bank's rate (expressed as a percentage per annum), as of approximately 11:00 a.m., New York City time, on such Determination Date, for loans in a Representative Amount in United States dollars to leading European banks for a six-month period beginning on the second London Banking Day after the Determination Date. If at least two such rates are so provided, LIBOR for the Interest Period will be the arithmetic mean of such rates. If fewer than two such rates are so provided, then LIBOR for the Interest Period will be LIBOR in effect with respect to the immediately preceding Interest Period.

     "Determination Date," with respect to an Interest Period, will be the second London Banking Day preceding the first day of the Interest Period.

     "London Banking Day" is any day in which dealings in United States dollars are transacted or, with respect to any future date, are expected to be transacted in the London interbank market.

     "Representative Amount" means a principal amount of not less than U.S. $1,000,000 for a single transaction in the relevant market at the relevant time.

     "Telerate Page 3750" means the display designated as "Page 3750" on the Dow Jones Telerate Service (or such other page as may replace Page 3750 on that service).

     "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service).

     The amount of interest for each day that this Security is outstanding (the "Daily Interest Amount") will be calculated by dividing the interest rate in effect for such day by 360 and multiplying the result by the principal amount of this Security. The amount of interest to be paid on this Security for each Interest period will be calculated by adding the Daily Interest Amounts for each day in the Interest Period.

     All percentages resulting from any of the above calculations will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655)) and all dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upwards).

     The interest rate on this Security will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application. Under current New York law, the maximum rate of interest is 25% per annum on a simple interest basis. This limit may not apply to Securities in which $2,500,000 or more has been invested.

     The Calculation Agent will, upon the request of the Holder of any Floating Rate Security, provide the interest rate then in effect with respect to this Security. All

                                    B-2-5
calculations made by the Calculation Agent in the absence of manifest error shall be conclusive for all purposes and binding on the Company and the Holders of this Security.

2. Method of Payment.

     The Issuers shall pay interest on the Securities (except defaulted interest) to the persons who are the registered Holders at the close of business on the Interest Record Date immediately preceding the Interest Payment Date even if the Securities are cancelled on registration of transfer or registration of exchange after such Interest Record Date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Issuers shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Issuers may pay principal and interest by wire transfer of Federal funds (provided that the Paying Agent shall have received wire instructions on or prior to the relevant Interest Record Date), or interest by check payable in such U.S. Legal Tender. The Issuers may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

3. Paying Agent and Registrar.

     Initially, United States Trust Company of New York (the "Trustee") will act as Paying Agent and Registrar. The Issuers may change any Paying Agent or Registrar without notice to the Holders. The Issuers may, subject to certain exceptions, act as Registrar.

4. Indenture and Guarantees.

     The Issuers issued the Securities under an Indenture, dated as of February 2, 1998 (the "Indenture"), by and among the Issuers, Graham Packaging Holdings Company and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. This Security is one of a duly authorized issue of Securities of the Issuers designated as their Floating Interest Rate Subordinated Term Securities due 2008, Series B, issued under the Indenture. The aggregate principal amount of Securities which may be issued under the Indenture is limited (except as otherwise provided in the Indenture) to $325,000,000 The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S.C. ss.ss. 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture (except as otherwise indicated in the Indenture) until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and holders of Securities are referred to the Indenture and the TIA for a statement of them. The Securities are unsecured obligations of the Issuers. The Securities are subordinated in right of payment to all Senior Indebtedness of the Issuers to the extent and in the manner provided in the Indenture. Each Holder of a Security, by accepting a Security, agrees to such subordination, authorizes the Trustee to give effect to such subordination and appoints the Trustee as attorney-in-fact for such purpose. Nothing contained in the Indenture or in any Securities or Holdings Guarantee shall require Holdings to preserve its existence, and Holdings may be dissolved at any time (whether in connection with a Holdings IPO Reorganization or otherwise). The Securities will rank pari passu in right of payment with

                                    B-2-6
any future senior subordinated indebtedness of the Issuers and will rank senior in right of payment to any other subordinated obligations of the Issuers.

5. Optional Redemption.

     The Floating Rate Securities will be redeemable, at the Issuers' option, in whole at any time or in part from time to time, upon not less than 30 nor more than 60 days' notice, at the following redemption prices (expressed as percentages of the principal amount thereof) if redeemed during the twelve-month period commencing on January 15 of the year set forth below, plus, in each case, accrued and unpaid interest thereon, if any, to the date of redemption:


              Year                         Percentage
              ----                         ----------
              1998                         105.000%
              1999                         104.000%
              2000                         103.000%
              2001                         102.000%
              2002                         101.000%
              2003 and thereafter          100.000%

6. [Intentionally Omitted]

7. Notice of Redemption.

     Notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at its registered address. The Trustee may select for redemption portions of the principal amount of Securities that have denominations equal to or larger than $1,000 principal amount. Securities and portions of them the Trustee so selects shall be in amounts of $1,000 principal amount or integral multiples thereof.

     If any Security is to be redeemed in part only, the notice of redemption that relates to such Security shall state the portion of the principal amount thereof to be redeemed. A new Security in a principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Security. On and after the Redemption Date, interest will cease to accrue on Securities or portions thereof called for redemption so long as the Issuers have deposited with the Paying Agent for the Securities funds in satisfaction of the redemption price pursuant to the Indenture and the Paying Agent is not prohibited from paying such funds to the Holders pursuant to the terms of the Indenture.

8. Change of Control Offer.

     Following the occurrence of a Change of Control (the date of such occurrence being the "Change of Control Date"), the Issuers shall, within 30 days after the Change of Control Date, make an Offer to Purchase all Securities then outstanding at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to the Purchase Date (subject to the right of Holders of record on the relevant Interest Record Date to receive interest due on the relevant Interest Payment
Date).

                                    B-2-7

9. Limitation on Disposition of Assets.

     The Issuers are, subject to certain conditions, obligated to make an Offer to Purchase Securities at a purchase price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, to the Purchase Date (subject to the right of Holders of record on the Interest Relevant Record Date to receive interest due on the relevant Interest Payment Date) with the excess proceeds of certain asset dispositions.

10. Denominations; Transfer; Exchange.

     The Securities are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. A Holder shall register the transfer of or exchange of Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange of any Securities or portions thereof selected for redemption, except the unredeemed portion of any security being redeemed in part.

11. Persons Deemed Owners.

     The registered Holder of a Security shall be treated as the owner of it for all purposes.

12. Unclaimed Funds.

     If funds for the payment of principal or interest remain unclaimed for two years, the Trustee and the Paying Agent will repay the funds to the Issuers at their written request. After that, all liability of the Trustee and such Paying Agent with respect to such funds shall cease.


13. Legal Defeasance and Covenant Defeasance.

     The Issuers may be discharged from their obligations under the Indenture and the Securities, except for certain provisions thereof, and may be discharged from obligations to comply with certain covenants contained in the Indenture and the Securities, in each case upon satisfaction of certain conditions specified in the Indenture.

14. Amendment; Supplement; Waiver.

     Subject to certain exceptions, the Indenture and the Securities may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default or compliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Securities to, among other things, cure any ambiguity, defect or inconsistency, provide for
                                    B-2-8
uncertificated Securities in addition to or in place of certificated
Securities or comply with any requirements of the SEC in connection with the qualification of the Indenture under the TIA, or make any other change that does not materially adversely affect the rights of any Holder of a Security.

15. Restrictive Covenants.

     The Indenture contains certain covenants that, among other things, limit the ability of the Company and the Restricted Subsidiaries to make restricted payments, to incur indebtedness, to create liens, to sell assets, to permit restrictions on dividends and other payments by Restricted Subsidiaries to the Company, to consolidate, merge or sell all or substantially all of its assets or to engage in transactions with affiliates or certain other related persons. The limitations are subject to a number of important qualifications and exceptions. The Issuers must report quarterly to the Trustee on compliance with such limitations.

16. Defaults and Remedies.

     If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Securities then outstanding may declare all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Securities unless it has received indemnity satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of certain continuing Defaults or Events of Default if it determines that withholding notice is in their interest.


17. Trustee Dealings with Company.

     The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Issuers or their respective Affiliates as if it were not the Trustee.

18. No Recourse Against Others.

     No stockholder, director, officer, employee or incorporator, as such, of the Issuers, Holdings or any Guarantor shall have any liability for any obligation of the Issuers, Holdings or any Guarantor under the Securities, the Holdings Guarantee, the Guarantee of such Guarantor or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities. All obligations under the Indenture, the Initial Securities, the Private Exchange Securities, the Unrestricted Securities and the Holdings Guarantee (which term includes Holdings' guarantee of the obligations of the Issuers under the Indenture the Initial Securities, the Private Exchange Securities and the Unrestricted Securities) shall be expressly non-recourse to the partners of Holdings in their capacities as such, and by

                                    B-2-9
purchasing the Securities, each holder of Securities waives any such liability of any partner of Holdings under the Indenture, the Initial Securities, the Private Exchange Securities, the Unrestricted Securities and the Holdings Guarantee. The partners of Holdings shall not be liable for any claim based on, in respect of or by reason of such obligations or their creation or bear any costs or expenses in connection with the Indenture, the Initial Securities, the Private Exchange Securities, the Unrestricted Securities or the Holdings Guarantee or any transaction contemplated thereby.

19. Authentication.

     This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

20. Abbreviations and Defined Terms.

     Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors
Act).

21. CUSIP Numbers.

     Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuers have caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

22. Governing Law.

     The laws of the State of New York shall govern the Indenture, this Security, the Holdings Guarantee and any Guarantee without regard to principles of conflicts of laws.

23. One Class of Securities.

     The Fixed Rate Securities and the Floating Rate Securities are treated as one class of securities under the Indenture.

                                    B-2-10

                     [FORM OF HOLDINGS GUARANTEE/GUARANTEE]

                          SENIOR SUBORDINATED GUARANTEE

     [Holdings] [The Guarantor] (as defined in the Indenture referred to in the Security upon which this notation is endorsed) hereby unconditionally guarantees on a senior subordinated basis (such guaranty being referred to herein as the "[Holdings] Guarantee") the due and punctual payment of the principal of, premium, if any, and interest on the Securities, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal, premium and interest on the Securities, and the due and punctual performance of all other obligations of the Issuers to the Holders or the Trustee, all in accordance with the terms set forth in Article Eleven of the Indenture.

     The obligations of [Holdings] [the Guarantor] to the Holders of Securities and to the Trustee pursuant to the [Holdings] Guarantee and the Indenture are expressly set forth, and are expressly subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness (as defined in the Indenture) of [Holdings] [such Guarantor], to the extent and in the manner provided in Article Eleven and Article Twelve of the Indenture, and reference is hereby made to such Indenture for the precise terms of the [Holdings] Guarantee therein made.

     This Holdings Guarantee will rank pari passu in right of payment with any future senior subordinated indebtedness of Holdings and will rank senior in right of payment to any other future subordinated obligations of Holdings.

     This [Holdings] Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which this [Holdings] Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

     Nothing contained in the Indenture or in any Securities or Holdings Guarantee all require Holdings to preserve its existence, and Holdings may be dissolved at any time (whether in connection with a Holdings IPO Reorganization or otherwise).

     All obligations under [this Holdings Guarantee and under] the Indenture, the Initial Securities, the Private Exchange Securities and the Unrestricted Securities shall be expressly non-recourse to the partners of Holdings in their capacities as such, and by purchasing the Securities guaranteed hereby, each holder of Securities waives any such liability of any partner of Holdings under the Indenture, the Initial Securities, the Private Exchange Securities, the Unrestricted Securities or the Holdings Guarantee. The partners of Holdings shall not be liable for any claim based on, in respect of or by reason of such obligations or their creation or bear any costs or expenses in connection with this Holdings Guarantee or the Indenture, the Initial Securities, the Private Exchange Securities or the Unrestricted Securities or any transaction contemplated thereby. Nothing contained in the Indenture or in any Securities or Holdings Guarantee shall require Holdings to preserve its existence, and Holdings may be dissolved at any time (whether in connection with a Holdings

IPO Reorganization or otherwise).

     This [Holdings] Guarantee shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.

     This [Holdings] Guarantee is subject to release upon the terms set forth in the Indenture.


                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                 ASSIGNMENT FORM


I or we assign and transfer this Security to

--------------------------------------------------------------------------------
(Print or type name, address and zip code of assignee or transferee)


--------------------------------------------------------------------------------
(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint agent to transfer this Security on the books of the Issuers. The agent may substitute another to act for him.

Dated:                        Signed:
      --------------                 -------------------------------------------
                                        (Signed exactly as name appears
                                        on the other side of this Security)


                              Signature Guarantee:
                                                  ------------------------------

                              Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

                       OPTION OF HOLDER TO ELECT PURCHASE


     If you want to elect to have this Security purchased by the Issuers pursuant to Section 4.05 or Section 4.14 of the Indenture, check the appropriate box:

Section 4.05 [      ]

Section 4.14 [      ]

     If you want to elect to have only part of this Security purchased by the Issuers pursuant to Section 4.05 or Section 4.14 of the Indenture, state the amount: $_____________


Dated:                        Your Signature:
      -------------------                    ----------------------------------
                                             Signed exactly as name appears
                                             on the other side of this Security)


                              Signature Guarantee:
                                                  ------------------------------

                               SIGNATURE GUARANTEE

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT C

                      FORM OF LEGEND FOR GLOBAL SECURITIES


     Any Global Security authenticated and delivered hereunder shall bear a legend (which would be in addition to any other legends required in the case of a Restricted Security) in substantially the following form:

          THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.


          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN
SECTION 2.16 OF THE INDENTURE.

                                                                       EXHIBIT D


                  CERTIFICATE TO BE DELIVERED UPON EXCHANGE
                  OR REGISTRATION OF TRANSFER OF SECURITIES


            Re:   8 3/4% Senior Subordinated Notes due 2008
                  (the "Fixed Rate Securities") or Floating Interest Rate Subordinated Term Securities due 2008 ("Floating Rate Securities" and, together with the Fixed Rate Securities, the "Securities") of Graham Packaging Company and GPC Capital Corp. I


     This Certificate relates to $_______ principal amount of [Fixed Rate Securities] [Floating Rate Securities] held in the form of* ___ a beneficial interest in a Global Security or* _______ Physical Securities by ______ (the "Transferor").

The Transferor:*

     has requested by written order that the Registrar deliver in exchange for its beneficial interest in the Global Security held by the Depositary a Physical Security or Physical Securities in definitive, registered form of authorized denominations and an aggregate number equal to its beneficial interest in such Global Security (or the portion thereof indicated above); or has requested the Registrar by written order to exchange or register the transfer of a Physical Security or Physical Securities.

     In connection with such request and in respect of each such Security, the Transferor does hereby certify that the Transferor is familiar with the Indenture relating to the above captioned Securities and the restrictions on transfers thereof as provided in Section 2.16 of such Indenture, and that the transfer of the Securities does not require Registration under the Securities Act of 1933, as amended (the "Act"), because*:

     Such Security is being acquired for the Transferor's own account, without transfer (in satisfaction of Section 2.16 of the Indenture).

     Such Security is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Act), in reliance on Rule 144A.

     Such Security is being transferred to an institutional "accredited investor" (within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Act) which delivers a certificate to the Trustee in the form of Exhibit E to the Indenture.

     Such Security is being transferred in reliance on Rule 144 under the

Act.

  / / Such Security is being transferred in reliance on and in compliance with an exemption from the Registration requirements of the Act other than Rule 144A or Rule 144 under the Act to a person other than an institutional "accredited investor." [An Opinion of Counsel to the effect that such transfer does not require Registration under the Securities Act accompanies this certification.]

                                --------------------------------
                                [INSERT NAME OF TRANSFEROR]


                                By:
                                   --------------------------
                                     [Authorized Signatory]

Date: --------------
*Check applicable box.

                                                                       EXHIBIT E


                   Form of Transferee Letter of Representation


United States Trust Company of New York
114 West 47th Street
New York, New York  10036
Attention:  Corporate Trust Division

Dear Sirs:

     This certificate is delivered to request a transfer of $________ principal amount of the [8 3/4% Senior Subordinated Notes due 2008 ] [Floating Interest Rate Subordinated Term Securities due 2008] (the "Notes") of Graham Packaging Company and GPC Capital Corp. I (the "Issuers"). Upon transfer, the Notes would be registered in the name of the new beneficial owner as follows:

              Name:
              Address:
              Taxpayer ID Number:

     The undersigned represents and warrants to you that:

          1. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933 (the "Securities Act")) purchasing for our own account or for the account of such an institutional "accredited investor" at least $250,000 principal amount of the Notes, and we are acquiring the Notes not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risk of our investment in the Notes and we invest in or purchase securities similar to the Notes in the normal course of our business. We and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

          2. We understand that the Notes have not been registered under the Securities Act and, unless so registered, may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing Notes to offer, sell or otherwise transfer such Notes prior to the date which is two years after the later of the date of original issue and the last date on which an Issuer or any affiliate of an Issuer was the owner of such Notes (or any predecessor thereto) (the "Resale Restriction Termination Date") only (a) to an Issuer, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) in a transaction complying with the requirements of Rule 144A under the Securities Act, to a person we reasonably believe is a qualified institutional buyer under Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act, that is purchasing for its own account or for the account of such an institutional "accredited investor," in each case in a minimum principal amount of Notes of $250,000 or (e) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and in compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Notes is proposed to be made pursuant to clause (d) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Issuer and the Trustee, which shall provide, among other things, that the transferee is an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act and that it is acquiring such Notes for investment purposes and not for distribution in violation of the Securities Act. Each purchaser acknowledges that the Issuer and the Trustee reserve the right prior to any offer, sale or other transfer prior to the Resale Restriction Termination Date of the Notes pursuant to clause (d) or (e) above to require the delivery of an opinion of counsel, certificates and/or other information satisfactory to the Issuer and the Trustee.

Dated:                                  TRANSFEREE:
      ------------------------                     -----------------------------

                                        By:
                                           -------------------------------------


                                       E-2